January 2, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Form N-CSR

John Hancock Series Trust (the "Registrant") on behalf of:
   John Hancock 500 Index Fund
   John Hancock Focused Equity Fund
   John Hancock Mid Cap Equity Fund
   John Hancock Multi Cap Growth Fund
   John Hancock Real Estate Fund
   John Hancock Small Cap Growth Fund
   John Hancock Technology Fund

      File Nos. 2-75807; 811-3392

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending October 31, 2003.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1722.

Sincerely,


/s/Brian E. Langenfeld
Brian E. Langenfeld
Attorney and Assistant Secretary




ITEM 1. REPORT TO STOCKHOLDERS.


John Hancock
Real Estate
Fund

ANNUAL
REPORT

10.31.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 25

For your information
page 29


Dear Fellow Shareholders,

The stock market has made a strong recovery in 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would begin to strengthen, which it did. The market's move up began in April and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains year-to-date through October 31. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 45.22% through October, while the Dow Jones Industrial Average was up 19.82% and the Standard & Poor's 500 Index returned 21.19%. With falling interest rates, bonds also did well, although they began to reverse course in July. High yield bonds led the pack, returning 24.23% through October, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of October 31, 2003. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital, with
income as a
secondary goal,
by investing at
least 80% of its
assets in securities
of U.S. and foreign
real estate compa-
nies of any size.
The Fund generally
focuses on real
estate investment
trusts (REITs).

Over the last twelve months

* Real estate investment trusts (REITs) outperformed the overall stock market, posting gains of more than 30% as a group.

* All segments of the REIT market performed well; retail REITs were the market leaders, while hotel REITs lagged.

* The Fund emphasized retail and office REITs, and underweighted apartment and hotel stocks.

[Bar chart with heading "John Hancock Real Estate Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2003." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The first bar represents the 32.91% total return for Class
A. The second bar represents the 32.04% total return for Class B. The third bar represents the 32.04% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 6.2%   Equity Office Properties Trust
 4.7%   Simon Property Group, Inc.
 4.4%   Equity Residential Properties Trust
 3.8%   General Growth Properties, Inc.
 3.5%   Vornado Realty Trust
 3.3%   ProLogis Trust
 3.1%   Apartment Investment & Management Co. (Class A)
 3.0%   Fannie Mae
 2.9%   Boston Properties, Inc.
 2.6%   Kimco Realty Corp.

As a percentage of net assets on October 31, 2003.


MANAGERS'
REPORT

BY JAMES K. SCHMIDT, CFA, JAMES J. MCKELVEY AND LISA A. WELCH,
PORTFOLIO MANAGERS

John Hancock
Real Estate Fund

Recently, Lisa Welch, who joined the Fund's management team in 1998, was added as a portfolio manager, replacing Thomas Goggins.

The U.S. stock market rebounded sharply during the 12 months ended October 31, 2003, posting strong gains after a relentless three-year decline. Improving economic conditions, surprisingly strong corporate earnings and renewed investor confidence fueled the stock market rally. With the exception of early 2003, when uncertainty about the economy and impending war with Iraq weighed on the market, stocks rose steadily throughout the period.

Technology and other growth-oriented stocks led the market's advance, while small-cap stocks outperformed larger-company shares. Most of the major stock indexes posted gains of 20% or more for the one-year period; the broad S&P 500 Index returned 20.79%, while the tech-dominated Nasdaq Composite Index surged by 46.05%.

"...real estate invest-
 ment trusts (REITs)
 outperformed the
 overall market..."

Against this backdrop, real estate investment trusts (REITs) outperformed the overall market, with the Morgan Stanley REIT Index returning 33.94% for the period. Healthy investor demand for REITs, driven by relatively high dividend yields and greater price stability, boosted the sector's performance. However, this outperformance occurred despite a fundamental deterioration in the property sector. The poor economic environment of the past few years contributed to rising vacancies and declining lease rates in most segments of the REIT market. Although vacancy rates appeared to stabilize toward the end of the period, the overall decline in occupancy put pressure on REIT earnings.

FUND PERFORMANCE

For the year ended October 31, 2003, John Hancock Real Estate Fund's Class A, Class B and Class C shares posted total returns of 32.91%, 32.04% and 32.04%, respectively, at net asset value. This performance compared with the 33.63% return of the average real estate fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photos of Jim Schmidt, Jay McKelvey and Lisa Welch flush right next to first paragraph.]

CONSUMER SPENDING PROPELS RETAIL HIGHER

The top performers in the REIT sector were retail REITs, continuing a trend that began in early 2001. Consumer spending, the primary engine of economic growth, has remained buoyant despite rising unemployment and a generally weak economy. Occupancy rates at malls and shopping centers are very high, and sales per square foot -- which are often the basis for establishing lease rates -- have continued to grow at a healthy pace.

As a result, earnings at many retail REITs have risen sharply, and their share prices have followed suit. Many of the Fund's top contributors to performance over the past year were retail REITs. In particular, the largest regional mall REITs -- including Simon Property Group, General Growth Properties, and The Rouse Co. -- were among the best performers in the portfolio.

The Fund held an overweighted position in retail REITs throughout the period. However, we believe that valuations in this segment have grown a bit high, so we have been trimming our retail holdings and taking profits.

"Many of the Fund's top
 contributors to perfor-
 mance over the past year
 were retail REITs."

VACANCIES RISE IN OFFICES AND APARTMENTS

Office and apartment REITs were hit the hardest by increasing vacancies, but they nonetheless managed to post returns in line with the broader REIT sector. Both office and apartment occupancy rates are dependent on job growth, and weakness in the labor market has persisted despite recent signs of recovery in most parts of the economy.

Apartment REITs struggled with the worst of both worlds -- increasing supply (many new apartment developments) and declining demand (low mortgage rates led renters to become homeowners). However, conditions began to stabilize toward the end of the period as new construction tapered off and rising rates diminished the allure of home ownership. In addition, apartment landlords are making fewer concessions to bring in new tenants. The Fund was underweighted in apartment REITs during the entire one-year period, and they performed surprisingly well, driving up valuations. We expect to maintain this underweight until we see signs of fundamental improvement and lower valuations.

[Table at top left-hand side of page entitled "Top five industry groups."
The first listing is REIT Equity--Office property 22%, the second is REIT Equity--Apartments 15%, the third REIT Equity--Regional malls 15%, the fourth REIT Equity--Warehouse/Industries 10%, and the fifth REIT Equity--Shopping centers 10%.]

Office REITs were hurt by a sharp decline in demand for office space. Although vacancy rates stabilized near the end of the period, tenant improvement costs soared as office REITs made allowances in order to retain long-term tenants. These costs effectively reduced lease rates at many properties. The Fund was generally overweighted in office REITs during the period and benefited from the favorable performance of its two largest office holdings, Equity Office Properties and Boston Properties.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-03." The chart is divided into three sections (from top to left): Common stocks 95%, Short-term investments & other 4% and Preferred stocks 1%.]

HOTELS LAG BUT IMPROVE

Hotel REITs trailed the rest of the sector overall but were the top performers in the REIT market during the latter half of the period. The travel industry was hit hard by a series of adverse events, including the 2001 recession, the 9/11 terrorist attacks, the war with Iraq and the SARS outbreak. More recently, though, as the economy has improved, hotel stocks have soared in anticipation of a resurgence in both business and leisure travel.

The Fund was largely underweighted in hotels early in the period, then shifted to a market weight as the industry rebounded. The Fund's best-performing hotel holding was a non-REIT, Starwood Hotels, which benefited from its emphasis on upscale urban properties.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is ProLogis Trust followed by an up arrow with the phrase "Industrial REIT benefited from international exposure." The second listing is Vornado Realty Trust followed by an up arrow with the phrase "Retail/industrial REIT located in strong markets." The third listing is MeriStar Hospitality followed by a down arrow with the phrase "Cut dividend in effort to reduce debt."]

CUTTING BACK ON NON-REIT HOLDINGS

We typically invest a portion of the portfolio in non-REIT stocks that are related to the real estate industry, such as mortgage lenders, homebuilders and hotel franchisers. During the past year, we sold many of our non-REIT stocks, locked in gains, and reallocated the proceeds into REITs. By the end of the period, non-REIT companies made up less than 5% of the portfolio, down from 15% at the beginning of the period.

"The strength of the eco-
 nomic recovery will dictate
 whether REITs can maintain
 their momentum into 2004."

OUTLOOK

Barring a dramatic collapse during the final two months of 2003, REITs are about to put the finishing touches on a fourth straight year of positive performance. The strength of the economic recovery will dictate whether REITs can maintain their momentum into 2004. In the portfolio, we intend to focus on relatively undervalued segments of the REIT market, such as office and hotel REITs. In addition, we will look to further diversify the portfolio by increasing our non-REIT holdings.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2003

                              Class A      Class B      Class C
Inception date                9-30-98       3-1-00       3-1-00

Average annual returns with maximum sales charge (POP)
One year                       26.31%       27.04%       29.68%
Five years                     12.26%          --           --
Since inception                11.94%       16.96%       17.17%

Cumulative total returns with maximum sales charge (POP)
One year                       26.31%       27.04%       29.68%
Five years                     78.29%          --           --
Since inception                77.44%       77.66%       78.84%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Real Estate Fund, before sales charge, and is equal to $18,685 as of October 31, 2003. The second line represents the value of the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $17,744 as of October 31, 2003. The third line represents Morgan Stanley REIT Index and is equal to $17,593 as of October 31, 2003. The fourth line represents Standard & Poor's 500 Index and is equal to $11,103 as of October 31, 2003.

             Cum Value of $10K   Cum Value of $10K   S&P 500   Morgan Stanley
Plot Date            (No Load)            (w/Load)     Index       REIT Index

9/30/1998              $10,000              $9,500   $10,000          $10,000
10/31/1998               9,960               9,459    10,813            9,811
4/30/1999               10,748              10,207    13,227           10,218
10/31/1999               9,937               9,437    13,589            9,197
4/30/2000               11,261              10,694    14,567           10,235
10/31/2000              11,964              11,362    14,417           10,870
4/30/2001               13,281              12,612    12,677           12,063
10/31/2001              13,551              12,869    10,826           12,311
4/30/2002               15,996              15,191    11,077           14,569
10/31/2002              14,058              13,350     9,191           13,134
4/30/2003               15,594              14,810     9,603           14,593
10/31/2003              18,685              17,744    11,103           17,593

                                                 Class B      Class C 1
Period beginning                                  3-1-00       3-1-00
Without sales charge                             $18,066      $18,066
With maximum sales charge                        $17,766      $17,884
Index 1                                           $8,039       $8,039
Index 2                                          $19,016      $19,016

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Morgan Stanley REIT Index -- Index 2 -- is an unmanaged index consisting of the most actively traded real estate investment trusts.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2003

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 94.64%                                                                                      $47,237,528
(Cost $40,717,826)

Banks 1.21%                                                                                                   601,570
 12,000   Charter One Financial, Inc.                                                                         383,520
  7,000   GreenPoint Financial Corp.                                                                          218,050

Mortgage Banking 4.03%                                                                                      2,010,660
 21,000   Fannie Mae                                                                                        1,505,490
  9,000   Freddie Mac                                                                                         505,170

Real Estate -- Operations 1.18%                                                                               592,650
 18,000   Brookfield Properties Corp. (Canada)                                                                459,720
  3,000   Forest City Enterprises, Inc. (Class A)                                                             132,930

REIT Equity -- Apartments 14.90%                                                                            7,437,958
 37,500   Apartment Investment & Management Co. (Class A)                                                   1,533,750
 36,002   Archstone-Smith Trust                                                                               961,253
 16,500   Avalonbay Communities, Inc.                                                                         753,555
  8,000   BRE Properties, Inc. (Class A)                                                                      258,800
  8,000   Camden Property Trust                                                                               316,800
 75,000   Equity Residential Properties Trust                                                               2,193,750
  6,000   Essex Property Trust, Inc.                                                                          359,280
  4,000   Gables Residential Trust                                                                            128,720
  6,000   Mid-America Apartment Communities, Inc.                                                             188,400
  9,000   Post Properties, Inc.                                                                               237,600
 29,000   United Dominion Realty Trust, Inc.                                                                  506,050

REIT Equity -- Diversified 5.19%                                                                            2,588,190
  7,000   Bedford Property Investors, Inc.                                                                    183,820
 14,500   Catellus Development Corp.                                                                          322,915
  4,500   Correctional Properties Trust                                                                       121,905
  5,000   iStar Financial Inc.                                                                                190,300
 35,000   Vornado Realty Trust                                                                              1,769,250

REIT Equity -- Health Care 2.93%                                                                            1,462,940
 14,000   Health Care Property Investors, Inc. +                                                              652,820
  9,000   Health Care REIT, Inc. +                                                                            298,350
  5,000   Healthcare Realty Trust, Inc.                                                                       168,750
  7,000   Nationwide Health Properties, Inc.                                                                  128,100
 18,000   Windrose Medical Properties Trust                                                                   214,920

REIT Equity -- Hotels/Restaurants 5.20%                                                                     2,593,975
  7,000   FelCor Lodging Trust, Inc.                                                                           71,330
 10,000   Hospitality Properties Trust                                                                        366,700
 78,500   Host Marriott Corp. +                                                                               820,325
  6,000   Innkeepers USA Trust                                                                                 52,200
 20,000   MeriStar Hospitality Corp.                                                                          136,600
 34,000   Starwood Hotels & Resorts Worldwide, Inc. +                                                       1,146,820

REIT Equity -- Manufactured Homes 0.19%                                                                        95,000
  2,500   Manufactured Home Communities, Inc.                                                                  95,000

REIT Equity -- Office Property 21.50%                                                                      10,730,525
  8,000   Alexandria Real Estate Equities, Inc.                                                               408,000
 12,000   Arden Realty, Inc.                                                                                  335,640
 33,000   Boston Properties, Inc.                                                                           1,460,250
 15,000   Brandywine Realty Trust                                                                             380,100
 19,500   CarrAmerica Realty Corp.                                                                            586,365
  9,500   Cousins Properties, Inc.                                                                            273,125
 30,000   Crescent Real Estate Equities Co.                                                                   460,500
111,078   Equity Office Properties Trust                                                                    3,111,295
 11,000   Glenborough Realty Trust, Inc.                                                                      214,500
 14,000   Highwoods Properties, Inc.                                                                          347,200
 30,500   HRPT Properties Trust                                                                               285,480
  9,000   Mack-Cali Realty Corp.                                                                              339,210
 18,000   Maguire Properties, Inc.                                                                            392,400
 13,000   Prentiss Properties Trust                                                                           393,120
 32,000   Reckson Associates Realty Corp.                                                                     711,040
 16,000   SL Green Realty Corp.                                                                               578,400
 34,000   Trizec Properties, Inc.                                                                             453,900

REIT Equity -- Regional Malls 14.57%                                                                        7,273,130
  9,000   CBL & Associates Properties, Inc.                                                                   479,700
  7,500   Crown American Realty Trust                                                                          89,850
 25,000   General Growth Properties, Inc.                                                                   1,912,500
 17,000   Macerich Co. (The)                                                                                  683,400
 12,000   Mills Corp. (The)                                                                                   489,600
 24,000   Rouse Co. (The)                                                                                   1,032,000
 52,000   Simon Property Group, Inc.                                                                        2,344,160
 12,000   Taubman Centers, Inc.                                                                               241,920

REIT Equity -- Shopping Centers 10.01%                                                                      4,996,480
 21,000   Developers Diversified Realty Corp.                                                                 606,900
  8,000   Federal Realty Investment Trust                                                                     303,600
 13,000   Glimcher Realty Trust                                                                               275,340
 31,000   Kimco Realty Corp.                                                                                1,291,460
 23,000   New Plan Excel Realty Trust +                                                                       522,100
  9,000   Pan Pacific Retail Properties, Inc.                                                                 399,150
  5,000   Ramco-Gershenson Properties Trust                                                                   120,750
  8,000   Realty Income Corp.                                                                                 315,200
 15,000   Regency Centers Corp.                                                                               556,200
 14,000   Weingarten Realty Investors                                                                         605,780

REIT Equity -- Storage 3.42%                                                                                1,705,825
 29,000   Public Storage, Inc.                                                                              1,160,000
  9,000   Shurgard Storage Centers, Inc.                                                                      325,800
  6,500   Sovran Self Storage, Inc.                                                                           220,025

REIT Equity -- Warehouse/Industries 10.31%                                                                  5,148,625
 24,000   AMB Property Corp.                                                                                  719,760
  5,500   CenterPoint Properties Corp.                                                                        373,725
 38,000   Duke Realty Corp.                                                                                 1,112,640
  8,000   First Industrial Realty Trust, Inc.                                                                 258,400
 19,500   Liberty Property Trust                                                                              709,410
  8,500   PS Business Parkes, Inc.                                                                            320,450
 56,000   ProLogis Trust                                                                                    1,654,240

PREFERRED STOCKS 1.37%                                                                                        686,130
(Cost $618,827)

REIT Equity -- Regional Malls 0.27%                                                                           134,850
  5,000   Mills Corp. (The)                                                                                   134,850

REIT Equity -- Shopping Centers 0.56%                                                                         281,500
 10,000   Ramco-Gershenson Properties Trust                                                                   281,500

REIT Equity -- Storage 0.54%                                                                                  269,780
  9,400   Public Storage, Inc.                                                                                269,780

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE   (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 10.82%                                                                              $5,398,292
(Cost $5,398,292)

Joint Repurchase Agreement 5.97%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. -- Dated
10-31-03, due 11-03-03 (Secured by U.S.
Treasury Inflation Indexed Bond 3.625%
due 04-15-28, U.S. Treasury Inflation Indexed
Note 1.875% due 07-15-13)                                                       1.020%         $2,978       2,978,000

                                                                                               SHARES
Cash Equivalents 4.85%
AIM Cash Investment Trust*                                                                  2,420,292       2,420,292

TOTAL INVESTMENTS 106.83%                                                                                 $53,321,950

OTHER ASSETS AND LIABILITIES, NET (6.83%)                                                                 ($3,409,888)

TOTAL NET ASSETS 100.00%                                                                                  $49,912,062

+ All or a portion of this security is on loan as of October 31, 2003.

* Represents investment of security lending collateral.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS AND
LIABILITIES

ASSETS
Investments at value (cost $46,734,945),
including $2,324,004 of securities loaned                         $53,321,950
Cash                                                                       33
Receivable for investments sold                                       539,630
Receivable for shares sold                                             54,156
Dividends and interest receivable                                     136,397
Receivable from affiliates                                              5,614
Other assets                                                            2,847

Total assets                                                       54,060,627

LIABILITIES
Payable for investments purchased                                   1,537,013
Payable for shares repurchased                                        100,698
Payable for securities on loan                                      2,420,292
Payable to affiliates
  Management fee                                                       34,084
  Distribution and service fee                                          3,087
  Other                                                                16,180
Other payables and accrued expenses                                    37,211

Total liabilities                                                   4,148,565

NET ASSETS
Capital paid-in                                                    43,903,039
Accumulated net realized loss on investments                         (715,862)
Net unrealized appreciation of investments                          6,587,005
Accumulated net investment income                                     137,880

Net assets                                                        $49,912,062

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($17,664,836 [DIV] 1,309,044 shares)                           $13.49
Class B ($20,851,473 [DIV] 1,546,793 shares)                           $13.48
Class C ($11,395,753 [DIV] 845,225 shares)                             $13.48

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($13.49 [DIV] 95%)                                           $14.20
Class C ($13.48 [DIV] 99%)                                             $13.62

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign tax withholding of $1,165)               $2,617,286
Interest                                                               21,026
Securities lending                                                      8,705

Total investment income                                             2,647,017

EXPENSES
Investment management fee                                             346,979
Class A distribution and service fee                                   45,988
Class B distribution and service fee                                  183,003
Class C distribution and service fee                                   97,427
Transfer agent fee                                                    195,084
Registration and filing fee                                            37,416
Custodian fee                                                          27,147
Printing                                                               16,680
Auditing fee                                                           13,760
Accounting and legal services fee                                      12,361
Miscellaneous                                                           3,773
Trustees' fee                                                           2,421
Interest                                                                1,422
Legal fee                                                                 869

Total expenses                                                        984,330
Less expense reductions                                               (72,383)

Net expenses                                                          911,947

Net investment income                                               1,735,070

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                      828,930
Change in unrealized appreciation
  (depreciation) of investments                                     9,510,211

Net realized and unrealized gain                                   10,339,141

Increase in net assets from operations                            $12,074,211

See notes to
financial statements.



CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                        YEAR             YEAR
                                                       ENDED            ENDED
                                                    10-31-02         10-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                               $826,897       $1,735,070
Net realized gain (loss)                          (1,657,140)         828,930
Change in net unrealized
  appreciation (depreciation)                     (2,917,367)       9,510,211
Increase (decrease) in net assets
  resulting from operations                       (3,747,610)      12,074,211

Distributions to shareholders
From net investment income
Class A                                             (305,419)        (538,972)
Class B                                             (279,127)        (518,225)
Class C                                             (130,821)        (273,983)
From net realized gain
Class A                                              (77,365)              --
Class B                                              (95,105)              --
Class C                                              (27,513)              --
                                                    (915,350)      (1,331,180)

From Fund share transactions                      39,945,980       (3,732,079)

NET ASSETS
Beginning of period                                7,618,090       42,901,110

End of period 1                                  $42,901,110      $49,912,062

1 Includes accumulated net investment income of $66,072 and $137,880, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98 1  10-31-99 2  10-31-00    10-31-01    10-31-02    10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.93       $9.48      $10.21      $10.71      $10.52
Net investment income 3                                   0.14        0.37        0.52        0.45        0.40        0.51
Net realized and unrealized
   gain (loss) on investments                            (0.09)      (0.48)       1.54        0.86        0.03        2.87
Total from
  investment operations                                   0.05       (0.11)       2.06        1.31        0.43        3.38
Less distributions
From net investment income                               (0.12)      (0.34)      (0.79)      (0.37)      (0.36)      (0.41)
From net realized gain                                      --          --       (0.54)      (0.44)      (0.26)         --
                                                         (0.12)      (0.34)      (1.33)      (0.81)      (0.62)      (0.41)
Net asset value,
  end of period                                          $9.93       $9.48      $10.21      $10.71      $10.52      $13.49
Total return 4,5 (%)                                      0.47 6     (1.11) 6    20.40       13.26        3.74       32.91

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $1          $3          $3         $15         $18
Ratio of expenses
  to average net assets (%)                               1.65 7      1.65 7      1.65        1.65        1.65        1.65
Ratio of adjusted expenses
  to average net assets 8 (%)                             9.85 7     11.71 7      8.89        4.63        1.92        1.82
Ratio of net investment income
  to average net assets (%)                               5.72 7      4.49 7      5.11        4.28        3.52        4.46
Portfolio turnover (%)                                     109         345         482         274         327         195

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-00 1  10-31-01    10-31-02    10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.21      $10.70      $10.51
Net investment income 3                                   0.30        0.38        0.32        0.43
Net realized and unrealized
  gain on investments                                     0.13        0.84        0.03        2.87
Total from
  investment operations                                   0.43        1.22        0.35        3.30
Less distributions
From net investment income                               (0.22)      (0.29)      (0.28)      (0.33)
From net realized gain                                      --       (0.44)      (0.26)         --
                                                         (0.22)      (0.73)      (0.54)      (0.33)
Net asset value,
  end of period                                         $10.21      $10.70      $10.51      $13.48
Total return 4,5 (%)                                     18.19 6     12.37        3.03       32.04

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $4         $18         $21
Ratio of expenses
  to average net assets (%)                               2.35 7      2.35        2.35        2.35
Ratio of adjusted expenses
  to average net assets 8 (%)                             9.59 7      5.33        2.62        2.52
Ratio of net investment income
  to average net assets (%)                               4.13 7      3.65        2.82        3.76
Portfolio turnover (%)                                     482         274         327         195

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-00 1  10-31-01    10-31-02    10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.21      $10.70      $10.51
Net investment income 3                                   0.24        0.39        0.32        0.42
Net realized and unrealized
  gain on investments                                     0.19        0.83        0.03        2.88
Total from
  investment operations                                   0.43        1.22        0.35        3.30
Less distributions
From net investment income                               (0.22)      (0.29)      (0.28)      (0.33)
From net realized gain                                      --       (0.44)      (0.26)         --
                                                         (0.22)      (0.73)      (0.54)      (0.33)
Net asset value,
  end of period                                         $10.21      $10.70      $10.51      $13.48
Total return 4,5 (%)                                     18.19 6     12.37        3.03       32.04

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 9        $1          $9         $11
Ratio of expenses
  to average net assets (%)                               2.35 7      2.35        2.35        2.35
Ratio of adjusted expenses
  to average net assets 8 (%)                             9.59 7      5.33        2.62        2.52
Ratio of net investment income
  to average net assets (%)                               3.40 7      3.55        2.82        3.74
Portfolio turnover (%)                                     482         274         327         195

1 Class A, Class B and Class C shares began operations on 9-30-98,
  3-1-00 and 3-1-00, respectively.

2 Effective 10-31-99, the fiscal year end changed from December 31 to October 31.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

9 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Real Estate Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2003, the Fund loaned securities having a market value of $2,324,004 collateralized by cash in the amount of $2,420,292. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended October 31, 2003, the tax character of distributions paid was as follows: ordinary income $1,331,180. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2003, the components of distributable earnings on a tax basis included $238,861 of undistributed ordinary income and $125,517 of undistributed capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distri butions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser, at an annual rate of 0.80% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's total expenses, excluding the distribution and service fees, to 1.35% of the Fund's average daily net asset value, at least until February 28, 2004. Accordingly, the expense reductions related to total expense limitations amounted to $72,383 for the year ended October 31, 2003. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $64,466 with regard to sales of Class A shares. Of this amount, $9,598 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $46,788 was paid as sales commissions to unrelated broker-dealers and $8,080 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $17,981 with regard to sales of Class C shares. Of this amount, $17,952 was paid as sales commissions to unrelated broker-dealers and $29 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2003, CDSCs received by JH Funds amounted to $69,729 for Class B shares and $2,570 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. Effective January 1, 2003, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Until January 1, 2003, the Fund paid a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net asset value of the Fund.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 10-31-02        YEAR ENDED 10-31-03
                               SHARES          AMOUNT      SHARES         AMOUNT
CLASS A SHARES
Sold                        1,543,441     $18,145,403     455,660     $5,458,358
Distributions reinvested       25,540         292,422      40,928        470,844
Repurchased                  (411,593)     (4,641,973)   (626,722)    (7,185,858)
Net increase (decrease)     1,157,388     $13,795,852    (130,134)   ($1,256,656)

CLASS B SHARES
Sold                        1,951,659     $22,835,886     395,429     $4,714,700
Distributions reinvested       26,849         308,993      41,348        472,685
Repurchased                  (571,337)     (6,468,808)   (635,368)    (7,237,398)
Net increase (decrease)     1,407,171     $16,676,071    (198,591)   ($2,050,013)

CLASS C SHARES
Sold                          965,190     $11,242,834     172,214     $2,055,056
Distributions reinvested       11,813         134,664      20,798        237,911
Repurchased                  (173,776)     (1,903,441)   (242,628)    (2,718,377)
Net increase (decrease)       803,227      $9,474,057     (49,616)     ($425,410)

NET INCREASE (DECREASE)     3,367,786     $39,945,980    (378,341)   ($3,732,079)

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2003, aggregated $81,289,978 and $85,190,378, respectively.

The cost of investments owned on October 31, 2003, including short-term investments, for federal income tax purposes was $47,528,459. Gross unrealized appreciation and depreciation of investments aggregated $6,709,021 and $915,530, respectively, resulting in net unrealized appreciation of $5,793,491. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and the differing treatment of certain distributions from REITS.

NOTE E
Reclassification of accounts

During the year ended October 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $207,636, a decrease in accumulated net investment income of $332,082 and an increase in capital paid-in of $124,446. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To The Board of Trustees and Shareholders of
John Hancock Real Estate Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Real Estate Fund, one of the portfolios constituting John Hancock Series Trust (the "Fund"), as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years ended October 31, 2002 and 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003, and the year ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 5, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2003.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2003, 18.50% of the dividends qualifies for the corporate dividends-received deduction.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin, Born: 1940                                                                 1998                30
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments)
(since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc.
(until 1999), Carlin Insurance Agency, Inc. (until 1999); Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1998                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (since 2001), Adorno/
Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001), LaQuinta Motor Inns, Inc. (hotel management company)
(until 1998), Jefferson-Pilot Corporation (diversified life insurance company)
(since 1985), New Century Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000)
and Introgen (since 2000); Advisory Director, Q Investments (since 2000); Advisory
Director, Chase Bank (formerly Texas Commerce Bank -- Austin) (since 1988),
LIN Television (since 2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner,2 Born: 1938                                                              1998                30
Chairman and Trustee, Dunwoody Village, Inc. (retirement services);
Senior Vice President and Chief Financial Officer, UGI Corporation
(Public Utility Holding Company) (retired 1998); Vice President and
Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1998                30
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1998                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan,2 Born: 1930                                                                 1998                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                51
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Declaration
Management Research LLC, John Hancock Advisers, LLC (the "Adviser"),
The Berkeley Financial Group, LLC ("The Berkeley Group"), John Hancock
Funds, LLC ("John Hancock Funds") and Massachusetts Business Development
Corporation; Director, John Hancock Insurance Agency, Inc. ("Insurance
Agency, Inc.") (until 1999).

Maureen Ford Goldfarb, Born: 1955                                                           2000                51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Investment
Company Institute Board of Governors (since 2002); Senior Vice President,
MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1998
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1998
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1998
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------------
Equity                     Balanced Fund
                           Classic Value Fund
                           Core Equity Fund
                           Focused Equity Fund
                           Growth Trends Fund
                           International Fund
                           Large Cap Equity Fund
                           Large Cap Growth Fund
                           Large Cap Select Fund
                           Mid Cap Growth Fund
                           Multi Cap Growth Fund
                           Small Cap Equity Fund
                           Small Cap Growth Fund
                           Sovereign Investors Fund
                           U.S. Global Leaders Growth Fund

-------------------------------------------------------------
Sector                     Biotechnology Fund
                           Financial Industries Fund
                           Health Sciences Fund
                           Real Estate Fund
                           Regional Bank Fund
                           Technology Fund

-------------------------------------------------------------
Income                     Bond Fund
                           Government Income Fund
                           High Income Fund
                           High Yield Bond Fund
                           Investment Grade Bond Fund
                           Strategic Income Fund

-------------------------------------------------------------
Tax-Free Income            California Tax-Free Income Fund
                           High Yield Municipal Bond Fund
                           Massachusetts Tax-Free Income Fund
                           New York Tax-Free Income Fund
                           Tax-Free Bond Fund

-------------------------------------------------------------
Money Market               Money Market Fund
                           U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Real Estate Fund.

0500A 10/03
      12/03






John Hancock
Multi Cap
Growth
Fund

ANNUAL
REPORT

10.31.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 26

For your information
page 29


Dear Fellow Shareholders,

The stock market has made a strong recovery in 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would begin to strengthen, which it did. The market's move up began in April and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains year-to-date through October 31. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 45.22% through October, while the Dow Jones Industrial Average was up 19.82% and the Standard & Poor's 500 Index returned 21.19%. With falling interest rates, bonds also did well, although they began to reverse course in July. High yield bonds led the pack, returning 24.23% through October, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of October 31, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing in a
diversified
portfolio of
growth-oriented
stocks of U.S. and
foreign companies
of any size.

Over the last twelve months

* Growth stocks led a sharp stock market rally as economic conditions improved.

* Technology stocks contributed the most to Fund performance, though selected holdings dampened results.

* The Fund's financial and retail stocks produced solid gains.

[Bar chart with heading "John Hancock Multi Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2003." The chart is scaled in increments of 10% with 0% at the bottom and 30% at the top. The first bar represents the 28.37% total return for Class A. The second bar represents the 27.46% total return for Class B. The third bar represents the 27.46% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.4%   Cendant Corp.
 2.4%   Microsoft Corp.
 2.4%   Pfizer, Inc.
 2.2%   Disney (Walt) Co. (The)
 2.1%   Intel Corp.
 2.0%   Abbott Laboratories
 2.0%   Cost Plus, Inc.
 2.0%   Informatica Corp.
 2.0%   Motorola, Inc.
 2.0%   Hyperion Solutions Corp.

As a percentage of net assets on October 31, 2003.



MANAGERS'
REPORT

BY ANURAG PANDIT, CFA, AND ROBERT J. UEK, PORTFOLIO MANAGERS

John Hancock
Multi Cap Growth Fund

Recently, Rob Uek became a member of the Fund's management team, replacing Bernice Behar. Mr. Uek, who joined John Hancock in 1997, began his business career in 1990.

The year ended October 31, 2003, was an eventful yet upbeat period for the stock market. The year began with fear and trepidation, but it ended on a euphoric note as the market recorded its strongest returns in four years. Stocks were volatile during the first six months of the period amid a sluggish U.S. economy, depressed corporate earnings, the possibility of deflation and an imminent war with Iraq. The market's tone changed significantly, however, during the latter half of the period. Investors grew increasingly confident as companies reported better-than-expected profits and the economy showed signs of a firm recovery.

As a result, the major stock indexes rallied sharply, posting gains in excess of 20% for the 12-month period. Small-cap stocks outperformed large-company shares, as they often do during the early stages of an economic rebound. The small-cap Russell 2000 Index returned 43.37%, well ahead of the 20.79% return of the large-cap Standard & Poor's 500 Index. Growth stocks, led by a resurgence in the beleaguered technology sector, also posted strong results; the Russell 1000 Growth Index (large-cap growth stocks) returned 21.81%, while the Russell 2000 Growth Index (small-cap growth stocks) returned 46.56%.

"The year ended October 31,
 2003, was an eventful
 yet upbeat period for
 the stock market."

FUND PERFORMANCE

For the year ended October 31, 2003, John Hancock Multi Cap Growth Fund's Class A, Class B and Class C shares posted total returns of 28.37%, 27.46% and 27.46%, respectively, at net asset value. This performance was in line with the 28.26% return of the average multi-cap growth fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photos of Anurag Pandit and Robert Uek flush right next to first paragraph.]

TECHNOLOGY BOUNCES BACK

After three years of steady declines, technology stocks staged a ferocious comeback over the past year. As the economy picked up steam, corporations began to increase capital spending on technology. Although smaller-cap tech stocks generally outperformed, even some of the large-cap technology bellwethers, including Intel, Motorola and Cisco Systems, were strong contributors.

Within our technology holdings, we focused on software companies because of pent-up demand for software applications at many corporations. Macromedia, a maker of graphics software, and Veritas Software, a storage software developer which we sold, were among the Fund's top performers.

Despite the generally strong returns of the portfolio's technology stocks, certain individual holdings detracted from performance. Borland Software missed earnings and revenue targets twice in the past year as the result of sales disruptions stemming from two recent acquisitions. Network Associates, which makes computer security software, was forced to restate financial results going back to 1998 after a lengthy SEC investigation into the company's financial statements. We sold the stock.

"...large-cap technology
 bellwethers...were strong
 contributors."

MARKET ACTIVITY BOOSTS FINANCIALS

A broad theme that developed in the portfolio over the past year was a shift toward sectors of the market that would benefit the most from a cyclical upturn in the economy. Financial services stocks fit into this category, and they performed well as the economy and capital markets improved.

Among the Fund's best performers during the one-year period were E*TRADE Group and Ameritrade, two online brokerage companies. Both companies built strong discount brokerage businesses, but they were lumped in with Internet-related stocks and unfairly punished during the technology swoon. We added these two names to the portfolio at depressed levels, and when trading volumes picked up, their share prices rebounded sharply. We sold Ameritrade.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 25%, the second is Computers 22%, the third Retail 12%, the fourth Electronics 11%, and the fifth Finance 6%.]

CONSUMER STOCKS REMAIN RESILIENT

As part of our cyclical theme, we added to the Fund's consumer-oriented holdings. In particular, we increased our exposure to retailers, which benefited from continued strength in consumer spending. The Fund's top contributors to performance included several retail stocks -- office-supply chain Staples, specialty furnishings store Cost Plus, and coffee retailer Starbucks.

Cyclical upturns in specific industries boosted other consumer stocks in the portfolio. For example, auto parts maker Borg-Warner posted strong earnings growth thanks to increased demand for its four-wheel drive systems and fuel-efficient engines. Getty Images, which distributes stock photographs and other images, rose sharply amid signs of a rebound in advertising.

HEALTH CARE MIXED

We reduced the Fund's position in health-care stocks, which provided a mixture of strong gains and sharp losses. On the positive side, biotechnology company Genentech saw its share price more than double during the period. The success of several drugs developed by the company provided a healthy boost to its earnings growth. One of these drugs, Avastin, helps extend the lives of chronically ill cancer patients by stopping the blood flow to tumors. Although we like Genentech's prospects, we sold our entire stake late in the period because we believed that the stock price had gotten ahead of the company's fundamentals.

One of the most significant detractors to Fund performance was Johnson & Johnson, a major pharmaceutical and health-care products company. The company's new drug- coated stent, which helps keep clogged arteries open and has become a major contributor to earnings, was the subject of an FDA warning about problems with blood clotting. In addition, several of Johnson & Johnson's best-selling drugs faced increased competition.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Engineered Support Systems followed by an up arrow with the phrase "Manufacturer won several key defense contracts." The second listing is Cendant followed by an up arrow with the phrase "Signs of an economic rebound boosted the travel services conglomerate." The third listing is Hollywood Entertainment followed by a down arrow with the phrase "Video rental chain reported disappointing revenues."]

Other disappointing health-care holdings in the portfolio included two smaller stocks, Atrix Laboratories and NPS Pharmaceuticals. Atrix posted poor earnings results because of rising research and development costs, while NPS declined after a failed merger and concerns about its osteoporosis drug. We sold our NPS stake.

OUTLOOK

Our outlook for the economy and stock market remains generally positive. The prospects for a rebound in capital spending appear promising, and consumer spending has been bolstered by recent tax cuts and low interest rates. Even the persistent weakness in the job market has shown signs of a turnaround. Given this environment, we intend to maintain our current strategy -- positioning the portfolio to benefit from an expanding economy, with special emphasis on consumer-related and cyclically sensitive industries.

"Our outlook for the econ-
 omy and stock market
 remains generally positive."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
October 31, 2003

                                           Class A      Class B      Class C
Inception date                             12-1-00      12-1-00      12-1-00

Average annual returns with maximum sales charge (POP)
One year                                     21.95%       22.46%       25.20%
Since inception                             -11.12%      -11.08%      -10.46%

Cumulative total returns with maximum sales charge (POP)
One year                                     21.95%       22.46%       25.20%
Since inception                             -29.09%      -28.98%      -27.53%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in a blended index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line the Russell 1000/2000 Growth Index Blend and is equal to $8,052 as of October 31, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Multi Cap Growth Fund, before sales charge, and is equal to $7,465 as of October 31, 2003. The third line represents the value of the same hypothetical investment made in the John Hancock Multi Cap Growth Fund, after sales charge, and is equal to $7,091 as of October 31, 2003.

                                                                    50/50
             Cum Value of $10K    Cum Value of $10K     Russell 1000/2000
                      (No Load)             (w/Load)   Growth Index Blend

12/1/2000              $10,000               $9,500               $10,000
4/30/2001                8,120                7,714                 9,163
10/31/2001               6,780                6,441                 7,551
4/30/2002                7,120                6,764                 7,861
10/31/2002               5,815                5,524                 6,018
4/30/2003                5,957                5,660                 6,380
10/31/2003               7,465                7,091                 8,052

                                    Class B      Class C 1
Period beginning                    12-1-00      12-1-00
Without sales charge                 $7,319       $7,320
With maximum sales charge            $7,102       $7,247
Index                                $8,052       $8,052

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

A blended index is used combining 50% of the Russell 1000 Growth Index, an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation, and 50% of the Russell 2000 Growth Index, an unmanaged index that contains those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2003

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 99.74%                                                                                       $7,136,933
(Cost $6,335,186)

Advertising 1.00%                                                                                              71,520
  1,600   Getty Images, Inc.*                                                                                  71,520

Automobiles/Trucks 1.67%                                                                                      119,385
  1,500   BorgWarner, Inc.                                                                                    119,385

Broker Services 1.82%                                                                                         130,295
 12,650   E*TRADE Group, Inc.*                                                                                130,295

Chemicals 1.27%                                                                                                90,962
  4,750   Airgas, Inc.*                                                                                        90,962

Computers 21.61%                                                                                            1,546,583
  6,950   Autodesk, Inc.                                                                                      133,788
    950   Avocent Corp.*                                                                                       35,910
  1,100   BARRA, Inc.*                                                                                         41,800
  8,550   Borland Software Corp.*                                                                              75,924
  3,300   Cisco Systems, Inc.*                                                                                 69,234
  4,650   Digital Insight Corp. *                                                                              97,557
  1,600   DST Systems, Inc.*                                                                                   60,512
  4,250   Hyperion Solutions Corp.*                                                                           142,333
 13,100   Informatica Corp.*                                                                                  142,790
  1,200   Intuit, Inc.*                                                                                        59,976
  4,450   Itron, Inc.*                                                                                         91,180
  1,550   Lexmark International, Inc.*                                                                        114,096
  3,750   Macromedia, Inc.*                                                                                    71,662
  5,850   McDATA Corp. (Class A)*                                                                              60,430
  6,650   Microsoft Corp.                                                                                     173,898
  5,750   VeriSign, Inc.*                                                                                      91,253
  3,600   Websense, Inc.*                                                                                      84,240

Diversified Operations 2.44%                                                                                  174,758
  8,554   Cendant Corp.*                                                                                      174,758

Electronics 10.52%                                                                                            752,409
  3,600   Artisan Components, Inc.*+                                                                           73,836
 13,700   Conexant Systems, Inc.*                                                                              79,871
    900   Engineered Support Systems, Inc.                                                                     60,849
  4,450   Intel Corp.                                                                                         147,073
  2,800   Intersil Corp. (Class A)                                                                             72,212
    550   Ixia*                                                                                                 6,600
  1,450   L-3 Communications Holdings, Inc.*                                                                   67,773
  1,700   Lexar Media, Inc.*                                                                                   38,947
  1,550   Novellus Systems, Inc.*                                                                              63,999
  4,700   Skyworks Solutions, Inc.*+                                                                           40,326
  3,650   Trimble Navigation Ltd.*                                                                            100,923

Finance 5.91%                                                                                                 422,681
  1,200   Affiliated Managers Group, Inc.*                                                                     87,000
  2,750   American Express Co.                                                                                129,058
  5,407   MBNA Corp.                                                                                          133,823
  2,500   SEI Investments Co.                                                                                  72,800

Food 0.72%                                                                                                     51,624
  1,350   American Italian Pasta Co. (Class A)*+                                                               51,624

Insurance 1.48%                                                                                               106,110
  1,500   Ambac Financial Group, Inc.                                                                         106,110

Leisure 2.39%                                                                                                 170,976
  8,700   Imax Corp. (Canada)*                                                                                 78,726
  4,500   Regal Entertainment Group (Class A)                                                                  92,250

Machinery 0.88%                                                                                                63,315
  2,700   Hydril Co.*                                                                                          63,315

Manufacturing 1.56%                                                                                           111,848
  1,350   Danaher Corp.                                                                                       111,848

Media 3.39%                                                                                                   242,332
  6,800   Disney (Walt) Co. (The)                                                                             153,952
  1,650   Macrovision Corp.*                                                                                   36,250
  6,500   TiVo, Inc.*+                                                                                         52,130

Medical 24.82%                                                                                              1,775,825
  3,400   Abbott Laboratories                                                                                 144,908
  1,575   Alcon, Inc. (Switzerland)*                                                                           86,798
  1,700   Amgen, Inc.*                                                                                        104,992
  3,400   Atrix Laboratories, Inc.*+                                                                           68,306
  1,850   Beckman Coulter, Inc.                                                                                91,853
  2,600   Becton, Dickinson & Co.                                                                              95,056
  6,800   Endo Pharmaceuticals Holdings, Inc.*                                                                111,248
  2,500   Eon Labs, Inc.*                                                                                     105,275
  2,800   Gen-Probe, Inc.*                                                                                     74,956
  2,200   Johnson & Johnson                                                                                   110,726
  1,900   Lilly (Eli) & Co.                                                                                   126,578
  3,500   Medicines Co. (The)*                                                                                 93,275
  2,250   MedImmune, Inc.*                                                                                     59,985
  1,950   Medtronic, Inc.                                                                                      88,861
  1,350   Mid Atlantic Medical Services, Inc.*                                                                 78,840
  5,350   Pfizer, Inc.                                                                                        169,060
  1,750   Renal Care Group, Inc.*                                                                              65,642
  4,100   VISX, Inc.*                                                                                          99,466

Oil & Gas 1.92%                                                                                               137,100
  5,000   Evergreen Resources, Inc.*                                                                          137,100

Retail 11.83%                                                                                                 846,533
  2,050   99 Cents Only Stores*                                                                                61,028
  4,550   Aeropostale, Inc. *                                                                                 140,368
  3,150   Cost Plus, Inc.*                                                                                    144,491
  2,100   Fastenal Co.                                                                                         93,387
  5,700   Hollywood Entertainment Corp.*                                                                       86,640
  3,200   Panera Bread Co.*                                                                                   128,736
  4,150   Staples, Inc.*                                                                                      111,303
  2,550   Starbucks Corp.*                                                                                     80,580

Telecommunications 3.11%                                                                                      222,224
  1,950   Commonwealth Telephone Enterprises, Inc.*                                                            79,482
 10,550   Motorola, Inc.                                                                                      142,742

Transportation 1.40%                                                                                          100,453
  1,300   America West Holdings Corp. (Class B)*                                                               18,746
    600   Overnite Corp.*                                                                                      13,296
  3,050   Swift Transportation Co., Inc.*                                                                      68,411


                                                                           INTEREST      PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                         RATE         (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 5.07%                                                                                 $362,584
(Cost $362,584)

Joint Repurchase Agreement 1.05%
Investment in a joint repurchase agreement transaction
  with Barclays Capital, Inc. -- Date 10-31-03, due
  11-03-03 (Secured by U.S. Treasury Inflation Indexed
  Bond 3.625% due 04-15-28, U.S. Treasury Inflation
  Indexed Note 1.875% due 07-15-13)                                          1.02%       $75                   75,000

                                                                                         SHARES
Cash Equivalents 4.02%
AIM Cash Investment Trust**                                                              287,584              287,584

TOTAL INVESTMENTS 104.81%                                                                                  $7,499,517

OTHER ASSETS AND LIABILITIES, NET (4.81%)                                                                   ($344,364)

TOTAL NET ASSETS 100.00%                                                                                   $7,155,153

 * Non-income-producing security.

** Represents investment of security lending collateral.

 + All or a portion of this security is on loan as of October 31, 2003.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.




ASSETS AND
LIABILITIES

October 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS AND
LIABILITIES

ASSETS
Investments at value (cost $6,697,770) including
  $271,726 of securities loaned                                    $7,499,517
Cash                                                                      595
Receivable for shares sold                                              9,545
Dividends and interest receivable                                       2,802
Receivable from affiliates                                             11,283
Other assets                                                              299

Total assets                                                        7,524,041

LIABILITIES
Payable for investments purchased                                      54,952
Payable for shares repurchased                                            872
Payable for securities on loan                                        287,584
Payable to affiliates
  Management fee                                                        4,328
  Distribution and service fee                                            387
  Other                                                                 2,227
Other payables and accrued expenses                                    18,538

Total liabilities                                                     368,888

NET ASSETS
Capital paid-in                                                     7,750,554
Accumulated net realized loss on investments                       (1,397,057)
Net unrealized appreciation of investments                            801,747
Accumulated net investment loss                                          (91)

Net assets                                                         $7,155,153

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($3,473,674 [DIV] 473,772 shares)                               $7.33
Class B ($2,588,264 [DIV] 357,484 shares)                               $7.24
Class C ($1,093,215 [DIV] 150,964 shares)                               $7.24

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.33 [DIV] 95%)                                             $7.72
Class C ($7.24 [DIV] 99%)                                               $7.31

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $53)                   $36,140
Interest (including securities lending income of $976)                  2,220

Total investment income                                                38,360

EXPENSES
Investment management fee                                              34,074
Class A distribution and service fee                                    7,101
Class B distribution and service fee                                   13,575
Class C distribution and service fee                                    8,187
Registration and filing fee                                            39,578
Transfer agent fee                                                     25,907
Custodian fee                                                          12,318
Printing                                                               10,916
Auditing fee                                                           10,000
Accounting and legal services fee                                       1,306
Miscellaneous                                                           1,142
Trustees' fee                                                             228
Legal fee                                                                 173

Total expenses                                                        164,505
Less expense reductions                                               (85,666)

Net expenses                                                           78,839

Net investment loss                                                   (40,479)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments                                      (37,794)
Change in net unrealized appreciation (depreciation)
  of investments                                                    1,248,317

Net realized and unrealized gain                                    1,210,523

Increase in net assets from operations                             $1,170,044

See notes to
financial statements.



CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                          YEAR          YEAR
                                                         ENDED         ENDED
                                                      10-31-02 1    10-31-03

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                   ($53,652)     ($40,479)
Net realized loss                                     (764,757)      (37,794)
Change in net unrealized
  appreciation (depreciation)                           72,016     1,248,317

Increase (decrease) in net assets
  resulting from operations                           (746,393)    1,170,044

Distributions to shareholders
From net investment income
Class A                                                (31,990)           --
Class B                                                 (9,075)           --
Class C                                                 (8,049)           --
                                                       (49,114)           --
From Fund share transactions                         1,019,080     2,373,728

NET ASSETS
Beginning of period                                  3,387,808     3,611,381

End of period 2                                     $3,611,381    $7,155,153


1 Audited by previous auditor.

2 Includes accumulated net investment loss of $40 and $91, respectively.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

FINANCIAL HIGHLIGHTS

PERIOD ENDED                           10-31-01 1,2     10-31-02 2    10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                    $10.00            $6.78         $5.71
Net investment loss 3                     (0.05)           (0.06)        (0.03)
Net realized and unrealized
  gain (loss) on investments              (3.17)           (0.91)         1.65
Total from
  investment operations                   (3.22)           (0.97)         1.62
Less distributions
From net investment income                   --            (0.10)           --

Net asset value,
  end of period                           $6.78            $5.71         $7.33
Total return 4,5 (%)                     (32.20) 6        (14.24)        28.37

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                              $2               $2            $3
Ratio of expenses
  to average net assets (%)                1.40 7           1.40          1.40
Ratio of adjusted expenses
  to average net assets 8 (%)              6.03 7           4.05          3.29
Ratio of net investment loss
  to average net assets (%)               (0.80) 7         (0.96)        (0.55)
Portfolio turnover (%)                      106              103            66

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                          10-31-01 1,2     10-31-02 2     10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                   $10.00            $6.74          $5.68
Net investment loss 3                    (0.10)           (0.11)         (0.08)
Net realized and unrealized
  gain (loss) on investments             (3.16)           (0.89)          1.64
Total from
  investment operations                  (3.26)           (1.00)          1.56
Less distributions
From net investment income                  --            (0.06)            --

Net asset value,
  end of period                          $6.74            $5.68          $7.24
Total return 4,5 (%)                    (32.60) 6        (14.80)         27.46

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                             $1               $1             $3
Ratio of expenses
  to average net assets (%)               2.10 7           2.10           2.10
Ratio of adjusted expenses
  to average net assets 8 (%)             6.73 7           4.75           3.99
Ratio of net investment loss
  to average net assets (%)              (1.57) 7         (1.66)         (1.27)
Portfolio turnover (%)                     106              103             66

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                          10-31-01 1,2     10-31-02 2     10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                   $10.00            $6.74          $5.68
Net investment loss 3                    (0.10)           (0.11)         (0.08)
Net realized and unrealized
  gain (loss) on investments             (3.16)           (0.89)          1.64
Total from
  investment operations                  (3.26)           (1.00)          1.56
Less distributions
From net investment income                  --            (0.06)            --

Net asset value,
  end of period                          $6.74            $5.68          $7.24
Total return 4,5 (%)                    (32.60) 6        (14.79)         27.46

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                             $1               $1             $1
Ratio of expenses
  to average net assets (%)               2.10 7           2.09           2.10
Ratio of adjusted expenses
  to average net assets 8 (%)             6.72 7           4.74           3.99
Ratio of net investment loss
  to average net assets (%)              (1.56) 7         (1.65)         (1.26)
Portfolio turnover (%)                     106              103             66

1 Class A, Class B and Class C shares began operations on 12-1-00.

2 Audited by previous auditor.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Multi Cap Growth Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2003, the Fund loaned securities having a market value of $271,726 collateralized by cash in the amount of $287,584. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,359,113 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 -- $557,804, October 31, 2010 -- $753,320 and October 31, 2011 -- $47,989.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distribu tions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2003, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Adviser has agreed to limit the Fund's total expenses, excluding distribution and service fees, to 1.10% of the Fund's average daily net asset value, at least until February 28, 2004. Accord ingly, the expense reductions related to the Fund's total expense limitation amounted to $85,666 for the year ended October 31, 2003. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accord ingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $8,236 with regard to sales of Class A shares. Of this amount, $1,167 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,105 was paid as sales commissions to unrelated broker-dealers and $1,964 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $1,534 with regard to sales of Class C shares. Of this amount, $1,486 was paid as sales commissions to unrelated broker-dealers and $48 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2003, CDSCs received by JH Funds amounted to $2,951 for Class B shares and $3 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. Effective January 1, 2003, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Until January 1, 2003, the Fund paid a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net asset value of the Fund.

The Adviser and other subsidiaries of JHLICo owned 200,000 shares of beneficial interest of the Fund on October 31, 2003.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                 YEAR ENDED 10-31-02 1         YEAR ENDED 10-31-03
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                         343,216      $2,532,790       208,273      $1,346,748
Distributions reinvested       2,355          12,551            --              --
Repurchased                 (307,542)     (2,248,721)      (68,960)       (410,555)
Net increase                  38,029        $296,620       139,313        $936,193

CLASS B SHARES
Sold                         177,389      $1,222,076       254,388      $1,673,164
Distributions reinvested       1,570           8,323            --              --
Repurchased                  (99,259)       (655,880)      (70,024)       (409,263)
Net increase                  79,700        $574,519       184,364      $1,263,901

CLASS C SHARES
Sold                          60,298        $411,510        55,343        $347,173
Distributions reinvested       1,470           7,793            --              --
Repurchased                  (45,759)       (271,362)      (31,221)       (173,539)
Net increase                  16,009        $147,941        24,122        $173,634

NET INCREASE                 133,738      $1,019,080       347,799      $2,373,728

1 Audited by previous auditor.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2003, aggregated $5,351,895 and $3,014,754, respectively.

The cost of investments owned on October 31, 2003, including short-term investments, for federal income tax purposes was $6,724,313. Gross unrealized appreciation and depreciation of investments aggregated $1,014,874 and $239,670, respectively, resulting in net unrealized appreciation of $775,204. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Reclassification
of accounts

During the year ended October 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $7, a decrease in accumulated net investment loss of $40,428 and a decrease in capital paid-in of $40,435. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Change in independent auditor

Based on the recom mendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Pricewater houseCoopers LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended October 31, 2003. During the two most recent fiscal periods or years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and PricewaterhouseCoopers LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Multi Cap Growth Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Multi Cap Growth Fund (the "Fund"), one of the portfolios constituting the John Hancock Series Trust, as of October 31, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ending October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2002, and the financial highlights for each of the years in the four-year period ended October 31, 2002, were audited by other auditors whose report dated December 13, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 5, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2003.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin, Born: 1940                                                                 2000                30
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments)
(since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc.
(until 1999), Carlin Insurance Agency, Inc. (until 1999); Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           2000                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (since 2001), Adorno/
Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001), LaQuinta Motor Inns, Inc. (hotel management company)
(until 1998), Jefferson-Pilot Corporation (diversified life insurance company)
(since 1985), New Century Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000)
and Introgen (since 2000); Advisory Director, Q Investments (since 2000); Advisory
Director, Chase Bank (formerly Texas Commerce Bank -- Austin) (since 1988),
LIN Television (since 2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  2000                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner, 2 Born: 1938                                                             2000                30
Chairman and Trustee, Dunwoody Village, Inc. (retirement services);
Senior Vice President and Chief Financial Officer, UGI Corporation
(Public Utility Holding Company) (retired 1998); Vice President and
Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               2000                30
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 2000                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan, 2 Born: 1930                                                                2000                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                51
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Declaration
Management Research LLC, John Hancock Advisers, LLC (the "Adviser"),
The Berkeley Financial Group, LLC ("The Berkeley Group"), John Hancock
Funds, LLC ("John Hancock Funds") and Massachusetts Business Development
Corporation; Director, John Hancock Insurance Agency, Inc. ("Insurance
Agency, Inc.") (until 1999).

Maureen Ford Goldfarb, Born: 1955                                                           2000                51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Investment
Company Institute Board of Governors (since 2002); Senior Vice President,
MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2000
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2000
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2000
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Multi Cap Growth Fund.

1000A 10/03
      12/03






John Hancock
500 Index
Fund

ANNUAL REPORT

10.31.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 22

Trustees & officers
page 34

For your information
page 37


Dear Fellow Shareholders,

The stock market has made a strong recovery in 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would begin to strengthen, which it did. The market's move up began in April and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains year-to-date through October 31. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 45.22% through October, while the Dow Jones Industrial Average was up 19.82% and the Standard & Poor's 500 Index returned 21.19%. With falling interest rates, bonds also did well, although they began to reverse course in July. High yield bonds led the pack, returning 24.23% through October, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of October 31, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks to
provide invest
ment results that
correspond to the
total return of the
Standard & Poor's
500 Index.

Over the last twelve months

* Stocks posted strong gains, buoyed by improving economic conditions and rising earnings.

* The market's rally lifted nearly every industry sector.

* Investors continued to punish companies for misdeeds.

[Bar chart with heading "John Hancock 500 Index Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2003." The chart is scaled in increments of 5% with 0% at the bottom and 25% at the top. The first bar represents the 20.53% total return for the Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

 3.0%   General Electric Co.
 2.9%   Microsoft Corp.
 2.6%   Wal-Mart Stores, Inc.
 2.5%   Pfizer, Inc.
 2.5%   Citigroup, Inc.
 2.5%   Exxon Mobil Corp.
 2.2%   Intel Corp.
 1.6%   American International Group, Inc.
 1.6%   International Business Machines Corp.
 1.5%   Johnson & Johnson

As a percentage of net assets on October 31, 2003.



MANAGERS'
REPORT

BY ROGER C. HAMILTON, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
500 Index Fund

Roger Hamilton recently assumed portfolio management duties for the Fund, replacing Jim Schantz. Mr. Hamilton has been with John Hancock since 1994 and began his business career in 1980.

Stocks posted strong gains during the past year, with the Standard & Poor's 500 Index returning 20.79% for the 12-month period ended October 31, 2003. From the very onset of the period, stocks slowly gained momentum as bargain-hunting investors searched for values in a market that had been declining for nearly 30 months. Investor optimism waned briefly and stocks retreated in the early months of 2003 in response to concerns about a long conflict in Iraq and the stubbornly weak U.S. economy. But the stock market quickly regained its footing in early spring, buoyed by a quick resolution to the Iraq war and evidence that the economy -- fueled by low interest rates, declining energy prices and massive tax cuts -- was on the mend. In the second quarter of 2003, the S&P 500 Index gained 15.4%, one of its largest quarterly gains in more than 40 years. The remaining months of the period also saw stocks gaining in response to more evidence that the economy was improving, although their advance was modest compared with the second quarter's outsized returns.

"Stocks posted strong
 gains during the
 past year..."

FUND PERFORMANCE

During the 12-month period that ended October 31, 2003, John Hancock 500 Index Fund's Class R shares posted a total return of 20.53%, compared with the 19.99% return of the average S&P 500 Index objective fund, according to Lipper, Inc. Historical performance information can be found on pages six and seven.

EXTENSIVE MARKET REBOUND

The information technology group was the biggest beneficiary of investors' optimism about the economy and business conditions, posting returns in excess of 40% during the period. Intel, the world's largest semiconductor chipmaker, was the biggest contributor to the Index's performance, with returns topping 200%. Its earnings more than doubled, thanks in large part to record shipments of higher-priced computer microchips. Other chip makers and suppliers -- including Texas Instruments and Applied Materials -- were likewise buoyed by industry forecasts calling for global chip sales to increase by more than 15% this year and nearly 20% next year. Other technology sub-groups posted unusually strong gains as well. Computer networking company Cisco Systems was the second biggest contributor to the Index's one-year return, with gains of more than 150%. The company posted better-than-expected earnings and revenues, driven by improved demand for its switchers, routers and other core products that help direct Internet traffic. Technology bellwethers Hewlett-Packard, Dell, IBM and EMC also benefited from better technology spending.

[A photo of Roger Hamilton flush right next to first paragraph.]

Materials stocks were the second-best performing group, gaining more than 30% for the year. Dow Chemical led the group, making money during a challenging period by cutting costs and improving profitability and cash flow. Aluminum maker Alcoa also shined, benefiting from strength in the aluminum market and cost-cutting.

"The information technol-
 ogy group was the biggest
 beneficiary of investors'
 optimism..."

There was considerable and broad-based strength among financial services companies, with Citigroup leading the pack. Investors rewarded the company for posting gains across its various units, including retail bank, credit cards, corporation and investment banking and investment management. J.P. Morgan Chase also performed well, enjoying substantial earnings increases due to lower credit costs and higher fees from investment and consumer banking. Many brokerage companies -- such as Merrill Lynch and Morgan Stanley -- were helped by heavier equity trading volumes stemming from the resurgent stock market and higher stock and bond underwriting revenues.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 13%, the second is Computers 11%, the third Retail 8%, the fourth Banks--United States 8%, and the fifth Diversified operations 6%.]

Energy companies -- led by Exxon Mobil and Chevron Texaco -- were another bright spot, thanks to stronger global demand and oil and natural gas prices that remained persistently high following the invasion of Iraq. The cable television industry found a way to grow again, even as increased programming costs and competition from satellite services ate away at profits. The stock price of Comcast, the nation's largest cable operator, surged more than 35% in response to increases among its high-speed data subscribers and net additional cable subscribers.

In a sign that consumer spending remained strong despite an increase in the jobless rate, retailers Wal-Mart Stores, Home Depot, Lowe's and Best Buy were among the top contributors to the Index's gains.

BACK OF THE PACK

The telecommunications sector, which continued to be pulled down due to oversupply, was the source of some of the biggest disappointments during the period. Verizon Communications, the largest U.S. telephone company, posted lower profits amid increased competition and weak demand for local telephone services. Phone giant AT&T was troubled by a number of developments including the forced restatement of its results for 2001 and 2002, and failed merger negotiations with BellSouth. Media company Viacom also struggled as advertising revenues slumped.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-03." The chart is divided into two sections (from top to left): Common stocks 99% and Short-term investments & other 1%.]

The past year was rather dismal for drug makers, with industry leaders Johnson & Johnson, Merck and Pfizer among the Index's biggest detractors. Big drug makers suffered from concerns about generic competition, a growing push to import cheaper drugs from Canada and a lack of new blockbuster drugs to fuel profits. Those concerns plagued Schering-Plough, too, although its performance was further damaged by investigations into the company's marketing and manufacturing practices.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Intel followed by an up arrow with the phrase "Strong demand for chips boosts bottom line." The second listing is Alcoa followed by an up arrow with the phrase "Cost-cutting + better sales of aluminum = earnings gains." The third listing is Johnson & Johnson followed by a down arrow with the phrase "Intensified competition from Canadian and generic drugs."]

The list of laggards included other companies dogged by allegations of various misdeeds. Investors punished the stock of Cardinal Health in response to an SEC investigation regarding the accounting treatment of a legal settlement with vitamin manufacturers. Tenet Healthcare slumped amid allegations that physicians at a hospital owned by the company performed unnecessary surgeries and billed the government for them. Microsoft drifted lower, in part due to the company's admission that it knew about security flaws in its software programs that hurt users for years.

"If the economy continues
 toward growth, stocks
 could reap the benefits.
 If not, the market may
 retrench."

OUTLOOK

Improving economic conditions, coupled with a major effort by Corporate America, have translated into much better corporate earnings. But the question remains whether that earnings trend is sustainable. Most forecasts that support sustainable gains in earnings are predicated on continued improvement in the economy. If the economy continues toward growth, stocks could reap the benefits. If not, the market may retrench. Regardless of the market's direction, the Fund's returns will be dictated by the performance of the S&P 500 Index.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.


A LOOK AT
PERFORMANCE

For the period ended
October 31, 2003

                                                              Class R 1
Inception date                                                8-18-99

Average annual returns
One year                                                        20.53%
Since inception                                                 -4.59%

Cumulative total returns with maximum sales charge (POP)
One year                                                        20.53%
Since inception                                                -17.92%

Performance figures assume all distributions are reinvested. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class R shares.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class R 1 shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $8,373 as of October 31, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock 500 Index Fund and is equal to $8,208 as of October 31, 2003.

                       Cum Value of $10K          S & P 500
Plot Date                     (No Load)               Index

8/18/1999                       $10,000             $10,000
10/31/1999                       10,240              10,290
4/30/2000                        10,961              11,031
10/31/2000                       10,831              10,917
4/30/2001                         9,514               9,600
10/31/2001                        8,096               8,198
4/30/2002                         8,256               8,388
10/31/2002                        6,810               6,960
4/30/2003                         7,113               7,271
10/31/2003                        8,208               8,373

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class R shares, as of October 31, 2003.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 For certain types of investors as described in the Fund's prospectus for Class R shares.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2003

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 99.39%                                                                                      $17,215,437
(Cost $17,589,795)

Advertising 0.24%                                                                                              42,289
    694   Interpublic Group of Cos., Inc. (The)                                                                10,327
    199   Monster Worldwide, Inc.*                                                                              5,069
    337   Omnicom Group, Inc.                                                                                  26,893

Aerospace 1.43%                                                                                               248,250
  1,491   Boeing Co. (The)                                                                                     57,389
    350   General Dynamics Corp.                                                                               29,295
    208   Goodrich (B.F.) Co. (The)                                                                             5,745
    799   Lockheed Martin Corp.                                                                                37,042
    324   Northrop Grumman Corp.                                                                               28,966
    734   Raytheon Co.                                                                                         19,436
    831   United Technologies Corp.                                                                            70,377

Automobiles/Trucks 0.74%                                                                                      128,739
    487   AutoNation, Inc.*                                                                                     9,107
     74   Cummins, Inc.                                                                                         3,508
    263   Dana Corp.                                                                                            4,282
    993   Delphi Corp.                                                                                          8,838
  3,247   Ford Motor Co.                                                                                       39,386
    994   General Motors Corp.                                                                                 42,414
    207   PACCAR, Inc.                                                                                         16,345
    112   Ryder System, Inc.                                                                                    3,360
    232   Visteon Corp.                                                                                         1,499

Banks -- United States 7.75%                                                                                1,342,955
    622   AmSouth Bancorp.                                                                                     14,692
  2,649   Bank of America Corp.                                                                               200,609
  1,365   Bank of New York Co., Inc. (The)                                                                     42,574
  2,003   Bank One Corp.                                                                                       85,027
    957   BB&T Corp.                                                                                           37,007
    400   Charter One Financial, Inc.                                                                          12,784
    311   Comerica, Inc.                                                                                       16,010
  1,010   Fifth Third Bancorp                                                                                  58,540
    223   First Tennessee National Corp.                                                                       10,115
  1,865   FleetBoston Financial Corp.                                                                          75,327
    405   Huntington Bancshares, Inc.                                                                           8,772
  3,609   J.P. Morgan Chase & Co.                                                                             129,563
    746   KeyCorp                                                                                              21,074
    403   Marshall & Ilsley Corp.                                                                              14,435
    763   Mellon Financial Corp.                                                                               22,791
  1,088   National City Corp.                                                                                  35,534
    270   North Fork Bancorp., Inc.                                                                            10,525
    391   Northern Trust Corp.                                                                                 18,162
    496   PNC Financial Services Group                                                                         26,571
    395   Regions Financial Corp.                                                                              14,516
    598   SouthTrust Corp.                                                                                     19,046
    590   State Street Corp.                                                                                   30,892
    499   SunTrust Banks, Inc.                                                                                 33,468
    534   Synovus Financial Corp.                                                                              14,738
  3,414   U.S. Bancorp                                                                                         92,929
    347   Union Planters Corp.                                                                                 11,545
  2,361   Wachovia Corp.                                                                                      108,299
  2,977   Wells Fargo & Co.                                                                                   167,665
    159   Zions Bancorp.                                                                                        9,745

Beverages 2.66%                                                                                               459,890
  1,465   Anheuser-Busch Cos., Inc.                                                                            72,166
    107   Brown-Forman Corp.                                                                                    9,029
  4,356   Coca-Cola Co. (The)                                                                                 202,118
    802   Coca-Cola Enterprises, Inc.                                                                          16,168
     64   Coors (Adolph) Co. (Class B)                                                                          3,587
    475   Pepsi Bottling Group, Inc. (The)                                                                     10,588
  3,058   PepsiCo, Inc.                                                                                       146,234

Broker Services 2.08%                                                                                         359,687
    177   Bear Stearns Cos., Inc. (The)                                                                        13,496
    840   Goldman Sachs Group, Inc. (The)                                                                      78,876
    429   Lehman Brothers Holdings, Inc.                                                                       30,888
  1,657   Merrill Lynch & Co., Inc.                                                                            98,094
  1,928   Morgan Stanley                                                                                      105,789
  2,400   Schwab (Charles) Corp. (The)                                                                         32,544

Building 0.62%                                                                                                107,561
    128   American Standard Cos., Inc.*                                                                        12,250
    138   Black & Decker Corp. (The)                                                                            6,598
    109   Centex Corp.                                                                                         10,627
    450   Georgia-Pacific Corp.                                                                                11,826
     83   KB Home                                                                                               5,685
    185   Louisiana-Pacific Corp.                                                                               3,519
    833   Masco Corp.                                                                                          22,907
    109   Pulte Homes, Inc.                                                                                     9,430
    259   Sherwin-Williams Co.                                                                                  8,687
    103   Snap-on, Inc.                                                                                         3,022
    151   Stanley Works Co. (The)                                                                               5,034
    180   Vulcan Materials Co.                                                                                  7,976

Business Services -- Misc. 0.42%                                                                               73,520
    318   Block, H&R, Inc.                                                                                     14,975
    253   Convergys Corp.*                                                                                      4,063
    249   Equifax, Inc.                                                                                         6,086
    264   Moody's Corp.                                                                                        15,267
    668   Paychex, Inc.                                                                                        25,999
    302   Robert Half International, Inc.*                                                                      7,130

Chemicals 1.03%                                                                                               177,939
    403   Air Products & Chemicals, Inc.                                                                       18,300
  1,628   Dow Chemical Co. (The)                                                                               61,359
    137   Eastman Chemical Co.                                                                                  4,447
    460   Ecolab, Inc.                                                                                         12,369
    222   Engelhard Corp.                                                                                       6,345
     90   Great Lakes Chemical Corp.                                                                            1,935
    197   Hercules, Inc.                                                                                        2,059
    464   Monsanto Co.                                                                                         11,623
    301   PPG Industries, Inc.                                                                                 17,353
    289   Praxair, Inc.                                                                                        20,109
    394   Rohm & Haas Co.                                                                                      15,484
    125   Sigma-Aldrich Corp.                                                                                   6,556

Computers 11.14%                                                                                            1,929,101
    413   Adobe Systems, Inc.                                                                                  18,106
    642   Apple Computer, Inc.*                                                                                14,695
    198   Autodesk, Inc.                                                                                        3,811
  1,060   Automatic Data Processing, Inc.                                                                      40,004
    403   BMC Software, Inc.*                                                                                   7,004
 12,439   Cisco Systems, Inc.*                                                                                260,970
    292   Citrix Systems, Inc.*                                                                                 7,382
  1,026   Computer Associates International, Inc.                                                              24,132
    332   Computer Sciences Corp.*                                                                             13,154
    678   Compuware Corp.*                                                                                      3,810
  4,552   Dell, Inc.*                                                                                         164,418
    261   Electronic Arts, Inc.*                                                                               25,849
    850   Electronic Data Systems Corp.                                                                        18,232
  3,888   EMC Corp.*                                                                                           53,810
    343   Fiserv, Inc.*                                                                                        12,115
    574   Gateway, Inc.*                                                                                        2,893
  5,411   Hewlett-Packard Co.                                                                                 120,719
    424   IMS Health, Inc.                                                                                      9,977
  3,066   International Business Machines Corp.                                                               274,346
    364   Intuit, Inc.*                                                                                        18,193
    227   Lexmark International, Inc.*                                                                         16,709
    153   Mercury Interactive Corp.*                                                                            7,105
 19,166   Microsoft Corp.                                                                                     501,191
    168   NCR Corp.                                                                                             6,038
    606   Network Appliance, Inc.*                                                                             14,956
    658   Novell, Inc.*                                                                                         3,862
    282   NVIDIA Corp.*                                                                                         4,986
  9,276   Oracle Corp.*                                                                                       110,941
    472   Parametric Technology Corp.*                                                                          1,468
    645   PeopleSoft, Inc.*                                                                                    13,390
    254   Sabre Holdings Corp.*                                                                                 5,565
    876   Siebel Systems, Inc.*                                                                                11,029
  5,724   Sun Microsystems, Inc.*                                                                              22,667
    506   SunGard Data Systems, Inc.*                                                                          14,193
    269   Symantec Corp.*                                                                                      17,929
    583   Unisys Corp.*                                                                                         8,955
    754   VERITAS Software Corp.*                                                                              27,257
  1,081   Yahoo! Inc.*                                                                                         47,240

Consumer Products -- Misc. 0.21%                                                                               36,635
    117   American Greetings Corp. (Class A)                                                                    2,496
    384   Clorox Co. (The)                                                                                     17,395
    257   Fortune Brands, Inc.                                                                                 16,744

Containers 0.14%                                                                                               24,103
    100   Ball Corp.                                                                                            5,620
     94   Bemis Co., Inc.                                                                                       4,347
    279   Pactiv Corp.*                                                                                         6,152
    150   Sealed Air Corp.*                                                                                     7,984

Cosmetics & Personal Care 2.44%                                                                               422,308
    104   Alberto Culver Co. (Class B)                                                                          6,594
    419   Avon Products, Inc.                                                                                  28,475
    954   Colgate-Palmolive Co.                                                                                50,743
  1,808   Gillette Co. (The)                                                                                   57,675
    167   International Flavors & Fragrances, Inc.                                                              5,528
    898   Kimberly-Clark Corp.                                                                                 47,423
  2,298   Procter & Gamble Co. (The)                                                                          225,870

Diversified Operations 5.93%                                                                                1,027,618
  1,388   3M Co.                                                                                              109,472
  1,797   Cendant Corp.*                                                                                       36,713
    105   Crane Co.                                                                                             2,950
  1,766   Du Pont (E.I.) de Nemours & Co.                                                                      71,346
    133   Eaton Corp.                                                                                          13,332
  1,138   eBay, Inc.*                                                                                          63,660
 17,756   General Electric Co.                                                                                515,102
  1,524   Honeywell International, Inc.                                                                        46,650
    546   Illinois Tool Works, Inc.                                                                            40,158
    164   ITT Industries, Inc.                                                                                 11,150
    159   Johnson Controls, Inc.                                                                               17,097
    329   Loews Corp.                                                                                          14,147
    240   Textron, Inc.                                                                                        11,926
  3,540   Tyco International Ltd.                                                                              73,915

Electronics 5.35%                                                                                             925,979
    615   Advanced Micro Devices, Inc.*                                                                         9,348
    835   Agilent Technologies, Inc.*                                                                          20,808
    678   Altera Corp.*                                                                                        13,716
    350   American Power Conversion Corp.                                                                       7,080
    647   Analog Devices, Inc.*                                                                                28,682
  2,937   Applied Materials, Inc.*                                                                             68,638
    540   Applied Micro Circuits Corp.*                                                                         3,143
    526   Broadcom Corp. (Class A)*                                                                            16,806
    746   Emerson Electric Co.                                                                                 42,335
    162   Grainger (W.W.), Inc.                                                                                 7,416
 11,538   Intel Corp.                                                                                         381,331
    352   Jabil Circuit, Inc.*                                                                                  9,803
    337   KLA-Tencor Corp.*                                                                                    19,320
    555   Linear Technology Corp.                                                                              23,649
    671   LSI Logic Corp.*                                                                                      6,200
    575   Maxim Integrated Products, Inc.*                                                                     28,583
  1,081   Micron Technology, Inc.*                                                                             15,502
    339   Molex, Inc.                                                                                          10,641
    326   National Semiconductor Corp.*                                                                        13,245
    268   Novellus Systems, Inc.*                                                                              11,066
    209   Parker- Hannifin Corp.                                                                               10,653
    225   PerkinElmer, Inc.                                                                                     4,052
    302   PMC-Sierra, Inc.*                                                                                     5,487
    147   Power-One, Inc.*                                                                                      1,332
    167   QLogic Corp.*                                                                                         9,360
    328   Rockwell Automation, Inc.                                                                            10,184
    318   Rockwell Collins, Inc.                                                                                8,729
    904   Sanmina Corp.*                                                                                        9,537
  1,471   Solectron Corp.*                                                                                      8,149
    150   Tektronix, Inc.*                                                                                      3,850
    334   Teradyne, Inc.*                                                                                       7,609
  3,068   Texas Instruments, Inc.                                                                              88,727
    104   Thomas & Betts Corp.                                                                                  1,851
    604   Xilinx, Inc.*                                                                                        19,147

Energy 0.02%                                                                                                    3,130
    679   Calpine Corp.*                                                                                        3,130

Engineering/R&D Services 0.03%                                                                                  5,377
    145   Fluor Corp.                                                                                           5,377

Fiber Optics 0.08%                                                                                             14,351
    835   CIENA Corp.*                                                                                          5,352
  2,535   JDS Uniphase Corp.*                                                                                   8,999

Finance 4.93%                                                                                                 853,497
  2,281   American Express Co.                                                                                107,047
    403   Capital One Financial Corp.                                                                          24,502
  9,129   Citigroup, Inc.                                                                                     432,715
    863   Concord EFS, Inc.*                                                                                    9,225
    193   Federated Investors, Inc. (Class B)                                                                   5,336
  1,312   First Data Corp.                                                                                     46,838
    445   Franklin Resources, Inc.                                                                             21,102
    270   Golden West Financial Corp.                                                                          27,116
    424   Janus Capital Group, Inc.                                                                             5,995
  2,264   MBNA Corp.                                                                                           56,034
    219   Price (T. Rowe) Group, Inc.                                                                           9,012
    514   Providian Financial Corp.                                                                             5,711
    799   SLM Corp.                                                                                            31,289
  1,636   Washington Mutual, Inc.                                                                              71,575

Food 1.21%                                                                                                    208,645
  1,143   Archer Daniels Midland Co.                                                                           16,402
    728   Campbell Soup Co.                                                                                    18,870
    952   ConAgra Foods, Inc.                                                                                  22,696
    660   General Mills, Inc.                                                                                  29,601
    623   Heinz (H.J.) Co.                                                                                     22,011
    231   Hershey Foods Corp.                                                                                  17,810
    724   Kellogg Co.                                                                                          23,986
    247   McCormick & Co., Inc.                                                                                 7,321
  1,377   Sara Lee Corp.                                                                                       27,444
    399   Wrigley (Wm.) Jr. Co.                                                                                22,504

Furniture 0.04%                                                                                                 7,123
    341   Leggett & Platt, Inc.                                                                                 7,123

Household 0.14%                                                                                                24,774
    139   Maytag Corp.                                                                                          3,531
    486   Newell Rubbermaid, Inc.                                                                              11,081
    104   Tupperware Corp.                                                                                      1,565
    122   Whirlpool Corp.                                                                                       8,597

Instruments -- Scientific 0.15%                                                                                25,493
    370   Applera Corp. -- Applied Biosystems Group                                                             8,540
     86   Millipore Corp.                                                                                       3,771
    288   Thermo Electron Corp.*                                                                                6,330
    218   Waters Corp.*                                                                                         6,852

Insurance 4.64%                                                                                               803,807
    493   ACE, Ltd.                                                                                            17,748
    911   AFLAC, Inc.                                                                                          33,233
  1,247   Allstate Corp. (The)                                                                                 49,256
    189   Ambac Financial Group, Inc.                                                                          13,370
  4,624   American International Group, Inc.                                                                  281,278
    554   Aon Corp.                                                                                            12,133
    332   Chubb Corp. (The)                                                                                    22,181
    249   CIGNA Corp.                                                                                          14,205
    284   Cincinnati Financial Corp.                                                                           11,621
    501   Hartford Financial Services Group, Inc. (The)                                                        27,505
    251   Jefferson Pilot Corp.                                                                                11,983
    512   John Hancock Financial Services, Inc.**                                                              18,099
    315   Lincoln National Corp.                                                                               12,578
    944   Marsh & McLennan Cos., Inc.                                                                          40,356
    257   MBIA, Inc.                                                                                           15,320
  1,347   MetLife, Inc.                                                                                        42,296
    175   MGIC Investment Corp.                                                                                 8,979
    574   Principal Financial Group, Inc.                                                                      17,995
    385   Progressive Corp.                                                                                    28,413
    967   Prudential Financial, Inc.                                                                           37,365
    245   SAFECO Corp.                                                                                          8,991
    404   St. Paul Cos., Inc. (The)                                                                            15,405
    202   Torchmark Corp.                                                                                       8,864
  1,785   Travelers Property Casualty Corp. (Class B)                                                          29,220
    525   UnumProvident Corp.                                                                                   8,594
    242   XL Capital Ltd. (Class A) (Bermuda)                                                                  16,819

Leisure 1.00%                                                                                                 172,311
    160   Brunswick Corp.                                                                                       4,747
  1,116   Carnival Corp.                                                                                       38,960
    508   Eastman Kodak Co.                                                                                    12,410
    536   Harley-Davidson, Inc.                                                                                25,412
    195   Harrah's Entertainment, Inc.*                                                                         8,482
    308   Hasbro, Inc.                                                                                          6,714
    669   Hilton Hotels Corp.                                                                                  10,597
    612   International Game Technology                                                                        20,043
    413   Marriott International, Inc. (Class A)                                                               17,842
    778   Mattel, Inc.                                                                                         15,062
    357   Starwood Hotels & Resorts Worldwide, Inc.                                                            12,042

Linen Supply & Related 0.07%                                                                                   12,883
    302   Cintas Corp.                                                                                         12,883

Machinery 0.56%                                                                                                97,535
    612   Caterpiller Tractor, Inc.                                                                            44,847
    163   Cooper Industries, Ltd. (Class A)                                                                     8,623
    424   Deere & Co.                                                                                          25,703
    304   Ingersoll-Rand Co. (Class A)                                                                         18,362

Manufacturing 0.21%                                                                                            36,460
    271   Danaher Corp.                                                                                        22,452
    359   Dover Corp.                                                                                          14,008

Media 3.77%                                                                                                   652,435
  1,090   Clear Channel Communications, Inc.*                                                                  44,494
  3,988   Comcast Corp. (Class A)*                                                                            135,273
  3,623   Disney (Walt) Co. (The)                                                                              82,025
    144   Dow Jones & Co., Inc.                                                                                 7,484
    478   Gannett Co., Inc.                                                                                    40,205
    142   Knight-Ridder, Inc.                                                                                  10,411
    339   McGraw-Hill Cos., Inc. (The)                                                                         22,696
     88   Meredith Corp.                                                                                        4,270
    265   New York Times Co. (The) (Class A)                                                                   12,595
  7,998   Time Warner, Inc.*                                                                                  122,289
    556   Tribune Co.                                                                                          27,272
    571   Univision Communications, Inc. (Class A)*                                                            19,385
  3,111   Viacom, Inc. (Class B)*                                                                             124,036

Medical 12.89%                                                                                              2,232,037
  2,769   Abbott Laboratories                                                                                 118,015
    273   Aetna, Inc.                                                                                          15,673
    231   Allergan, Inc.                                                                                       17,468
    198   AmerisourceBergen Corp.                                                                              11,240
  2,288   Amgen, Inc.*                                                                                        141,307
    246   Anthem, Inc.*                                                                                        16,834
     92   Bard (C.R.), Inc.                                                                                     7,365
     94   Bausch & Lomb, Inc.                                                                                   4,527
  1,079   Baxter International, Inc.                                                                           28,680
    450   Becton, Dickinson & Co.                                                                              16,452
    265   Biogen, Inc.*                                                                                        10,725
    454   Biomet, Inc.                                                                                         16,280
    730   Boston Scientific Corp.*                                                                             49,436
  3,436   Bristol-Myers Squibb Co.                                                                             87,171
    791   Cardinal Health, Inc.                                                                                46,938
    331   Chiron Corp.*                                                                                        18,083
    139   Express Scripts, Inc.*                                                                                7,634
    647   Forest Laboratories, Inc.*                                                                           32,356
    394   Genzyme Corp.*                                                                                       18,085
    546   Guidant Corp.                                                                                        27,851
    885   HCA, Inc.                                                                                            33,851
    425   Health Management Associates, Inc. (Class A)                                                          9,414
    287   Humana, Inc.*                                                                                         5,823
  5,260   Johnson & Johnson                                                                                   264,736
    427   King Pharmaceuticals, Inc.*                                                                           5,722
  1,990   Lilly (Eli) & Co.                                                                                   132,574
    158   Manor Care, Inc.*                                                                                     5,258
    515   McKesson Corp.                                                                                       15,589
    479   Medco Health Solutions, Inc.*                                                                        15,903
    443   MedImmune, Inc.*                                                                                     11,810
  2,156   Medtronic, Inc.                                                                                      98,249
  3,968   Merck & Co., Inc.                                                                                   175,584
    220   Pall Corp.                                                                                            5,148
 13,800   Pfizer, Inc.                                                                                        436,080
    186   Quest Diagnostics, Inc.*                                                                             12,583
  2,604   Schering-Plough Corp.                                                                                39,763
    304   St. Jude Medical, Inc.*                                                                              17,681
    353   Stryker Corp.                                                                                        28,632
    822   Tenet Healthcare Corp.*                                                                              11,344
  1,057   UnitedHealth Group, Inc.                                                                             53,780
    191   Watson Pharmaceutical, Inc.*                                                                          7,501
    260   Wellpoint Health Networks, Inc.*                                                                     23,114
  2,359   Wyeth                                                                                               104,126
    402   Zimmer Holdings, Inc.*                                                                               25,652

Metal 0.59%                                                                                                   102,526
  1,500   Alcoa, Inc.                                                                                          47,355
    298   Freeport-McMoran Copper & Gold, Inc. (Class B)*                                                      11,547
    723   Newmont Mining Corp.                                                                                 31,653
    158   Phelps Dodge Corp.                                                                                    9,755
    152   Worthington Industries, Inc.                                                                          2,216

Mortgage Banking 1.26%                                                                                        218,279
    241   Countrywide Financial Corp.                                                                          25,334
  1,726   Fannie Mae                                                                                          123,737
  1,233   Freddie Mac                                                                                          69,208

Office 0.27%                                                                                                   45,878
    196   Avery Dennison Corp.                                                                                 10,306
     94   Deluxe Corp.                                                                                          3,795
    415   Pitney Bowes, Inc.                                                                                   17,056
  1,402   Xerox Corp.                                                                                          14,721

Oil & Gas 5.43%                                                                                               941,002
    159   Amerada Hess Corp.                                                                                    8,208
    442   Anadarko Petroleum Corp.                                                                             19,280
    287   Apache Corp.                                                                                         20,010
    121   Ashland, Inc.                                                                                         4,506
    593   Baker Hughes, Inc.                                                                                   16,758
    281   BJ Services Co.*                                                                                      9,220
    356   Burlington Resources, Inc.                                                                           17,316
  1,894   ChevronTexaco Corp.                                                                                 140,724
  1,205   ConocoPhillips                                                                                       68,866
    411   Devon Energy Corp.                                                                                   19,933
    204   EOG Resources, Inc.                                                                                   8,597
 11,763   Exxon Mobil Corp.                                                                                   430,291
    776   Halliburton Co.                                                                                      18,531
    179   Kerr-McGee Corp.                                                                                      7,428
    550   Marathon Oil Corp.                                                                                   16,263
    260   Nabors Industries Ltd. (Bermuda)*                                                                     9,828
    237   Noble Corp.*                                                                                          8,136
    678   Occidental Petroleum Corp.                                                                           23,906
    166   Rowan Cos., Inc.*                                                                                     3,976
  1,033   Schlumberger Ltd.                                                                                    48,520
    136   Sunoco, Inc.                                                                                          5,951
    567   Transocean, Inc.*                                                                                    10,881
    458   Unocal Corp.                                                                                         14,509
    918   Williams Cos., Inc. (The)                                                                             9,364

Paper & Paper Products 0.43%                                                                                   74,122
    104   Boise Cascade Corp.                                                                                   2,917
    850   International Paper Co.                                                                              33,447
    355   MeadWestvaco Corp.                                                                                    9,202
     96   Temple-Inland, Inc.                                                                                   5,187
    388   Weyerhauser Co.                                                                                      23,369

Pollution Control 0.18%                                                                                        31,401
    371   Allied Waste Industries, Inc.*                                                                        4,185
  1,050   Waste Management, Inc.                                                                               27,216

Printing -- Commercial 0.03%                                                                                    5,226
    201   Donnelley (R.R.) & Sons Co.                                                                           5,226

REIT 0.43%                                                                                                     74,122
    167   Apartment Investment & Management Co. (Class A)                                                       6,830
    707   Equity Office Properties Trust                                                                       19,803
    485   Equity Residential Properties Trust                                                                  14,186
    324   Plum Creek Timber Co., Inc.                                                                           8,537
    318   ProLogis Co.                                                                                          9,394
    341   Simon Property Group, Inc.                                                                           15,372

Retail 8.26%                                                                                                1,431,221
    650   Albertsons, Inc.                                                                                     13,188
    159   AutoZone, Inc.*                                                                                      15,280
    524   Bed Bath & Beyond, Inc.*                                                                             22,134
    571   Best Buy Co., Inc.*                                                                                  33,295
    207   Big Lots, Inc.*                                                                                       3,107
    370   Circuit City Stores-Circuit City Group                                                                3,530
    810   Costco Wholesale Corp.*                                                                              28,650
    700   CVS Corp.                                                                                            24,626
    291   Darden Restaurants, Inc.                                                                              6,096
    148   Dillard's, Inc.                                                                                       2,393
    591   Dollar General Corp.                                                                                 13,280
    305   Family Dollar Stores, Inc.                                                                           13,301
    329   Federated Department Stores, Inc.*                                                                   15,644
  1,583   Gap, Inc. (The)                                                                                      30,204
    308   Genuine Parts Co.                                                                                     9,801
  4,073   Home Depot, Inc. (The)                                                                              150,986
    602   Kohl's Corp.*                                                                                        33,754
  1,332   Kroger Co. (The)*                                                                                    23,297
    924   Limited, Inc. (The)                                                                                  16,262
  1,389   Lowe's Cos., Inc.                                                                                    81,854
    511   May Department Stores Co. (The)                                                                      14,288
  2,255   McDonald's Corp.                                                                                     56,398
    241   Nordstrom, Inc.                                                                                       7,348
    549   Office Depot, Inc.*                                                                                   8,197
    481   Penney (J.C.) Co., Inc.                                                                              11,376
    293   RadioShack Corp.                                                                                      8,787
    105   Reebok International Ltd. *                                                                           4,090
    782   Safeway, Inc.*                                                                                       16,500
    502   Sears, Roebuck & Co.                                                                                 26,420
    869   Staples, Inc.*                                                                                       23,307
    693   Starbucks Corp.*                                                                                     21,899
    237   SUPERVALU, Inc.                                                                                       5,977
  1,151   SYSCO Corp.                                                                                          38,743
  1,614   Target Corp.                                                                                         64,140
    257   Tiffany & Co.                                                                                        12,195
    905   TJX Cos., Inc. (The)                                                                                 18,996
    378   Toys R Us, Inc.*                                                                                      4,914
  1,816   Walgreen Co.                                                                                         63,233
  7,744   Wal-Mart Stores, Inc.                                                                               456,509
    201   Wendy's International, Inc.                                                                           7,447
    250   Winn-Dixie Stores, Inc.                                                                               2,022
    520   Yum! Brands, Inc.*                                                                                   17,753

Rubber -- Tires & Misc. 0.03%                                                                                   4,708
    131   Cooper Tire & Rubber Co.                                                                              2,575
    311   Goodyear Tire & Rubber Co. (The)                                                                      2,133

Schools/Education 0.11%                                                                                        19,758
    311   Apollo Group, Inc. (Class A)*                                                                        19,758

Shoes & Related Apparel 0.17%                                                                                  29,841
    467   Nike, Inc. (Class B)                                                                                 29,841

Steel 0.07%                                                                                                    13,051
    144   Allegheny Technologies, Inc.                                                                          1,102
    139   Nucor Corp.                                                                                           7,621
    183   United States Steel Corp.                                                                             4,328

Telecommunications 4.44%                                                                                      769,691
  1,425   ADC Telecommunications, Inc.*                                                                         3,634
    272   Andrew Corp.*                                                                                         3,558
  1,397   AT&T Corp.                                                                                           25,970
  4,809   AT&T Wireless Services, Inc.*                                                                        34,865
    738   Avaya, Inc.*                                                                                          9,550
  3,274   BellSouth Corp.                                                                                      86,139
    255   CenturyTel, Inc.                                                                                      9,116
    504   Citizens Communications Co.*                                                                          6,275
    334   Comverse Technology, Inc.*                                                                            6,025
  2,359   Corning, Inc.+*                                                                                      25,902
  7,374   Lucent Technologies, Inc.+                                                                           23,597
  4,125   Motorola, Inc.                                                                                       55,811
  1,835   Nextel Communications, Inc. (Class A)*                                                               44,407
  1,407   QUALCOMM, Inc.*                                                                                      66,832
  3,005   Qwest Communications International, Inc.+*                                                           10,608
  5,890   SBC Communications, Inc.                                                                            141,242
    264   Scientific-Atlanta, Inc.                                                                              7,814
  1,601   Sprint Corp.                                                                                         25,616
  1,833   Sprint Corp. (PCS Group)*                                                                             7,974
    409   Symbol Technologies, Inc.                                                                             5,108
    732   Tellabs, Inc.*                                                                                        5,512
  4,885   Verizon Communications, Inc.                                                                        164,136

Textile 0.13%                                                                                                  22,913
    224   Jones Apparel Group, Inc.*                                                                            7,728
    193   Liz Claiborne, Inc.                                                                                   7,120
    190   VF Corp.                                                                                              8,065

Tobacco 1.07%                                                                                                 184,452
  3,597   Altria Group, Inc.                                                                                  167,260
    149   Reynolds (R.J.) Tobacco Holdings, Inc.                                                                7,156
    295   UST, Inc.                                                                                            10,036

Transportation 1.69%                                                                                          292,689
    660   Burlington Northern Santa Fe Corp.                                                                   19,100
    379   CSX Corp.                                                                                            12,060
    219   Delta Air Lines, Inc.                                                                                 2,851
    529   FedEx Corp.                                                                                          40,077
    121   Navistar International Corp.*                                                                         4,892
    692   Norfolk Southern Corp.                                                                               13,944
  1,388   Southwest Airlines Co.                                                                               26,927
    451   Union Pacific Corp.                                                                                  28,233
  1,994   United Parcel Service, Inc. (Class B)                                                               144,605

Utilities 2.88%                                                                                               498,125
  1,098   AES Corp. (The)*                                                                                      9,608
    223   Allegheny Energy, Inc.                                                                                2,359
    553   ALLTEL Corp.                                                                                         26,140
    287   Ameren Corp.                                                                                         12,815
    700   American Electric Power Co., Inc.                                                                    19,733
    542   CenterPoint Energy, Inc.                                                                              5,317
    315   Cinergy Corp.                                                                                        11,438
    255   CMS Energy Corp.                                                                                      2,071
    399   Consolidated Edison, Inc.                                                                            16,148
    296   Constellation Energy Group, Inc.                                                                     10,766
    573   Dominion Resources, Inc.                                                                             35,297
    298   DTE Energy Co.                                                                                       10,990
  1,603   Duke Energy Corp.                                                                                    29,094
    664   Dynegy, Inc. (Class A)                                                                                2,663
    577   Edison International                                                                                 11,373
  1,064   El Paso Corp.                                                                                         7,810
    404   Entergy Corp.                                                                                        21,776
    578   Exelon Corp.                                                                                         36,674
    577   FirstEnergy Corp.                                                                                    19,843
    325   FPL Group, Inc.                                                                                      20,716
    281   KeySpan Corp.                                                                                         9,827
    219   Kinder Morgan, Inc.                                                                                  11,727
     78   NICOR, Inc.                                                                                           2,673
    466   NiSource, Inc.                                                                                        9,651
     65   Peoples Energy Corp.                                                                                  2,629
    730   PG&E Corp.                                                                                           17,849
    162   Pinnacle West Capital Corp.                                                                           5,923
    313   PPL Corp.                                                                                            12,495
    431   Progress Energy, Inc.                                                                                18,576
    401   Public Service Enterprise Group, Inc.                                                                16,389
    370   Sempra Energy                                                                                        10,286
  1,291   Southern Co.                                                                                         38,472
    333   TECO Energy, Inc.                                                                                     4,372
    571   TXU Corp.                                                                                            13,030
    707   Xcel Energy, Inc.                                                                                    11,595

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE   (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 0.95%                                                                                 $165,522
(Cost $165,522)

Joint Repurchase Agreement 0.62%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-03, due 11-03-03 (Secured by
U.S. Treasury Inflation Indexed Bond, 3.625%
due 04-15-28, U.S. Treasury Inflation Indexed
Note, 1.875% due 07-15-13)                                                       1.02%           $108         108,000

                                                                                               SHARES
Cash Equivalents 0.33%
AIM Cash Investment Trust***                                                                   57,522          57,522

TOTAL INVESTMENTS 100.34%                                                                                 $17,380,959

OTHER ASSETS AND LIABILITIES, NET (0.34%)                                                                    ($58,863)

TOTAL NET ASSETS 100.00%                                                                                  $17,322,096

  + All or a portion of this security is on loan on October 31, 2003.

  * Non-income-producing security.

 ** Issuer is an affiliate of John Hancock Advisors, LLC.

*** Represents investment of security lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

October 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $17,755,317)
  including $56,048 of securities loaned                          $17,380,959
Cash                                                                      288
Cash segregated for futures contracts                                   8,550
Dividends and interest receivable                                      23,202
Receivable for futures variation margin                                   150
Receivable from affiliates                                              7,716
Other assets                                                            2,391

Total assets                                                       17,423,256

LIABILITIES
Payable for securities on loan                                         57,522
Payable to affiliates
  Management fee                                                        1,453
  Distribution and service fee                                            142
  Other                                                                 4,646
Other payables and accrued expenses                                    37,397

Total liabilities                                                     101,160

NET ASSETS
Capital paid-in                                                    26,782,986
Accumulated net realized loss on investments
  and financial futures contracts                                  (9,276,015)
Net unrealized depreciation of investments
  and financial futures contracts                                    (369,804)
Accumulated net investment income                                     184,929

Net assets                                                        $17,322,096

NET ASSET VALUE PER SHARE
Based on 2,202,258 Class R shares outstanding                           $7.87

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                            $288,770
Interest (includes securities lending income of $152)                   2,784

Total investment income                                               291,554

EXPENSES
Investment management fee                                              56,290
Distribution and service fee                                           40,207
Transfer agent fee                                                     30,680
Custodian fee                                                          29,129
Registration and filing fee                                            21,284
Auditing fee                                                           19,475
Miscellaneous                                                          11,464
Printing                                                                8,165
Accounting and legal services fee                                       4,587
Trustees' fee                                                             906
Interest                                                                  263
Legal fee                                                                 260

Total expenses                                                        222,710
Less expense reductions                                              (158,379)

Net expenses                                                           64,331

Net investment income                                                 227,223

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                          (449,224)
Financial futures contracts                                            12,900
Change in unrealized appreciation (depreciation) of
Investments                                                         3,242,855
Financial futures contracts                                             5,422

Net realized and unrealized gain                                    2,811,953

Increase in net assets from operations                             $3,039,176

See notes to
financial statements.



CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                        YEAR          YEAR
                                                       ENDED         ENDED
                                                    10-31-02 1    10-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                               $273,511      $227,223
Net realized loss                                 (3,611,779)     (436,324)
Change in net unrealized
  appreciation (depreciation)                        210,111     3,248,277
Increase (decrease) in net assets
  resulting from operations                       (3,128,157)    3,039,176

Distributions to shareholders
From net investment income                          (364,078)     (259,178)
From Fund share transactions                      (8,764,997)   (1,072,150)

NET ASSETS
Beginning of period                               27,871,480    15,614,248

End of period 2                                  $15,614,248   $17,322,096

1 Audited by previous auditor.

2 Includes accumulated net investment income of $217,756 and $184,929, respectively.



FINANCIAL
HIGHLIGHTS

CLASS R SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

FINANCIAL HIGHLIGHTS

PERIOD ENDED                              10-31-99 1,2    10-31-00 2    10-31-01 2    10-31-02 2    10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                       $10.00          $10.24        $10.78         $7.99         $6.64
Net investment income 3                       0.02            0.10          0.09          0.09          0.10
Net realized and unrealized
  gain (loss) on investments                  0.22            0.49         (2.79)        (1.34)         1.24
Total from
  investment operations                       0.24            0.59         (2.70)        (1.25)         1.34
Less distributions
From net investment income                      --           (0.04)        (0.09)        (0.10)        (0.11)
From net realized gain                          --           (0.01)           --            --            --
                                                --           (0.05)        (0.09)        (0.10)        (0.11)
Net asset value,
  end of period                             $10.24          $10.78         $7.99         $6.64         $7.87
Total return 4,5 (%)                          2.40 6          5.77        (25.25)       (15.88)        20.53

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                $36             $52           $28           $16           $17
Ratio of expenses
  to average net assets (%)                   0.40 7          0.40          0.40          0.40          0.40
Ratio of adjusted expenses
  to average net assets 8 (%)                 1.55 7          1.14          1.49          1.24          1.38
Ratio of net investment income
  to average net assets (%)                   1.03 7          0.89          0.96          1.13          1.41
Portfolio turnover (%)                           1              17            17            10             3

1 The Fund began operations on 8-18-99.

2 Audited by previous auditor.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock 500 Index Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Index (the S&P 500 Index).

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class R shares. No Class A, B or C shares were issued as of October 31, 2003. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2003, the Fund loaned securities having a market value of $56,048 collateralized by cash in the amount of $57,522. The cash collateral was invested in a short-term instrument.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of financial futures contracts.

The Fund had the following open financial futures contracts on October 31, 2003:

OPEN          NUMBER OF
CONTRACTS     CONTRACTS       POSITION     EXPIRATION       APPRECIATION
------------------------------------------------------------------------
S&P 500       3               LONG         December 2003    $4,554

On October 31, 2003, the Fund had deposited $8,550 in a segregated account to cover margin requirements on open financial futures contracts.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $8,468,607 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2008 -- $892,139, October 31, 2009 -- $3,898,172, October 31, 2010 -- $3,254,999
and October 31, 2011 -- $423,297.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended October 31, 2003, the tax character of distributions paid was as follows: ordinary income $259,178.

As of October 31, 2003, the components of distributable earnings on a tax basis included $186,118 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.35% of the Fund's average daily net asset value.

The Adviser has agreed to limit the management fee to 0.10% of the Fund's average daily net assets at least until February 28, 2004. Accordingly, the expense reductions related to management fee limitation amounted to $40,207 for the year ended October 31, 2003. The Adviser has also agreed to limit the Fund's total expenses, excluding the management fee and distribution and service fees, to 0.20% of the Fund's average daily net asset value, at least until February 28, 2004. Accordingly, the expense reductions related to total expense limitation amounted to $94,048 for the year ended October 31, 2003. The Adviser reserves the right to terminate these limitations in the future.

The Fund has a Distribution Plan with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted a Distribution Plan with respect to Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class R average daily net assets. JH Funds has agreed to limit the distribution and service ("12b-1") fee to 0.10% of the Fund's average daily net asset value, at least until February 28, 2004. Accordingly, the expense reductions related to reduction in the 12b-1 fee amounted to $24,124 for the year ended October 31, 2003. JH Funds reserves the right to terminate this limitation in the future. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). Effective January 1, 2003, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Until January 1, 2003, the Fund paid a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net asset value of the Fund.

The Adviser and other subsidiaries of JHLICo owned 1,831,524 Class R shares of beneficial interest of the Fund on October 31, 2003.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                YEAR ENDED 10-31-02 1    YEAR ENDED 10-31-03
                              SHARES         AMOUNT     SHARES        AMOUNT
CLASS R SHARES
Sold                         449,031     $3,616,473    181,765    $1,255,115
Distributions reinvested      20,510        174,131      8,792        57,234
Repurchased               (1,608,417)   (12,555,601)  (339,717)   (2,384,499)

NET DECREASE              (1,138,876)   ($8,764,997)  (149,160)  ($1,072,150)

1 Audited by previous auditor.


NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2003, aggregated $486,290 and $1,376,981, respectively.

The cost of investments owned on October 31, 2003, including short-term investments, for federal income tax purposes was $18,558,033. Gross unrealized appreciation and depreciation of investments aggregated $2,750,189 and $3,927,263, respectively, resulting in net unrealized depreciation of $1,177,074. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and the differing treatment of certain distributions received from REITs.

NOTE E
Reclassification of accounts

During the year ended October 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $831, a decrease in accumulated net investment income of $872 and an increase in capital paid-in of $41. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Pricewaterhouse Coopers LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended October 31, 2003. During the two most recent fiscal years, Pricewaterhouse Coopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Pricewaterhouse Coopers LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of Price waterhouseCoopers LLP, would have caused them to make reference to the disagreement in their reports.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To The Board of Trustees and Shareholders of
John Hancock 500 Index Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock 500 Index Fund (the "Fund") as of October 31, 2003, the related statement of operations, the statement of changes in net assets and the financial highlights for the year ended October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2002, and the financial highlights for each of the four years in the period ended October 31, 2002, were audited by another auditor whose report dated December 13, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for the year ended October 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 5, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2003.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2003, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin, Born: 1940                                                                 1999                30
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments)
(since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc.
(until 1999), Carlin Insurance Agency, Inc. (until 1999); Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1999                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (since 2001), Adorno/
Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001), LaQuinta Motor Inns, Inc. (hotel management company)
(until 1998), Jefferson-Pilot Corporation (diversified life insurance company)
(since 1985), New Century Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000)
and Introgen (since 2000); Advisory Director, Q Investments (since 2000); Advisory
Director, Chase Bank (formerly Texas Commerce Bank -- Austin) (since 1988),
LIN Television (since 2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1999                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner,2 Born: 1938                                                              1999                30
Chairman and Trustee, Dunwoody Village, Inc. (retirement services);
Senior Vice President and Chief Financial Officer, UGI Corporation
(Public Utility Holding Company) (retired 1998); Vice President and
Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1999                30
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1999                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan,2 Born: 1930                                                                 1999                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE


John M. DeCiccio, Born: 1948                                                                2001                51
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Declaration
Management Research LLC, John Hancock Advisers, LLC (the "Adviser"),
The Berkeley Financial Group, LLC ("The Berkeley Group"), John Hancock
Funds, LLC ("John Hancock Funds") and Massachusetts Business Development
Corporation; Director, John Hancock Insurance Agency, Inc. ("Insurance
Agency, Inc.") (until 1999).

Maureen Ford Goldfarb, Born: 1955                                                           2000                51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Investment
Company Institute Board of Governors (since 2002); Senior Vice President,
MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE


Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1999
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1999
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1999
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


HOW TO
CONTACT US

On the Internet               www.jhfunds.com

By regular mail               John Hancock Signature Services, Inc.
                              1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000

By express mail               John Hancock Signature Services, Inc.
                              Attn: Mutual Fund Image Operations
                              529 Main Street
                              Charlestown, MA 02129

Customer service
representatives               1-800-225-5291

24-hour automated information 1-800-338-8080

TDD line                      1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                      1-800-225-5291

On the Fund's Web site        www.jhfunds.com/proxy

On the SEC's Web site         www.sec.gov



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
500 Index Fund.

1100A 10/03
      12/03






John Hancock
Small Cap
Growth
Fund

ANNUAL
REPORT

10.31.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]



WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 27

For your information
page 33


Dear Fellow Shareholders,

The stock market has made a strong recovery in 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would begin to strengthen, which it did. The market's move up began in April and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains year-to-date through October 31. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 45.22% through October, while the Dow Jones Industrial Average was up 19.82% and the Standard & Poor's 500 Index returned 21.19%. With falling interest rates, bonds also did well, although they began to reverse course in July. High yield bonds led the pack, returning 24.23% through October, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of October 31, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation
primarily by nor-
mally investing at
least 80% of its
assets in stocks
of U.S. small-
capitalization
companies (in
the capitalization
range of the
Russell 2000
Growth Index).

Over the last twelve months

* Stocks rallied sharply as economic conditions improved; small-cap growth stocks led the market's advance.

* Technology stocks contributed the most to Fund performance, but an underweighting hurt relative results.

* The Fund's telecommunications and retail stocks produced strong returns, while health-care stocks lagged.

[Bar chart with heading "John Hancock Small Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2003." The chart is scaled in increments of 10% with 0% at the bottom and 30% at the top. The first bar represents the 26.99% total return for Class A. The second bar represents the 26.17% total return for Class B. The third bar represents the 26.00% total return for Class C. The fourth bar represents the 27.91% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.5%   Avocent Corp.
 2.4%   ScanSource, Inc.
 2.4%   Autodesk, Inc.
 2.3%   Cost Plus, Inc.
 2.3%   Medicines Co. (The)
 2.1%   Affiliated Managers Group, Inc.
 1.8%   Panera Bread Co.
 1.7%   Gen-Probe, Inc.
 1.6%   Crown Castle International Corp.
 1.5%   Artisan Components, Inc.

As a percentage of net assets on October 31, 2003.


MANAGERS'
REPORT

BY ANURAG PANDIT, CFA, AND THOMAS P. NORTON, CFA, PORTFOLIO MANAGERS

John Hancock
Small Cap Growth Fund

Recently, Thomas Norton became a member of the Fund's management team, replacing Bernice Behar. Mr. Norton, who joined John Hancock in 2002, began his business career in 1986.

Upon shareholder approval, John Hancock Focused Small Cap Growth Fund merged into John Hancock Small Cap Growth Fund at the close of business on September 26, 2003.

The year ended October 31, 2003, was an eventful yet upbeat period for the stock market. The year began with fear and trepidation, but it ended on a euphoric note as the market recorded its strongest returns in four years. Stocks were volatile during the first six months of the period amid a sluggish U.S. economy, depressed corporate earnings, the possibility of deflation and an imminent war with Iraq. The market's tone changed significantly, however, during the latter half of the period -- investors grew increasingly confident as companies reported better-than-expected profits and the economy showed signs of a firm recovery.

"The year ended
 October 31, 2003,
 was an eventful yet
 upbeat period for
 the stock market."

In the early stages of an economic rebound, small-cap growth stocks are often the performance leaders, and the past year was no exception. For the 12 months ended October 31, 2003, the Russell 2000 Growth Index returned 46.56%, well ahead of the 20.79% return of the Standard & Poor's 500 Index, a broad stock market measure. Technology stocks, which had been punished severely over the preceding three years, bounced back with a vengeance, leading the market's advance.

FUND PERFORMANCE

For the year ended October 31, 2003, John Hancock Small Cap Growth Fund's Class A, Class B, Class C and Class I shares posted total returns of 26.99%, 26.17%, 26.00% and 27.91%, respectively, at net asset value. By comparison, the average small-cap growth fund returned 40.43%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photos of Anarag Pandit and Thomas Norton flush right next to first paragraph.]

The Fund trailed its peers and the Russell 2000 Growth Index because of our focus on high-quality companies with strong profitability and long-term growth prospects. During the past year, the smallest, riskiest, least-profitable stocks -- in other words, the kind of companies we tend to avoid -- posted disproportionately high returns. Relative results were also hurt by our defensive stance during the first half of the period, which included an underweighted position in technology stocks.

PORTFOLIO THEMES

Over the past year, we reduced the number of stocks in the Fund from 150 to about 100, and we increased the weighting of the top-ten holdings. These changes are designed to ensure that our best ideas have a more significant impact on performance.

"Consistent with the
 broader market, technol-
 ogy stocks were the Fund's
 best performers overall..."

Another theme in the portfolio was a shift toward cyclical stocks. Early in the period, we emphasized less-risky names in an uncertain investment environment, but as conditions improved, we gravitated toward stocks that would benefit the most from an economic recovery.

TECHNOLOGY HELPS AND HURTS

Consistent with the broader market, technology stocks were the Fund's best performers overall; half of the top 20 contributors to performance were technology companies. These included Avocent, a maker of network connectivity products and the Fund's largest holding as of the end of the period; LTX, a semiconductor testing equipment manufacturer; and Lexar Media, a developer of digital camera storage components, which we sold.

[Table at top left-hand side of page entitled "Top five industry groups."
The first listing is Computers 21%, the second is Medical 19%, the third Retail 15%, the fourth Electronics 10%, and the fifth Telecommunications 6%.]

However, the Fund was underweight in technology stocks during the first half of the period. Although we expanded our technology position later in the year, the Fund did not benefit fully from the sector's initial rally.

In addition, several technology holdings were among the portfolio's largest detractors from performance. Borland Software declined after reporting lower-than-expected earnings and disappointing sales, and semiconductor equipment manufacturer Brooks Automation also failed to meet earnings and revenue expectations, and we sold it.

CONSUMER AND TELECOM HOLDINGS GROW

As part of our move into economically sensitive stocks, we added to the Fund's consumer and telecommunications holdings. In particular, we increased our exposure to retailers, which benefited from resilient consumer spending. The Fund's top contributors to performance included several retail stocks, such as Hot Topic, Cost Plus and Dick's Sporting Goods.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-03." The chart is divided into two sections (from top to left): Common stocks 99% and Short-term investments & other 1%.]

Unfortunately, the Fund's biggest performance detractor was also a consumer-oriented stock -- TiVo, which provides digital video recording services. The stock was hurt by speculation about the future of the company's relationship with DirecTV, a satellite television provider that bundles TiVo's products with some of its service plans. We view the stock's decline as an overreaction and believe that TiVo still has a significant competitive advantage.

In telecom, we added to our wireless holdings over the past year. The best performer in the portfolio during the period -- with a gain of 260% -- was Crown Castle International, the leading provider of independent wireless towers. As cell phone providers expanded their service areas, increased demand for transmission towers boosted Crown Castle's revenues and stock price. We also added rural wireless company Western Wireless to the portfolio in the last six months; its stock price doubled as subscriber growth rose sharply, and we sold it.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Engineered Support Systems followed by an up arrow with the phrase "Won several key defense contracts." The second listing is E*Trade followed by an up arrow with the phrase "Online broker's share price doubled as trading volumes rebounded." The third listing is Hollywood Entertainment followed by a down arrow with the phrase "Disappointing revenues."]

HEALTH CARE STRUGGLES

The Fund's health-care stocks detracted from performance. We focused on defensive stocks, such as health-services companies, and these safer names lagged when the overall market rallied. In addition, several health-care holdings posted disappointing returns. Lifepoint Hospitals, a rural hospital operator, struggled with declining admissions, while biotechnology firm NPS Pharmaceuticals fell after a failed merger and concerns about its osteoporosis drug. We sold both of these stocks.

"Our outlook for the econ-
 omy and stock market
 remains generally positive."

OUTLOOK

Our outlook for the economy and stock market remains generally positive. The prospects for a rebound in capital spending appear promising, and consumer spending has been bolstered by recent tax cuts and low interest rates. Even the persistent weakness in the job market has shown signs of a turnaround.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

See the prospectus for the risks of investing in small-cap stocks.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
October 31, 2003

                       Class A      Class B      Class C      Class I 1
Inception date         8-22-91     10-26-87       6-1-98      12-7-99

Average annual returns with maximum sales charge (POP)
One year                20.59%       21.17%       23.76%       27.91%
Five years               3.18%        3.12%        3.23%          --
Ten years                6.94%        6.84%          --           --
Since inception            --           --         0.40%       -9.52%

Cumulative total returns with maximum sales charge (POP)
One year                20.59%       21.17%       23.76%       27.91%
Five years              16.95%       16.61%       17.22%          --
Ten years               95.53%       93.86%          --           --
Since inception            --           --         2.20%      -32.33%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's Class I share prospectus.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Russell 2000 Index and is equal to $23,403 as of October 31, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund, before sales charge, and is equal to $20,580 as of October 31, 2003. The third line represents the same value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund, after sales charge, and is equal to $19,553 as of October 31, 2003. The fourth line represents Russell 2000 Growth Index and is equal to $16,326 as of October 31, 2003.

               Cum Value   Cum Value
                 of $10K     of $10K   Russell 2000   Russell 2000
Plot Date       (No Load)    (w/Load)         Index   Growth Index

10/31/93         $10,000      $9,500        $10,000        $10,000
4/30/1994          9,722       9,237          9,850          9,653
10/31/1994        10,359       9,842          9,965          9,908
4/30/1995         11,139      10,583         10,501         10,421
10/31/1995        13,940      13,244         11,793         11,949
4/30/1996         16,207      15,398         13,965         14,521
10/31/1996        15,790      15,002         13,751         13,542
4/30/1997         14,781      14,043         13,972         12,555
10/31/1997        19,477      18,505         17,785         16,409
4/30/1998         20,943      19,898         19,897         18,041
10/31/1998        16,723      15,888         15,679         13,806
4/30/1999         22,331      21,217         18,056         17,360
10/31/1999        25,822      24,533         18,010         17,849
4/30/2000         33,899      32,207         21,382         22,808
10/31/2000        31,422      29,854         21,145         20,734
4/30/2001         24,715      23,482         20,771         17,140
10/31/2001        20,413      19,394         18,459         14,203
4/30/2002         21,656      20,575         22,157         15,679
10/31/2002        16,206      15,397         16,324         11,140
4/30/2003         16,373      15,556         17,557         11,995
10/31/2003        20,580      19,553         23,403         16,326

                                    Class B 1     Class C 1   Class I 2
Period beginning                   10-31-93       6-1-98      12-7-99
Without sales charge                $19,386      $10,322       $6,767
With maximum sales charge           $19,386      $10,220       $6,767
Index 1                             $23,403      $12,581      $11,953
Index 2                             $16,326       $9,938       $7,890

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 2000 Index -- Index 1 -- is an unmanaged index composed of 2,000 U.S. small-capitalization stocks.

Russell 2000 Growth Index -- Index 2 -- is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2003

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                              VALUE
COMMON STOCKS 99.22%                                                                                     $852,695,773
(Cost $675,767,155)

Advertising 0.66%                                                                                           5,647,845
  126,350   Getty Images, Inc.*                                                                             5,647,845

Automobiles/Trucks 1.20%                                                                                   10,349,326
  130,033   BorgWarner, Inc.                                                                               10,349,326

Banks -- United States 4.57%                                                                               39,277,860
  194,700   East-West Bancorp., Inc.                                                                        9,557,823
  249,375   F.N.B. Corp.                                                                                    8,241,844
  210,150   Southwest Bancorp. of Texas, Inc.*                                                              7,546,487
  178,190   Texas Regional Bancshares, Inc. (Class A)                                                       6,459,388
  209,250   UCBH Holdings, Inc.                                                                             7,472,318

Business Services -- Misc. 3.36%                                                                           28,828,946
  201,350   Advisory Board Co. (The)*+                                                                      7,327,126
    1,100   Arbitron, Inc.*                                                                                    43,450
  180,350   Corporate Executive Board Co. (The)*                                                            9,199,653
  103,500   Global Payments, Inc.                                                                           4,310,775
  341,700   Kroll, Inc.*+                                                                                   7,947,942

Chemicals 1.10%                                                                                             9,443,822
  493,150   Airgas, Inc.                                                                                    9,443,822

Computers 20.83%                                                                                          179,046,549
1,067,250   Autodesk, Inc.                                                                                 20,544,562
  568,350   Avocent Corp.*                                                                                 21,483,630
  100,000   BARRA, Inc.*                                                                                    3,800,000
  681,600   Borland Software Corp.*                                                                         6,052,608
  429,250   Digital Insight Corp. *                                                                         9,005,665
  433,000   Digital River, Inc.*+                                                                          11,855,540
  150,150   eResearch Technology, Inc.*+                                                                    6,905,399
  215,750   FactSet Research Systems, Inc.+                                                                 9,415,330
  546,750   Foundry Networks, Inc.*+                                                                       12,717,405
  379,700   Hyperion Solutions Corp.*+                                                                     12,716,153
  973,250   Informatica Corp.*                                                                             10,608,425
  425,800   Itron, Inc.*                                                                                    8,724,642
   65,000   Ixia*                                                                                             780,000
  399,100   Macromedia, Inc.*                                                                               7,626,801
  707,700   McDATA Corp. (Class A)*+                                                                        7,310,541
  397,800   Progress Software Corp.*                                                                        8,779,446
      950   Stratasys, Inc.*                                                                                   45,220
  341,750   Tradestation Group, Inc.*+                                                                      2,908,293
  362,150   Verint Systems, Inc.*+                                                                          8,108,539
  412,750   Websense, Inc.*+                                                                                9,658,350

Consumer Products -- Misc. 1.22%                                                                           10,501,150
  335,500   Select Comfort Corp.*                                                                          10,501,150

Diversified Operations 1.02%                                                                                8,739,480
  201,000   ESCO Technologies, Inc.*                                                                        8,739,480

Electronics 9.91%                                                                                          85,175,996
  641,100   Artisan Components, Inc.*+                                                                     13,148,961
  247,650   ATMI, Inc.*+                                                                                    5,693,474
  801,607   Caliper Technologies Corp.*                                                                     4,497,015
1,611,550   Conexant Systems, Inc.*+                                                                        9,395,336
  135,900   Engineered Support Systems, Inc.                                                                9,188,199
  382,900   FEI Co.*                                                                                        9,093,875
  871,550   LTX Corp.*+                                                                                    12,454,449
  298,100   Semtech Corp.*+                                                                                 6,617,820
  712,800   Skyworks Solutions, Inc.*+                                                                      6,115,824
  324,450   Trimble Navigation Ltd.*                                                                        8,971,043

Finance 2.05%                                                                                              17,635,625
243,250   Affiliated Managers Group, Inc.*+                                                                17,635,625

Food 1.07%                                                                                                  9,161,348
  239,575   American Italian Pasta Co. (Class A)*+                                                          9,161,348

Insurance 0.48%                                                                                             4,102,600
  112,400   Arch Capital Group Ltd.* (Bermuda)                                                              4,102,600

Leisure 0.80%                                                                                               6,873,168
  759,550   Imax Corp.* (Canada)                                                                            6,873,168

Machinery 1.89%                                                                                            16,275,312
  213,200   Graco, Inc.                                                                                     8,122,920
  347,650   Hydril Co.*                                                                                     8,152,392

Media 1.95%                                                                                                16,756,275
   10,300   Charter Communications, Inc. (Class A)*+                                                           43,981
  358,350   Cumulus Media, Inc. (Class A)*                                                                  6,711,896
  159,700   Macrovision Corp.*                                                                              3,508,609
  809,450   TiVo, Inc.*+                                                                                    6,491,789

Medical 18.96%                                                                                            162,965,538
  170,250   Advanced Neuromodulation Systems, Inc.* +                                                       6,980,249
  379,750   American Medical Systems Holdings, Inc.*                                                        7,595,000
  259,150   Atrix Laboratories, Inc.*+                                                                      5,206,324
  428,750   Ciphergen Biosystems, Inc.*                                                                     4,677,663
  169,400   Eon Labs, Inc.*+                                                                                7,133,434
  459,150   Esperion Therapeutics, Inc.*+                                                                  10,959,910
  539,400   Gen-Probe, Inc.*                                                                               14,439,738
  486,600   ILEX Oncology, Inc.*                                                                           10,150,476
  490,550   Impax Laboratories, Inc.* +                                                                     5,817,923
  172,850   Integra LifeSciences Holdings*+                                                                 5,831,959
  339,550   Kyphon, Inc.* +                                                                                 9,354,603
  730,530   Medicines Co. (The)*+                                                                          19,468,624
  418,750   OSI Pharmaceuticals, Inc.*                                                                     11,725,000
  205,350   Pharmaceutical Product Development, Inc.*+                                                      6,174,875
  260,050   Renal Care Group, Inc.*                                                                         9,754,475
  133,150   Respironics, Inc.*+                                                                             5,551,024
  514,300   VISX, Inc.*                                                                                    12,476,918
1,290,700   XOMA Ltd.*                                                                                      9,667,343

Oil & Gas 2.68%                                                                                            23,030,119
  269,808   Evergreen Resources, Inc.*                                                                      7,398,135
  413,950   Remington Oil & Gas Corp.*                                                                      7,389,008
  525,700   W-H Energy Services, Inc.*+                                                                     8,242,976

Retail 15.47%                                                                                             132,943,799
  145,300   A.C. Moore Arts & Crafts, Inc.*+                                                                3,360,789
  285,800   Aeropostale, Inc.*                                                                              8,816,930
    2,830   Carter's, Inc.*                                                                                    79,240
  194,050   CLARCOR, Inc.                                                                                   7,888,132
  433,800   Cost Plus, Inc.*                                                                               19,898,406
  242,550   Dick`s Sporting Goods, Inc.*+                                                                  11,152,449
  408,750   Hollywood Entertainment Corp.*                                                                  6,213,000
  443,875   Hot Topic, Inc.*+                                                                              12,743,651
  244,500   Pacific Sunwear of California, Inc.*+                                                           5,645,505
  385,950   Panera Bread Co.*+                                                                             15,526,768
  439,400   Quiksilver, Inc.* +                                                                             7,544,498
  226,650   RARE Hospitality International, Inc.*                                                           5,620,920
  258,850   Red Robin Gourmet Burgers*                                                                      7,641,511
  484,000   ScanSource, Inc.*                                                                              20,812,000

Telecommunications 5.51%                                                                                   47,385,951
  303,850   Advanced Fibre Communications, Inc.*+                                                           7,313,670
  167,850   Commonwealth Telephone Enterprises, Inc.*+                                                      6,841,566
1,061,650   Crown Castle International Corp.*+                                                             13,440,489
  819,150   REMEC, Inc.*                                                                                    9,035,224
  597,450   Tekelec*+                                                                                       9,612,970
  254,350   Triton PCS Holdings, Inc. (Class A)*                                                            1,142,032

Transportation 2.41%                                                                                       20,723,877
  102,250   AirTran Holdings, Inc.*                                                                         1,657,473
  156,200   America West Holdings Corp. (Class B)*                                                          2,252,404
  219,000   Forward Air Corp.*                                                                              6,368,520
   72,600   Overnite Corp.*                                                                                 1,608,816
  255,100   UTI Worldwide, Inc. (Virgin Islands)+                                                           8,836,664

Waste Disposal Service & Equipment 2.08%                                                                   17,831,187
  194,550   Stericycle, Inc.*+                                                                              8,984,319
  255,100   Waste Connections, Inc.*                                                                        8,846,868


                                                                            INTEREST         PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                              RATE     (000s OMITTED)       VALUE
SHORT-TERM INVESTMENTS 29.54%                                                                            $253,911,468
(Cost $253,911,468)

Joint Repurchase Agreement 3.16%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 10-31-03, due
11-03-03 (Secured by U.S. Treasury Inflation Indexed
Bond 3.625% due 04-15-28, U.S. Treasury Inflation
Indexed Note 1.875% due 07-15-13)                                               1.02%         $27,159      27,159,000

                                                                                               SHARES
Cash Equivalents 26.38%
AIM Cash Investment Trust**                                                               226,752,468     226,752,468

TOTAL INVESTMENTS 128.76%                                                                              $1,106,607,241

OTHER ASSETS AND LIABILITIES, NET (28.76%)                                                              ($247,192,673)

TOTAL NET ASSETS 100.00%                                                                                 $859,414,568

 + All or a portion of this security is on loan as of October 31, 2003.

 * Non-income-producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS AND
LIABILITIES

ASSETS
Investments at value (cost $929,678,623) including
  $218,241,418 of securities loaned                            $1,106,607,241
Cash                                                                      132
Receivable for investments sold                                     4,689,086
Receivable for shares sold                                             75,695
Dividends and interest receivable                                      61,234
Other assets                                                          269,998

Total assets                                                    1,111,703,386

LIABILITIES
Payable for investments purchased                                  23,304,175
Payable for shares repurchased                                        782,913
Payable for securities on loan                                    226,752,468
Payable to affiliates
  Management fee                                                      575,554
  Distribution and service fee                                         32,612
  Other                                                               460,780
Other payables and accrued expenses                                   380,316

Total liabilities                                                 252,288,818

NET ASSETS
Capital paid-in                                                 1,162,327,922
Accumulated net realized loss on investments                     (479,719,833)
Net unrealized appreciation of investments                        176,928,618
Accumulated net investment loss                                      (122,139)

Net assets                                                       $859,414,568

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($498,270,589 [DIV] 57,853,156 shares)                          $8.61
Class B ($250,615,130 [DIV] 33,122,222 shares)                          $7.57
Class C ($23,115,232 [DIV] 3,056,359 shares)                            $7.56
Class I ($87,413,617 [DIV] 9,929,589 shares)                            $8.80

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.61 [DIV] 95%)                                             $9.06
Class C ($7.56 [DIV] 99%)                                               $7.64

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                          $1,566,889
Securities lending                                                    948,135
Interest                                                              156,393

Total investment income                                             2,671,417

EXPENSES
Investment management fee                                           6,034,293
Class A distribution and service fee                                1,180,290
Class B distribution and service fee                                2,455,769
Class C distribution and service fee                                  213,916
Class A, B and C transfer agent fee                                 4,421,958
Class I transfer agent fee                                             71,344
Accounting and legal services fee                                     296,059
Custodian fee                                                         123,190
Printing                                                               81,652
Miscellaneous                                                          56,967
Registration and filing fee                                            47,103
Trustees' fee                                                          45,509
Auditing fee                                                           41,550
Legal fee                                                              13,769
Interest                                                                2,512

Total expenses                                                     15,085,881

Net investment loss                                               (12,414,464)

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                    1,999,167
Change in net unrealized appreciation (depreciation)
  of investments                                                  200,534,762

Net realized and unrealized gain                                  202,533,929

Increase in net assets from operations                           $190,119,465

See notes to
financial statements.



CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                        YEAR             YEAR
                                                       ENDED            ENDED
                                                    10-31-02 1       10-31-03

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                             ($15,267,500)    ($12,414,464)
Net realized gain (loss)                        (252,202,324)       1,999,167
Change in net unrealized
  appreciation (depreciation)                     35,271,168      200,534,762
Increase (decrease) in net assets
  resulting from operations                     (232,198,656)     190,119,465
From Fund share transactions                    (104,873,912)    (221,754,034)

NET ASSETS
Beginning of period                            1,228,121,705      891,049,137

End of period 2                                 $891,049,137     $859,414,568

1 Audited by previous auditor.

2 Includes accumulated net investment loss of $109,852 and $122,139, respectively.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

FINANCIAL HIGHLIGHTS

PERIOD ENDED                                          10-31-99 1  10-31-00 1  10-31-01 1  10-31-02 1  10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.41      $12.65      $13.70       $8.54       $6.78
Net investment loss 2                                    (0.12)      (0.14)      (0.09)      (0.09)      (0.10)
Net realized and unrealized
  gain (loss) on investments                              4.59        2.70       (4.51)      (1.67)       1.93
Total from
  investment operations                                   4.47        2.56       (4.60)      (1.76)       1.83
Less distributions
From net realized gain                                   (0.23)      (1.51)      (0.56)         --          --
Net asset value,
  end of period                                         $12.65      $13.70       $8.54       $6.78       $8.61
Total return 3 (%)                                       54.41       21.69      (35.04)     (20.61)      26.99

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $267      $1,000        $684        $553        $498
Ratio of expenses
  to average net assets (%)                               1.34        1.28        1.41        1.50        1.69
Ratio of net investment loss
  to average net assets (%)                              (1.17)      (0.88)      (0.85)      (1.10)      (1.36)
Portfolio turnover (%)                                     104         104 4        82          64         109 4

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-99 1  10-31-00 1  10-31-01 1  10-31-02 1  10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.81      $11.64      $12.38       $7.62       $6.00
Net investment loss 2                                    (0.18)      (0.23)      (0.15)      (0.14)      (0.13)
Net realized and unrealized
  gain (loss) on investments                              4.24        2.48       (4.05)      (1.48)       1.70
Total from
  investment operations                                   4.06        2.25       (4.20)      (1.62)       1.57
Less distributions
From net realized gain                                   (0.23)      (1.51)      (0.56)         --          --
Net asset value,
  end of period                                         $11.64      $12.38       $7.62       $6.00       $7.57
Total return 3 (%)                                       53.31       20.79      (35.57)     (21.26)      26.17

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $478        $949        $457        $261        $251
Ratio of expenses
  to average net assets (%)                               2.03        2.03        2.16        2.25        2.44
Ratio of net investment loss
  to average net assets (%)                              (1.87)      (1.62)      (1.59)      (1.85)      (2.11)
Portfolio turnover (%)                                     104         104 4        82          64         109 4

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99 1  10-31-00 1  10-31-01 1  10-31-02 1  10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.81      $11.62      $12.36       $7.61       $6.00
Net investment loss 2                                    (0.19)      (0.22)      (0.15)      (0.14)      (0.13)
Net realized and unrealized
  gain (loss) on investments                              4.23        2.47       (4.04)      (1.47)       1.69
Total from
  investment operations                                   4.04        2.25       (4.19)      (1.61)       1.56
Less distributions
From net realized gain                                   (0.23)      (1.51)      (0.56)         --          --
Net asset value,
  end of period                                         $11.62      $12.36       $7.61       $6.00       $7.56
Total return 3 (%)                                       53.05       20.83      (35.54)     (21.16)      26.00

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $4         $33         $24         $23         $23
Ratio of expenses
  to average net assets (%)                               2.09        2.02        2.16        2.25        2.44
Ratio of net investment loss
  to average net assets (%)                              (1.94)      (1.62)      (1.59)      (1.85)      (2.11)
Portfolio turnover (%)                                     104         104 4        82          64         109 4

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-00 1  10-31-01 1  10-31-02 1  10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.55      $13.75       $8.62       $6.88
Net investment loss 2                                    (0.07)      (0.03)      (0.05)      (0.05)
Net realized and unrealized
  gain (loss) on investments                              0.27       (4.54)      (1.69)       1.97
Total from
  investment operations                                   0.20       (4.57)      (1.74)       1.92
Less distributions
From net realized gain                                      --       (0.56)         --          --
Net asset value,
  end of period                                         $13.75       $8.62       $6.88       $8.80
Total return 3 (%)                                        1.48 6    (34.68)     (20.19)      27.91

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $17         $63         $54         $87
Ratio of expenses
  to average net assets (%)                               0.86 7      0.87        0.95        0.95
Ratio of net investment loss
  to average net assets (%)                              (0.47) 7    (0.31)      (0.55)      (0.62)
Portfolio turnover (%)                                     104 4        82          64         109 4

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Excludes merger activity.

5 Class I shares began operations on 12-7-99.

6 Not annualized.

7 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Small Cap Growth Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2003, the Fund loaned securities having a market value of $218,241,418 collateralized by cash in the amount of $226,752,468. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $477,317,984 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2008 -- $332,423, October 31, 2009 -- $223,293,652 and October 31, 2010 -- $253,691,909. Availability of
a certain amount of the loss carryforward, which was acquired on September 26, 2003, in a merger, may be limited in a given year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2003, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $1,500,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $1,500,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $265,086 with regard to sales of Class A shares. Of this amount, $31,146 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $174,316 was paid as sales commissions to unrelated broker-dealers and $59,624 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $34,931 with regard to sales of Class C shares. Of this amount, $33,144 was paid as sales commissions to unrelated broker-dealers and $1,787 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2003, CDSCs received by JH Funds amounted to $432,262 for Class B shares and $9,363 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. Effective January 1, 2003, for Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class' average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Until January 1, 2003, for Class A, Class B and Class C shares, the Fund paid a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses. Effective June 1, 2003, for Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Until June 1, 2003, for Class I shares, the Fund paid a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value plus certain out-of-pocket expenses attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.04% of the average net asset value of the Fund.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                   YEAR ENDED 10-31-02             YEAR ENDED 10-31-03
                                SHARES          AMOUNT          SHARES          AMOUNT
CLASS A SHARES
Sold                        31,183,758    $253,799,448      13,861,529    $101,156,160
Repurchased                (29,819,151)   (250,579,586)    (37,497,362)   (266,515,761)
Net increase (decrease)      1,364,607      $3,219,862     (23,635,833)  ($165,359,601)

CLASS B SHARES
Sold                         5,449,025     $41,027,470       3,521,022     $22,557,959
Repurchased                (21,925,412)   (160,863,607)    (13,883,677)    (88,812,267)
Net decrease               (16,476,387)  ($119,836,137)    (10,362,655)   ($66,254,308)

CLASS C SHARES
Sold                         2,684,441     $21,673,701         703,554      $4,414,544
Repurchased                 (1,904,712)    (13,402,675)     (1,560,139)     (9,551,109)
Net increase (decrease)        779,729      $8,271,026        (856,585)    ($5,136,565)

CLASS I SHARES
Sold                         2,853,877     $23,691,254       3,437,726     $24,897,723
Issued in reorganization            --              --         453,087       3,665,651
Repurchased                 (2,328,931)    (20,219,917)     (1,821,774)    (13,566,934)
Net increase                   524,946      $3,471,337       2,069,039     $14,996,440

NET DECREASE               (13,807,105)  ($104,873,912)    (32,786,034)  ($221,754,034)

1 Audited by previous auditor.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2003, aggregated $869,395,424 and $1,082,726,319, respectively.

The cost of investments owned on October 31, 2003, including short-term investments, for federal income tax purposes was $932,080,282. Gross unrealized appreciation and depreciation of investments aggregated $190,313,058 and $15,786,099, respectively, resulting in net unrealized appreciation of $174,526,959. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Reclassification of accounts

During the year ended October 31, 2003, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $3,538,318, a decrease in accumulated net investment loss of $12,402,177 and a decrease in capital paid-in of $8,863,859. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for net operating loss and deferred compensation. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Reorganization

On September 24, 2003, the shareholders of the John Hancock Focused Small Cap Growth Fund ("Focused Small Cap Growth Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Focused Small Cap Growth Fund in exchange solely for Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 453,087 Class I shares of the Fund for the net asset value of the Focused Small Cap Growth Fund, which amounted to $3,665,651, including $523,408 of unrealized appreciation of investments, after the close of business on September 26, 2003.

NOTE G
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended October 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Small Cap Growth Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Small Cap Growth Fund (the "Fund"), one of the portfolios constituting the John Hancock Series Trust, as of October 31, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2002, and the financial highlights for each of the years in the four-year period ended October 31, 2002, were audited by other auditors whose report dated December 11, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 5, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2003.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin, Born: 1940                                                                 1994                30
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments)
(since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc.
(until 1999), Carlin Insurance Agency, Inc. (until 1999); Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1987                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (since 2001), Adorno/
Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001), LaQuinta Motor Inns, Inc. (hotel management company)
(until 1998), Jefferson-Pilot Corporation (diversified life insurance company)
(since 1985), New Century Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000)
and Introgen (since 2000); Advisory Director, Q Investments (since 2000); Advisory
Director, Chase Bank (formerly Texas Commerce Bank -- Austin) (since 1988),
LIN Television (since 2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner,2 Born: 1938                                                              1994                30
Chairman and Trustee, Dunwoody Village, Inc. (retirement services);
Senior Vice President and Chief Financial Officer, UGI Corporation
(Public Utility Holding Company) (retired 1998); Vice President and
Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1994                30
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1994                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan,2 Born: 1930                                                                 1994                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE

John M. DeCiccio, Born: 1948                                                                2001                51
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Declaration
Management Research LLC, John Hancock Advisers, LLC (the "Adviser"),
The Berkeley Financial Group, LLC ("The Berkeley Group"), John Hancock
Funds, LLC ("John Hancock Funds") and Massachusetts Business Development
Corporation; Director, John Hancock Insurance Agency, Inc. ("Insurance
Agency, Inc.") (until 1999).

Maureen Ford Goldfarb, Born: 1955                                                           2000                51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Investment
Company Institute Board of Governors (since 2002); Senior Vice President,
MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE


Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------------
Equity                     Balanced Fund
                           Classic Value Fund
                           Core Equity Fund
                           Focused Equity Fund
                           Growth Trends Fund
                           International Fund
                           Large Cap Equity Fund
                           Large Cap Growth Fund
                           Large Cap Select Fund
                           Mid Cap Growth Fund
                           Multi Cap Growth Fund
                           Small Cap Equity Fund
                           Small Cap Growth Fund
                           Sovereign Investors Fund
                           U.S. Global Leaders Growth Fund

-------------------------------------------------------------
Sector                     Biotechnology Fund
                           Financial Industries Fund
                           Health Sciences Fund
                           Real Estate Fund
                           Regional Bank Fund
                           Technology Fund

-------------------------------------------------------------
Income                     Bond Fund
                           Government Income Fund
                           High Income Fund
                           High Yield Bond Fund
                           Investment Grade Bond Fund
                           Strategic Income Fund

-------------------------------------------------------------
Tax-Free Income            California Tax-Free Income Fund
                           High Yield Municipal Bond Fund
                           Massachusetts Tax-Free Income Fund
                           New York Tax-Free Income Fund
                           Tax-Free Bond Fund

-------------------------------------------------------------
Money Market               Money Market Fund
                           U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



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FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  www.sec.gov



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Small Cap Growth Fund.

6000A 10/03
      12/03






John Hancock
Focused
Equity
Fund

ANNUAL REPORT

10.31.03

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

Trustees & officers
page 25

For your information
page 29

Dear Fellow Shareholders,

The stock market has made a strong recovery in 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would begin to strengthen, which it did. The market's move up began in April and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains year-to-date through October 31. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 45.22% through October, while the Dow Jones Industrial Average was up 19.82% and the Standard & Poor's 500 Index returned 21.19%. With falling interest rates, bonds also did well, although they began to reverse course in July. High yield bonds led the pack, returning 24.23% through October, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of October 31, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation
by normally invest-
ing at least 80%
of its assets  in
primarily medium-
capitalization
companies in the
capitalization
range of the
Standard & Poor's
MidCap 400 Index.
The Fund uses a
focused invest-
ment  strategy
and will typically
concentrate its
investments in
45 to 65 U.S.
and foreign
companies.

Over the last twelve months

* Stocks rallied sharply, as the economy showed slow and steady improvement.

* The Fund focused on high-quality, mid-cap stocks with long histories of continuous earnings growth and profitability.

* Economically sensitive consumer discretionary and technology stocks were the biggest drivers of the Fund's returns.

[Bar chart with heading "John Hancock Focused Equity Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2003." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The first bar represents the 36.05% total return for Class A. The second bar represents the 35.29% total return for Class B. The third bar represents the 35.29% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.6%   Tiffany & Co.
 2.5%   International Game Technology
 2.2%   Pulte Homes, Inc.
 2.2%   Pharmaceutical Product Development, Inc.
 2.2%   IndyMac Bancorp., Inc.
 2.2%   Lennar Corp.
 2.1%   Intersil Corp. (Class A)
 2.1%   Invitrogen Corp.
 2.1%   Michaels Stores, Inc.
 2.1%   Emulex Corp.

As a percentage of net assets on October 31, 2003.



MANAGERS'
REPORT

BY HENRY E. MEHLMAN, CFA, AND ALAN E. NORTON, CFA, PORTFOLIO MANAGERS

John Hancock
Focused Equity
Fund

The stock market advanced sharply during the year ended October 31, 2003. The economy slowly and steadily improved, buoyed by low interest rates and strong consumer spending. As the economy recovered, corporate profits and business conditions also improved. Lower quality, smaller-cap stocks led the market rally, outpacing large-cap stocks by a wide margin. Both small- and mid-cap stocks benefited from attractive valuations and faster earnings growth than their large-cap counterparts. For the year, the Standard & Poor's 400 MidCap Index returned 30.73%, well ahead of the 20.79% return posted by the broader Standard & Poor's 500 Index.

PERFORMANCE REVIEW

John Hancock Focused Equity Fund's Class A, Class B and Class C shares returned 36.05%, 35.29% and 35.29%, respectively, at net asset value, during the year ended October 31, 2003. By comparison, the average mid-cap growth fund returned 30.87%, according to Lipper, Inc.1 Strong stock selection helped the Fund beat both its Lipper peer group and the S&P 400 MidCap benchmark. Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

"The stock market
 advanced sharply
 during the year ended
 October 31, 2003."

BALANCE, DISCIPLINE AND OPPORTUNITY

We believe our focus on balance, discipline and opportunity was the key to strong stock selection. We maintain balance through diversifying the Fund's assets across both industry sectors and earnings growth rates. The Fund typically owns a mix of companies that consistently grow earnings per share at different rates -- slower ones at 10% to 15% per year, faster ones above 25%. We target high-quality, mid-cap companies with long records of continuous earnings growth, fortress-like balance sheets, superior levels of profitability and leadership positions. Our discipline means we keep a keen eye on valuation, trimming names with excess performance and adding to our stake in laggards. We are opportunistic in taking advantage of stocks that meet our criteria, even when they are out of favor with other investors.

[Photos of Henry Mehlman and Alan Norton flush right next to first paragraph.]

LEADERSHIP FROM CONSUMER STOCKS

Consumer discretionary stocks were the biggest drivers of the past year's performance. We maintained a slightly above-average stake in the sector, believing that consumer spending would remain a strong underpinning of the economic recovery. Top performers included Pulte Homes and Lennar, home builders that benefited from continued low mortgage rates; Tiffany & Co., which rebounded when investors realized that the consumer was not going to disappear; and International Game Technology, the world's largest manufacturer of slot machines. Michaels Stores, which we had bought when it dipped in the wake of the Washington, D.C. sniper attacks, also posted strong gains as the crafts company later delivered good earnings.

STRENGTH FROM TECHNOLOGY

Technology stocks were another significant contributor to performance, thanks to an improving economy that brightened prospects for the sector. Our focus was on higher-quality technology companies with demonstrated earnings growth. Jabil Circuit, a leader in electronic manufacturing services, benefited from strong demand, as companies lowered production costs by outsourcing their manufacturing. Other top performers included QLogic and Emulex, leading providers of components for storage networks, and Intersil, which makes semiconductors for the telecommunications market.

"Consumer discretionary
 stocks were the biggest
 drivers of the past
 year's performance."

ADDED GAINS FROM FINANCIALS AND HEALTH CARE

Financial stocks further buoyed returns. The sector did well during the year, thanks to stronger-than-expected credit quality at the bottom of the recession, continued low interest rates and expectations of continued consolidation among mid-size banks. We focused on more economically sensitive banks, including those with a higher exposure to commercial and industrial loans. Strong performers included IndyMac Bancorp., a savings and loan, and Banknorth Group, a Northeast bank.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 17%, the second is Electronics 12%, the third Banks--United States 9%, the fourth Computers 9%, and the fifth Retail 9%.]

Our health-care investments benefited from increased demand related to the aging of the post--World War II baby boomer generation. Our biggest winner was Invitrogen, a company that provides testing materials for microbiology end markets.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-03." The chart is divided into two sections (from top to left): Common stocks 96%, and Short-term investments & other 4%.]

DISAPPOINTMENTS IN INDUSTRIALS AND ENERGY

Our industrial stocks turned in strong absolute returns, but trailed the mid-cap market. We enjoyed strong gains from a range of companies, including Jacobs Engineering Group, a leading engineering and construction firm, and C.H. Robinson Worldwide, a transportation and logistics broker. Our returns were hampered by defense stocks, such as Alliant Techsystems, which tumbled as the industry fell from investor favor, and companies with deteriorating business trends, such as BISYS, a business services company. We held on to Alliant, believing defense spending would strengthen, but sold BISYS.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Invitrogen followed by an up arrow with the phrase "New products, rising volumes." The second listing is Pulte Homes followed by an up arrow with the phrase "Low interest rates, consumer strength." The third listing is National Oilwell followed by a down arrow with the phrase "Concerns about sustainability of profit levels."]

Energy stocks also posted more modest returns than the overall market. We had a sizable position in the sector, believing that stock prices would benefit from high oil and natural gas commodity prices. Although cash flows and earnings improved, investors' concerns about their sustainability cast a pall on the stocks. Companies such as National Oilwell, which provides drilling equipment, suffered as exploration and production companies kept spending in check. We kept our investment in the sector, believing energy companies will remain highly profitable as the economy improves.

"We believe higher-quality,
 more stable companies
 could drive the next phase
 of the market rally."

OPTIMISTIC OUTLOOK

We think the building blocks are in place for the economy to gain further momentum, for earnings to grow and for stock prices to move higher. We believe higher-quality, more stable companies could drive the next phase of the market rally. These are the types of companies that have shown they can deliver on earnings even when the economy is weak. We think mid-cap stocks could attract increased interest as investors look for reasonable valuations and strong earnings growth. Despite the past year's gains, we continue to find plenty of opportunities in the mid-cap sector.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
October 31, 2003

                           Class A      Class B      Class C
Inception date             11-1-00      11-1-00      11-1-00

Average annual returns with maximum sales charge (POP)
One year                     29.12%       30.29%       32.85%
Since inception             -15.57%      -15.56%      -14.98%

Cumulative total returns with maximum sales charge (POP)
One year                     29.12%       30.29%       32.85%
Since inception             -39.79%      -39.76%      -38.51%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the Standard & Poor's MidCap 400 Index and is equal to $10,889 as of October 31, 2003. The second line represents the Standard & Poor's 500 Index and is equal to $7,745 as of October 31, 2003. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Focused Equity Fund, before sales charge, and is equal to $6,340 as of October 31, 2003. The fourth line represents the value of the same hypothetical investment made in the John Hancock Focused Equity Fund, after sales charge, and is equal to $6,021 as of October 31, 2003.

             Cum Value of $10K   Cum Value of $10K   S&P 500   S&P MidCap
Plot Date            (No Load)            (w/Load)     Index    400 Index

11/1/2000              $10,000              $9,500   $10,000      $10,000
4/30/2001               10,030               9,525     8,793        9,860
10/31/2001               7,170               6,809     7,510        8,755
4/30/2002                6,550               6,220     7,683       10,509
10/31/2002               4,660               4,425     6,375        8,345
4/30/2003                5,080               4,824     6,661        8,676
10/31/2003               6,340               6,021     7,745       10,899

                                    Class B      Class C 1
Period beginning                    11-1-00      11-1-00
Without sales charge                 $6,210       $6,210
With maximum sales charge            $6,024       $6,149
Index 1                              $7,745       $7,745
Index 2                             $10,899      $10,899

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Standard & Poor's MidCap 400 Index -- Index 2 -- is an unmanaged index of 400 domestic stocks of medium-size companies.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2003

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 95.85%                                                                                      $13,013,667
(Cost $10,732,801)

Aerospace 1.52%                                                                                               207,040
  4,000   Alliant Techsystems, Inc.*                                                                          207,040

Banks -- United States 9.40%                                                                                1,276,085
  8,000   Banknorth Group, Inc.                                                                               250,560
  6,000   Cullen/Frost Bankers, Inc.                                                                          232,560
  8,000   Investors Financial Services Corp.                                                                  282,640
 10,000   National Commerce Financial Corp.                                                                   274,700
  6,500   Texas Regional Bancshares, Inc. (Class A)                                                           235,625

Building 6.30%                                                                                                855,580
  9,500   Chicago Bridge & Iron Co. NV (NY Reg Shares) (Netherland)                                           258,875
  3,200   Lennar Corp.                                                                                        293,920
  3,500   Pulte Homes, Inc.                                                                                   302,785

Business Services -- Misc. 1.99%                                                                              270,353
  5,300   Corporate Executive Board Co. (The)*                                                                270,353

Chemicals 2.00%                                                                                               271,698
  4,958   Minerals Technologies, Inc.                                                                         271,698

Computers 9.04%                                                                                             1,226,865
  4,000   Avocent Corp.*                                                                                      151,200
  5,500   CACI International, Inc. (Class A)*                                                                 272,415
  9,000   Cognex Corp.                                                                                        241,650
 10,000   Emulex Corp.*                                                                                       283,200
 10,000   Manhattan Associates, Inc. * +                                                                      278,400

Consumer Products -- Misc. 2.06%                                                                              279,800
 10,000   Yankee Candle Co, Inc. (The)*                                                                       279,800

Electronics 12.44%                                                                                          1,688,872
  7,000   Gentex Corp.                                                                                        273,350
  1,000   Harman International Industries, Inc.                                                               128,200
 11,300   Intersil Corp. (Class A)                                                                            291,427
  9,000   Jabil Circuit, Inc.*                                                                                250,650
  4,000   L-3 Communications Holdings, Inc.* +                                                                186,960
  8,500   Microchip Technology, Inc.                                                                          278,035
  5,000   QLogic Corp.* +                                                                                     280,250

Engineering/R&D Services 1.88%                                                                                254,760
  5,500   Jacobs Engineering Group, Inc.*                                                                     254,760

Finance 2.16%                                                                                                 294,000
 10,000   IndyMac Bancorp., Inc.                                                                              294,000

Food 1.55%                                                                                                    210,320
  5,500   American Italian Pasta Co. (Class A)* +                                                             210,320

Insurance 5.56%                                                                                               755,398
  3,500   Ambac Financial Group, Inc.                                                                         247,590
  8,200   Gallagher (Arthur J.) & Co.                                                                         239,358
  3,500   Transatlantic Holdings, Inc.                                                                        268,450

Leisure 3.99%                                                                                                 541,470
 10,200   International Game Technology                                                                       334,050
  6,000   LeapFrog Enterprises, Inc.*                                                                         207,420

Machinery 1.69%                                                                                               229,051
 10,000   Finning International, Inc. (Canada)                                                                229,051

Medical 16.59%                                                                                              2,252,370
  7,500   Biomet, Inc.                                                                                        268,950
 11,000   Caremark Rx, Inc.*                                                                                  275,550
  3,500   DENTSPLY International, Inc.                                                                        154,665
  4,500   Invitrogen Corp.*                                                                                   286,155
  4,000   Medicis Pharmaceutical Corp. (Class A)                                                              253,400
 10,000   Pharmaceutical Product Development, Inc.*                                                           300,700
  3,700   Quest Diagnostics, Inc.*                                                                            250,305
  6,000   ResMed, Inc.* +                                                                                     250,620
  3,300   Taro Pharmaceutical Industries Ltd. (Israel)*                                                       212,025

Oil & Gas 4.65%                                                                                               630,935
  6,500   BJ Services Co.*                                                                                    213,265
  5,500   Nabors Industries Ltd. (Bermuda)*                                                                   207,900
 11,000   National Oilwell, Inc.*                                                                             209,770

Retail 8.54%                                                                                                1,159,710
  6,000   Cheesecake Factory Inc. (The)* +                                                                    239,640
  6,000   Michaels Stores, Inc.                                                                               284,820
  7,500   Performance Food Group Co.* +                                                                       279,375
  7,500   Tiffany & Co.                                                                                       355,875

Transportation 4.49%                                                                                          609,360
  6,000   C.H. Robinson Worldwide, Inc.                                                                       235,080
  6,000   Expeditors International of Washington, Inc.                                                        225,240
  6,000   Heartland Express, Inc.                                                                             149,040

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE   (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 14.59%                                                                              $1,981,792
(Cost $1,981,792)

Joint Repurchase Agreement 4.25%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 10-31-03,
due 11-01-03 (Secured by U.S. Treasury Inflation
Indexed Bond 3.625% due 04-15-28, U.S. Treasury
Inflation Indexed Note 1.875% due 07-15-13)                                      1.02%           $577         577,000

                                                                                               SHARES
Cash Equivalents 10.34%
AIM Cash Investment Trust **                                                                1,404,792       1,404,792

TOTAL INVESTMENTS 110.44%                                                                                 $14,995,459

OTHER ASSETS AND LIABILITIES, NET (10.44%)                                                                ($1,417,792)

TOTAL NET ASSETS 100.00%                                                                                  $13,577,667

 + All or a portion of this security is on loan as of October 31, 2003.

 * Non-income-producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

October 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $12,714,593)
including $1,371,072 of securities loaned                         $14,995,459
Cash                                                                      937
Receivable for investments sold                                       131,064
Receivable for shares sold                                              9,904
Dividends and interest receivable                                       1,995
Receivable from affiliates                                             14,784
Other assets                                                            1,256

Total assets                                                       15,155,399

LIABILITIES
Payable for investments purchased                                     123,445
Payable for shares repurchased                                            113
Payable for securities on loan                                      1,404,792
Payable to affiliates
  Management fee                                                        9,212
  Distribution and service fee                                            865
  Other                                                                 6,438
Other payables and accrued expenses                                    32,867

Total liabilities                                                   1,577,732

NET ASSETS
Capital paid-in                                                    28,845,640
Accumulated net realized loss on investments
  and foreign currency transactions                               (17,548,067)
Net unrealized appreciation of investments                          2,280,866
Accumulated net investment loss                                          (772)

Net assets                                                        $13,577,667

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($5,833,890 [DIV] 920,311 shares)                               $6.34
Class B ($5,581,134 [DIV] 898,633 shares)                               $6.21
Class C ($2,162,643 [DIV] 348,332 shares)                               $6.21

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.34 [DIV] 95%)                                             $6.67
Class C ($6.21 [DIV] 99%)                                               $6.27

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

  See notes to
  financial statements.



OPERATIONS

For the year ended
October 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $95)                   $55,755
Securities lending                                                      3,397
Interest                                                                2,007

Total investment income                                                61,159

EXPENSES
Investment management fee                                              97,422
Class A distribution and service fee                                   15,169
Class B distribution and service fee                                   45,772
Class C distribution and service fee                                   17,072
Transfer agent fee                                                     86,685
Registration and filing fee                                            38,083
Auditing fee                                                           19,000
Printing                                                               13,593
Custodian fee                                                          11,540
Accounting and legal services fee                                       2,888
Miscellaneous                                                           1,737
Interest                                                                  667
Trustees' fee                                                             644
Legal fee                                                                 269

Total expenses                                                        350,541
Less expense reductions                                              (134,991)

Net expenses                                                          215,550

Net investment loss                                                  (154,391)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                           (60,838)
Foreign currency transactions                                            (267)
Change in net unrealized appreciation (depreciation)
  of investments                                                    3,741,653

Net realized and unrealized gain                                    3,680,548

Increase in net assets from operations                             $3,526,157

See notes to
financial statements.



CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed dur-
ing the last two
periods. The dif-
ference reflects
earnings less
expenses, distrib-
utions, if any,
paid to share-
holders and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                  YEAR          YEAR
                                                 ENDED         ENDED
                                              10-31-02 1    10-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                          ($291,359)    ($154,391)

Net realized loss                          (17,436,736)      (61,105)
Change in net unrealized
  appreciation (depreciation)                8,625,048     3,741,653

Increase (decrease) in net assets
  resulting from operations                 (9,103,047)    3,526,157

From Fund share transactions                (5,851,054)   (1,964,090)

NET ASSETS
Beginning of period                         26,969,701    12,015,600

End of period 2                            $12,015,600   $13,577,667


1 Audited by previous auditor.

2 Includes accumulated net investment loss of $186 and $772, respectively.

  See notes to
  financial statements.




FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-01 1,2  10-31-02 2  10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00         $7.17       $4.66
Net investment loss 3                                    (0.10)        (0.06)      (0.05)
Net realized and unrealized
  gain (loss) on investments                             (2.73)        (2.45)       1.73
Total from
  investment operations                                  (2.83)        (2.51)       1.68
Net asset value,
  end of period                                          $7.17         $4.66       $6.34
Total return 4,5 (%)                                    (28.30)6      (35.01)      36.05

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $12            $6          $6
Ratio of expenses
  to average net assets (%)                               1.50 7        1.50        1.50
Ratio of adjusted expenses
  to average net assets 8 (%)                             2.47 7        2.13        2.68
Ratio of net investment loss
  to average net assets (%)                              (1.09)7       (0.89)      (0.97)
Portfolio turnover (%)                                      97           144          46

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-01 1,2  10-31-02 2  10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00         $7.12       $4.59
Net investment loss 3                                    (0.17)        (0.10)      (0.08)
Net realized and unrealized
  gain (loss) on investments                             (2.71)        (2.43)       1.70
Total from
  investment operations                                  (2.88)        (2.53)       1.62
Net asset value,
  end of period                                          $7.12         $4.59       $6.21
Total return 4,5 (%)                                    (28.80)6      (35.53)      35.29

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $11            $5          $6
Ratio of expenses
  to average net assets (%)                               2.20 7        2.18        2.17
Ratio of adjusted expenses
  to average net assets 8 (%)                             3.17 7        2.81        3.35
Ratio of net investment loss
  to average net assets (%)                              (1.80)7       (1.57)      (1.64)
Portfolio turnover (%)                                      97           144          46

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-01 1,2  10-31-02 2  10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00         $7.12       $4.59
Net investment loss 3                                    (0.17)        (0.10)      (0.09)
Net realized and unrealized
  gain (loss) on investments                             (2.71)        (2.43)       1.71
Total from
  investment operations                                  (2.88)        (2.53)       1.62
Net asset value,
  end of period                                          $7.12         $4.59       $6.21
Total return 4,5 (%)                                    (28.80)6      (35.53)      35.29

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $4            $2          $2
Ratio of expenses
  to average net assets (%)                               2.20 7        2.20        2.20
Ratio of adjusted expenses
  to average net assets 8 (%)                             3.17 7        2.83        3.38
Ratio of net investment loss
  to average net assets (%)                              (1.78)7       (1.59)      (1.67)
Portfolio turnover (%)                                      97           144          46

1 Class A, Class B and Class C shares began operations on 11-1-00.

2 Audited by previous auditor.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Focused Equity Fund (the "Fund") is a non-diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2003, the Fund loaned securities having a market value of $1,371,072 collateralized by cash in the amount of $1,404,792. The cash collateral was invested in a short-term instrument.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts, and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had no open forward foreign currency exchange contracts on October 31, 2003.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $17,485,929 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2010 -- $17,340,921 and October 31, 2011 --
$145,008.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2003, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, at an annual rate of 0.85% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's total expenses, excluding distribution and service fees, to 1.20% of the Fund's average daily net asset value, at least until February 28, 2004. Accordingly, the expense reductions related to the Fund's total expense limitation amounted to $134,991 for the year ended October 31, 2003. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $8,225 with regard to sales of Class A shares. Of this amount, $1,182 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,469 was paid as sales commissions to unrelated broker-dealers and $1,574 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $4,225 with regard to sales of Class C shares. Of this amount, $4,034 was paid as sales commissions to unrelated broker-dealers and $191 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2003, CDSCs received by JH Funds amounted to $16,039 for Class B shares and $44 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. Effective January 1, 2003, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Until January 1, 2003, the Fund paid a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net asset value of the Fund.

The Adviser and other subsidiaries of JHLICo owned 100,000 shares of beneficial interest of the Fund on October 31, 2003.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                    YEAR ENDED 10-31-02 1      YEAR ENDED 10-31-03
                   SHARES        AMOUNT      SHARES         AMOUNT
CLASS A SHARES
Sold            1,208,172    $9,859,228     248,592    $1,335,814
Repurchased    (1,689,474)  (11,804,035)   (520,024)   (2,620,633)
Net decrease     (481,302)  ($1,944,807)   (271,432)  ($1,284,819)

CLASS B SHARES
Sold              400,445    $2,974,800     195,907    $1,049,933
Repurchased      (957,909)   (5,991,500)   (345,013)   (1,703,787)
Net decrease     (557,464)  ($3,016,700)   (149,106)    ($653,854)

CLASS C SHARES
Sold              108,465      $793,330     113,175      $608,137
Repurchased      (247,337)   (1,682,877)   (124,810)     (633,554)
Net decrease     (138,872)    ($889,547)    (11,635)     ($25,417)

NET DECREASE   (1,177,638)  ($5,851,054)   (432,173)  ($1,964,090)

1 Audited by previous auditor.


NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2003, aggregated $5,283,984 and $7,796,965, respectively.

The cost of investments owned on October 31, 2003, including short-term investments, for federal income tax purposes was $12,776,730. Gross unrealized appreciation and depreciation of investments aggregated $2,462,607 and $243,878, respectively, resulting in net unrealized appreciation of $2,218,729. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Reclassification of accounts

During the year ended October 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $288, a decrease in accumulated net investment loss of $153,805 and a decrease in capital paid-in of $154,093. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for net operating loss and deferred compensation. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Change in independent auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended October 31, 2003. During the two most recent fiscal years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Pricewaterhouse-Coopers LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Focused Equity Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Focused Equity Fund (the "Fund"), one of the portfolios constituting the John Hancock Series Trust, as of October 31, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2002, and the financial highlights for each of the years in the two-year period ended October 31, 2002, were audited by other auditors whose report dated December 13, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 5, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2003.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin, Born: 1940                                                                 2000                30
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments)
(since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc.
(until 1999), Carlin Insurance Agency, Inc. (until 1999); Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           2000                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (since 2001), Adorno/
Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001), LaQuinta Motor Inns, Inc. (hotel management company)
(until 1998), Jefferson-Pilot Corporation (diversified life insurance company)
(since 1985), New Century Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000)
and Introgen (since 2000); Advisory Director, Q Investments (since 2000); Advisory
Director, Chase Bank (formerly Texas Commerce Bank -- Austin) (since 1988),
LIN Television (since 2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  2000                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner,2 Born: 1938                                                              2000                30
Chairman and Trustee, Dunwoody Village, Inc. (retirement services);
Senior Vice President and Chief Financial Officer, UGI Corporation
(Public Utility Holding Company) (retired 1998); Vice President and
Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               2000                30
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 2000                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan,2 Born: 1930                                                                 2000                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                51
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Declaration
Management Research LLC, John Hancock Advisers, LLC (the "Adviser"),
The Berkeley Financial Group, LLC ("The Berkeley Group"), John Hancock
Funds, LLC ("John Hancock Funds") and Massachusetts Business Development
Corporation; Director, John Hancock Insurance Agency, Inc. ("Insurance
Agency, Inc.") (until 1999).

Maureen Ford Goldfarb, Born: 1955                                                           2000                51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Investment
Company Institute Board of Governors (since 2002); Senior Vice President,
MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2000
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2000
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2000
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS
-------------------------------------------------------------------------
Equity                                  Balanced Fund
                                        Classic Value Fund
                                        Core Equity Fund
                                        Focused Equity Fund
                                        Growth Trends Fund
                                        International Fund
                                        Large Cap Equity Fund
                                        Large Cap Growth Fund
                                        Large Cap Select Fund
                                        Mid Cap Growth Fund
                                        Multi Cap Growth Fund
                                        Small Cap Equity Fund
                                        Small Cap Growth Fund
                                        Sovereign Investors Fund
                                        U.S. Global Leaders Growth Fund

-------------------------------------------------------------------------
Sector                                  Biotechnology Fund
                                        Financial Industries Fund
                                        Health Sciences Fund
                                        Real Estate Fund
                                        Regional Bank Fund
                                        Technology Fund

-------------------------------------------------------------------------
Income                                  Bond Fund
                                        Government Income Fund
                                        High Income Fund
                                        High Yield Bond Fund
                                        Investment Grade Bond Fund
                                        Strategic Income Fund

-------------------------------------------------------------------------
Tax-Free Income                         California Tax-Free Income Fund
                                        High Yield Municipal Bond Fund
                                        Massachusetts Tax-Free Income Fund
                                        New York Tax-Free Income Fund
                                        Tax-Free Bond Fund

-------------------------------------------------------------------------
Money Market                            Money Market Fund
                                        U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


HOW TO
CONTACT US

On the Internet               www.jhfunds.com

By regular mail               John Hancock Signature Services, Inc.
                              1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000

By express mail               John Hancock Signature Services, Inc.
                              Attn: Mutual Fund Image Operations
                              529 Main Street
                              Charlestown, MA 02129

Customer service
representatives               1-800-225-5291

24-hour automated information 1-800-338-8080

TDD line                      1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                      1-800-225-5291

On the Fund's Web site        www.jhfunds.com/proxy

On the SEC's Web site         www.sec.gov



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Focused Equity Fund.

6100A 10/03
      12/03

John Hancock
Technology
Fund

ANNUAL
REPORT

10.31.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

Trustees & officers
page 30

For your information
page 37


Dear Fellow Shareholders,

The stock market has made a strong recovery in 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would begin to strengthen, which it did. The market's move up began in April and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains year-to-date through October 31. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 45.22% through October, while the Dow Jones Industrial Average was up 19.82% and the Standard & Poor's 500 Index returned 21.19%. With falling interest rates, bonds also did well, although they began to reverse course in July. High yield bonds led the pack, returning 24.23% through October, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of October 31, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term
growth of
capital by nor-
mally investing
at least 80%
of its assets in
stocks of U.S.
and foreign
technology
companies.

Over the past twelve months

* Tech stocks posted extremely strong returns, outpacing the overall stock market by a wide margin as the economy perked up.

* The Fund's security selection and focus on both small- and large-cap companies aided performance.

* Even in a year when the "rising tide lifted all boats," holdings with company-specific problems lagged.

[Bar chart with heading "John Hancock Technology Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2003." The chart is scaled in increments of 10% with 0% at the bottom and 70% at the top. The first bar represents the 60.42% total return for Class
A. The second bar represents the 59.19% total return for Class B. The third bar represents the 59.19% total return for Class C. The fourth bar represents the 68.03% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.3%   Dell, Inc.
 3.9%   Western Digital Corp.
 3.8%   Mercury Interactive Corp.
 3.7%   Applied Materials, Inc.
 3.4%   Cypress Semiconductor Corp.
 3.3%   Cisco Systems, Inc.
 3.2%   KLA-Tencor Corp.
 3.2%   Microsoft Corp.
 3.1%   Taiwan Semiconductor Manufacturing Co. Ltd.
 2.8%   EMC Corp.

As a percentage of net assets on October 31, 2003.



MANAGERS'
REPORT

John Hancock
Technology Fund

BY BARRY J. GORDON, MARC H. KLEE, AND ALAN LOEWENSTEIN, CFA,
PORTFOLIO MANAGERS

Technology stocks staged a remarkable turnaround during the 12-month period ending October 31, 2003, posting returns significantly above that of the broad market by any measure. For example, the Nasdaq Composite Index, a closely watched broad indicator with a heavy exposure to tech stocks, gained 46.05% for the year. By comparison, less tech-laden indexes -- the Dow Jones Industrial and the Standard & Poor's 500 -- rose 19.48% and 20.79%, respectively.

How should technology investors interpret this recent tech stock run-up? In our view, the best way to put it into perspective is to think of the stock market as a discounting mechanism. By that we mean that the stock market tends to anticipate -- or discount -- economic developments before they actually occur. The unprecedented sell-off in technology stocks that began in March 2000 and extended through October 2002 was, in our view, the market correctly discounting the coming economic weakness that would plague both the U.S and the world. To be sure, there were plenty of unforeseen events contributing to the market's malaise, including the terrorist attacks on the U.S., growing tensions in the Middle East, the disputed U.S. 2000 presidential election and the war with Iraq. But the health of the economy remained the fundamental factor driving stock prices lower.

"Technology stocks
 staged a remarkable
 turnaround..."

Within the context of the market as a discount mechanism, the tech stock group's recent year-long rise can readily be explained. After reaching their bottom just before the beginning of the Fund's fiscal year, tech stocks began to climb in October 2002, responding to a growing sentiment that the economy was poised to take a turn for the better. As more and more data supported that conclusion, tech stocks continued to pick up steam. Further boosting investors' optimism was recognition that Corporate America had done a good job of adjusting its cost structures -- through outsourcing, layoffs, facility closures, debt reduction, capital spending cuts and other measures -- in response to the weak economic conditions. That lower cost structure, in turn, positioned companies of all types -- but particularly cyclical groups like technology -- to benefit from increased revenues and better profitability with incremental improvements in the economy.

[Photos of Barry Gordon, Marc Klee and Alan Loewenstein flush right next to first paragraph.]

FUND PERFORMANCE

For the 12-month period ended October 31, 2003, John Hancock Technology Fund's Class A, Class B, Class C and Class I shares posted total returns of 60.42%, 59.19%, 59.19% and 68.03%, respectively, at net asset value. Those returns outpaced the 52.37% return of the average science and technology fund, according to Lipper, Inc. 1 and the 46.08% return of the Russell 3000 Technology Index. Keep in mind that your net asset value will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

FOCUS ON LARGE- AND SMALL-CAP NAMES

We believe the Fund's outperformance relative to our peers stemmed primarily from security selection, coupled with our decision to favor a mix of both large- and small-capitalization companies spread across a broad array of technology segments. Our decision to "barbell" the portfolio with weightings in the smaller and larger companies in the group stemmed from our belief that pricing pressures and a move toward "one-stop shopping" would favor large-cap companies and that investors would seek value among beaten-down small-cap companies with strong technologies and good balance sheets.

"We believe the Fund's
 outperformance relative
 to our peers stemmed
 primarily from
 security selection..."

Among our top performers in the small-cap group was disk drive manufacturer Western Digital, which posted revenue, margins and earnings that exceeded estimates. Cypress Semiconductor, which manufactures various semiconductors primarily for the communications and personal computer sectors, also posted very strong gains due in large measure to increased shipments of its products, resulting in better earnings. Application software leader Citrix Systems rose in response to growing net income, fueled by a pick-up in demand from large companies. The stock price of Amkor Technology, a provider of chip packaging and testing services, more than quadrupled, in part due to accelerating demand for its products.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Electronics--semiconductor components 27%, the second is Computer--software 21%, the third Computer--memory devices 8%, the fourth Computer--micro/macro 8% and the fifth Computer--Internet services 6%.]

In the large-cap arena, our strongest performers included Amazon.com and EMC. Internet retailer Amazon was lifted by news that sales grew significantly during the year. EMC became one of the tech group's biggest comeback stories by chopping expenses, turning a profit and doing a good job of responding to a changing environment.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-03." The chart is divided into two sections (from top to left): Common stocks 97%, and Short-term investments & other 3%.]

Even in a period as strong as the last year, there are bound to be disappointments. In our case, two of the Fund's most notable laggards were Network Associates and Borland Software. Network Associates, known for its McAfee anti-virus and computer security products, was plagued by concerns over an ongoing U.S. Securities and Exchange Commission investigation and by disappointing earnings. Borland also stumbled in response to heightened competition from emerging players in the industry and the difficulty of integrating two acquisitions.

OUTLOOK

We believe that the first stage of the technology bull market -- in which the group rose in anticipation of better economic activity -- has already or will shortly come to an end. It's unlikely that the old adage "a rising tide lifts all boats" will apply to tech stocks over the next 12 months. Instead, we believe that tech stocks will enter a new phase, a "prove it" period in which companies must demonstrate that expected profitability is achievable. We believe the companies we focus on generally have a great deal of leverage left. They're lean and mean and well-positioned to benefit from any further improvement in the economy. But with many tech stocks already up 100% or more during the past year, the group's gains are likely to be relatively more muted in the coming year. In our view, despite increased stock prices, tech companies still aren't getting full credit for the operating and financial gains they've made over the past year, and the fact that their inventories are very low may result in positive surprises down the road. We also believe that the market will eventually begin to move up to quality, and, to a certain extent, capitalization spectrums, and begin differentiating among those just with the potential and those with demonstrated growth.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Vitesse Semiconductor followed by an up arrow with the phrase "Improved outlook boosts stock price." The second listing is Amkor followed by an up arrow with the phrase "Surge in semiconductor chip orders hikes demand for packaging." The third listing is Network Associates followed by a down arrow with the phrase "SEC investigation of accounting practices."]

"...with many tech stocks
 already up 100% or more
 during the past year, the
 group's gains are likely to
 be relatively more muted
 in the coming year."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
October 31, 2003
                     Class A      Class B      Class C       Class I 1
Inception date       1-13-83       1-3-94       3-1-99        3-1-01

Average annual returns with maximum sales charge (POP)
One year               52.17%       54.19%       56.79%       68.03%
Five years             -3.68%       -3.73%          --           --
Ten years               6.18%          --           --           --
Since inception           --         6.08%      -10.83%      -17.94%

Cumulative total returns with maximum sales charge (POP)
One year               52.17%       54.19%       56.79%       68.03%
Five years            -17.08%      -17.29%          --           --
Ten years              82.07%          --           --           --
Since inception           --        78.52%      -41.43%      -41.01%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the Notes to Financial Statements for details.

1 For certain types of investors as described in the Fund's Class I share prospectus.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Russell 3000 Technology Index and is equal to $32,438 as of October 31, 2003. The second line represents Standard & Poor's 500 Index and is equal to $26,968 as of October 31, 2003. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Technology Fund, before sales charge, and is equal to $19,162 as of October 31, 2003. The third line represents the value of the same hypothetical investment made in the John Hancock Technology Fund, after sales charge, and is equal to $18,207 as of October 31, 2003.

           Cum Value of $10K   Cum Value of $10K    S&P 500       Russell 3000
                    (No Load)            (w/Load)     Index   Technology Index

10/31/1993           $10,000              $9,500    $10,000            $10,000
4/30/1994             10,349               9,833      9,768             10,340
10/31/1994            11,483              10,910     10,387             11,884
4/30/1995             13,149              12,494     11,474             14,287
10/31/1995            16,984              16,138     13,133             17,667
4/30/1996             17,933              17,039     14,941             18,985
10/31/1996            17,322              16,458     16,297             19,999
4/30/1997             17,631              16,752     18,696             22,808
10/31/1997            21,116              20,063     21,531             27,691
4/30/1998             24,041              22,843     26,373             33,004
10/31/1998            21,951              20,857     26,266             34,522
4/30/1999             37,327              35,466     32,129             48,620
10/31/1999            46,775              44,444     33,008             58,671
4/30/2000             72,572              68,954     35,383             86,310
10/31/2000            58,643              55,720     35,018             73,713
4/30/2001             34,642              32,915     30,793             43,088
10/31/2001            20,904              19,862     26,297             31,999
4/30/2002             19,760              18,775     26,905             29,758
10/31/2002            11,945              11,350     22,325             22,158
4/30/2003             13,638              12,958     23,324             24,212
10/31/2003            19,162              18,207     26,968             32,438

                               Class B 1    Class C 1    Class I 2
Period beginning                1-3-94       3-1-99       3-1-01
Without sales charge           $17,852       $5,916       $5,899
With maximum sales charge      $17,852       $5,857       $5,899
Index 1                        $26,955       $9,083       $8,831
Index 2                        $31,082       $7,229       $7,559

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Russell 3000 Technology Index -- Index 2 -- is an unmanaged index of technology sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2003

This schedule is divided into four main categories: common stocks, preferred stocks, bonds and short-term investments. The stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                              VALUE
COMMON STOCKS 97.03%                                                                                     $520,614,725
(Cost $496,336,049)

Business Services -- Misc. 0.35%                                                                            1,881,683
  200,179   BearingPoint, Inc.*                                                                             1,881,683

Computer -- Internet Security 1.29%                                                                         6,943,409
  498,450   Network Associates, Inc.*                                                                       6,943,409

Computer -- Internet Services 5.73%                                                                        30,760,430
  170,700   Amazon.com, Inc.* # +                                                                           9,289,494
  600,200   Ariba, Inc.* +                                                                                  1,950,650
  449,800   DoubleClick, Inc.*                                                                              3,746,834
  181,200   eBay, Inc.* +                                                                                  10,136,328
   14,369   First Internet Bank of Indiana (r)                                                                689,712
  318,650   Lionbridge Technologies, Inc.* +                                                                2,877,409
  341,850   Pinnacor, Inc.*                                                                                   806,766
  535,270   ScreamingMedia, Inc.*                                                                           1,263,237

Computer -- Memory Devices 8.47%                                                                           45,461,451
  653,250   Brocade Communications Systems, Inc.* +                                                         4,278,787
1,099,600   EMC Corp.*                                                                                     15,218,464
  225,000   Seagate Technology (Cayman Islands) +                                                           5,170,500
1,546,000   Western Digital Corp.* # +                                                                     20,793,700

Computer -- Micro/Macro 7.54%                                                                              40,470,865
  644,700   Cray, Inc.* +                                                                                   8,393,994
  639,200   Dell, Inc.*                                                                                    23,087,904
  402,912   Hewlett-Packard Co. #                                                                           8,988,967

Computer -- Networking 5.13%                                                                               27,527,273
  850,550   Cisco Systems, Inc.*                                                                           17,844,539
  697,100   Enterasys Networks, Inc.*                                                                       2,718,690
  299,400   Foundry Networks, Inc.*                                                                         6,964,044

Computer -- Services 2.94%                                                                                 15,791,059
  104,199   Affiliated Computer Services, Inc. (Class A) * +                                                5,098,457
    3,278   Gomez, Inc.* (r)                                                                                   10,490
  695,450   Unisys Corp.*                                                                                  10,682,112

Computer -- Software 21.05%                                                                               112,938,420
1,194,950   Atari, Inc.*+                                                                                   4,612,507
  348,500   Autodesk, Inc.                                                                                  6,708,625
  900,000   BEA Systems, Inc.* +                                                                           12,510,000
  375,350   Borland Software Corp.*                                                                         3,333,108
  303,700   Cadence Design Systems, Inc.*                                                                   4,673,943
  575,150   Citrix Systems, Inc.*                                                                          14,539,792
  100,000   Commercialware, Inc. (r)                                                                           50,000
  302,750   Computer Associates International, Inc.                                                         7,120,680
  442,450   Mercury Interactive Corp.* +                                                                   20,547,378
  650,000   Microsoft Corp.                                                                                16,997,500
  423,200   Oracle Corp.*                                                                                   5,061,472
  700,000   SeeBeyond Technology Corp.*                                                                     2,429,000
  739,500   Siebel Systems, Inc.*                                                                           9,310,305
    6,304   SuSE Linux AG (Germany) (r)                                                                        24,110
2,000,000   Vignette Corp.*                                                                                 5,020,000

Electronics -- Misc. Components 3.73%                                                                      20,020,358
1,000,000   Flextronics International Ltd. (Singapore) * +                                                 14,000,000
  570,650   Sanmina-SCI Corp.*                                                                              6,020,358

Electronics -- Semiconductor Components 26.98%                                                            144,735,659
2,121,300   Agere Systems, Inc. (Class A)* +                                                                7,382,124
  735,300   Amkor Technology, Inc.* +                                                                      13,860,405
  850,000   Applied Materials, Inc.*                                                                       19,864,500
  500,000   ASML Holding N.V. (Netherlands) * +                                                             8,775,000
  850,150   Cypress Semiconductor Corp.* +                                                                 18,244,219
  250,100   Intel Corp.                                                                                     8,265,805
  300,000   KLA-Tencor Corp.* +                                                                            17,199,000
  220,000   MEMC Electronic Materials, Inc.*                                                                2,464,000
  800,000   Micron Technology, Inc.+                                                                       11,472,000
  300,600   MKS Instruments, Inc.* +                                                                        7,815,600
  749,600   Skyworks Solutions, Inc.+                                                                       6,431,568
1,480,862   Taiwan Semiconductor Manufacturing Co. Ltd.,
            American Depositary Receipt (ADR) (Taiwan) * +                                                 16,378,334
  935,100   Vitesse Semiconductor Corp.*                                                                    6,583,104

Fiber Optics 3.03%                                                                                         16,228,163
  963,024   Aeroflex, Inc.*                                                                                 8,936,863
1,342,000   Finisar Corp.* +                                                                                4,160,200
  882,000   JDS Uniphase Corp.*                                                                             3,131,100

Media -- Cable TV 1.43%                                                                                     7,643,379
  499,894   Time Warner, Inc.*                                                                              7,643,379

Medical -- Devices 0.01%                                                                                       49,180
  491,800   SerOptix* (r)                                                                                      49,180

Telecom -- Cellular 1.28%                                                                                   6,887,500
  950,000   AT&T Wireless Services, Inc.*                                                                   6,887,500

Telecom -- Equipment 5.43%                                                                                 29,138,400
  400,000   Corning, Inc.* +                                                                                4,392,000
  120,000   Globecomm Systems Inc.*                                                                           500,400
  160,000   Newpoint Technologies, Inc.* (r)                                                                   40,000
  800,000   Nokia Corp. (ADR) (Finland) +                                                                  13,592,000
1,100,000   Nortel Networks Corp. (Canada) *                                                                4,895,000
  120,400   QUALCOMM, Inc.* +                                                                               5,719,000

Telecom -- Services 2.64%                                                                                  14,137,496
  315,600   Crown Castle International Corp.*                                                               3,995,496
1,100,000   Primus Telecommunications Group, Inc. * +                                                      10,142,000


SHARES      ISSUER, DESCRIPTION                                                                                 VALUE
PREFERRED STOCKS 0.46%                                                                                     $2,470,186
(Cost $7,155,178)

Broker Services 0.37%                                                                                       1,997,600
  100,000   Goldman Sachs Group, Inc. (The), 9.30%, Ser HPQ, Conv                                           1,997,600

Electronics 0.03%                                                                                             152,586
  431,035   Silicon Genesis Corp., Ser C, Conv* (r)                                                           152,586

Medical -- Devices 0.06%                                                                                      300,000
  500,000   SerOptix, Ser A* (r)                                                                              150,000
  500,000   SerOptix, Ser B, Conv* (r)                                                                        150,000

Telecom -- Services 0.00%                                                                                      20,000
  100,000   Convergent Networks, Inc., Ser D, Conv* (r)                                                        20,000

                                                        INTEREST       CREDIT            PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                          RATE       RATING**      (000s OMITTED)             VALUE
BONDS 0.03%                                                                                                  $181,084
(Cost $474,320)

Computer -- Services 0.01%                                                                                     56,084
Gomez, Inc,
Sr Sec Note 11-08-06 (r)10.00%                             10.00%          CC                  $56             56,084

Transportation -- Air Freight 0.02%                                                                           125,000
Piedmont Aviation, Inc.,
Equip Tr Cert 1988 Ser F 03-28-0910.35                     10.35           Ca                  500            125,000

                                                                       INTEREST          PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                         RATE      (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 33.39%                                                                            $179,116,998
(Cost $179,116,998)

Joint Repurchase Agreement 1.69%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 10-31-03, due
11-03-03 (Secured by U.S. Treasury Inflation Indexed
Bond, 3.625% due 04-15-28 and U.S. Treasury Inflation
Indexed Note, 1.875% due 07-15-13)                                        1.02%             $9,029          9,029,000

                                                                                            SHARES
Cash Equivalents 31.70%
AIM Cash Investment Trust***                                                           170,087,998        170,087,998

TOTAL INVESTMENTS 130.91%                                                                                $702,382,993

OTHER ASSETS AND LIABILITIES, NET (30.91%)                                                              ($165,852,358)

TOTAL NET ASSETS 100.00%                                                                                 $536,530,635

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

*** Represents investment of security lending collateral.

  + All or a portion of this security is on loan on October 31, 2003.

  # All or a portion of this security is pledged as collateral for written call options.

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's by-laws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                     VALUE AS A
                                                                     PERCENTAGE              VALUE
                                     ACQUISITION    ACQUISITION       OF FUND'S              AS OF
  ISSUER, DESCRIPTION                       DATE           COST      NET ASSETS   OCTOBER 31, 2003
--------------------------------------------------------------------------------------------------
Commercialware, Inc. --
  common stock                          08-06-99     $1,000,000           0.01%            $50,000
Convergent Networks, Inc. --
  preferred stock                       09-22-00      1,635,000           0.00              20,000
First Internet Bank of Indiana --
  common stock                          02-07-00        999,939           0.13             689,712
Gomez, Inc. --
  bond                                  07-23-01         56,084           0.01              56,084
  common stock                          09-10-02      2,177,612           0.00              10,490
Newpoint Technologies, Inc. --
  common stock                          03-24-98        480,000           0.01              40,000
SerOptix --
  common stock                          01-12-98             50           0.01              49,180
  preferred stock, Ser A                01-12-98        500,000           0.03             150,000
  preferred stock, Ser B                04-05-00        666,667           0.03             150,000
Silicon Genesis Corp. --
  preferred stock                       09-05-00      3,000,004           0.03             152,586
SuSE Linux AG --
  common stock                          07-06-00      1,238,724           0.00              24,110

Total                                                                     0.26%         $1,392,162


Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements



PORTFOLIO
CONCENTRATION

October 31, 2003
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
countries.

                                     VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                      OF NET ASSETS
----------------------------------------------------------
Canada                                                0.91%
Cayman Islands                                        0.96
Finland                                               2.53
Netherlands                                           1.64
Singapore                                             2.61
Taiwan                                                3.05
United States                                       119.21

Total Investments                                   130.91%

See notes to
financial statements



ASSETS AND
LIABILITIES

October 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $683,082,545) including
  $164,348,268 of securities loaned                              $702,382,993
Cash                                                                6,562,909
Receivable for investments sold                                     1,968,968
Receivable for shares sold                                            153,255
Dividends and interest receivable                                     117,025
Other assets                                                          116,068

Total assets                                                      711,301,218

LIABILITIES
Payable for investments purchased                                   2,907,060
Payable for shares repurchased                                        637,606
Payable for written options (premiums received $563,793)              172,700
Payable for securities on loan                                    170,087,998
Payable to affiliates
  Management fee                                                      251,951
  Distribution and service fee                                         25,021
  Other                                                               386,792
Other payables and accrued expenses                                   301,455

Total liabilities                                                 174,770,583

NET ASSETS
Capital paid-in                                                 1,692,840,144
Accumulated net realized loss on investments, foreign
  currency transactions and written options                    (1,175,934,511)
Net unrealized appreciation of investments
  and written options                                              19,691,541
Accumulated net investment loss                                       (66,539)

Net assets                                                       $536,530,635

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($283,838,313 [DIV] 73,775,314 shares)                          $3.85
Class B ($226,172,343 [DIV] 63,675,696 shares)                          $3.55
Class C ($26,509,447 [DIV] 7,460,592 shares)                            $3.55
Class I ($10,532 [DIV] 2,571 shares)                                    $4.10

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($3.85 [DIV] 95%)                                             $4.05
Class C ($3.55 [DIV] 99%)                                               $3.59

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.



OPERATIONS

For the year ended
October 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $63,742)              $665,409
Securities lending                                                    381,439
Interest                                                              201,994

Total investment income                                             1,248,842

EXPENSES
Investment management fee                                           3,303,209
Class A distribution and service fee                                  649,082
Class B distribution and service fee                                1,868,200
Class C distribution and service fee                                  205,728
Class A, B and C transfer agent fee                                 5,159,061
Class I transfer agent fee                                              2,682
Accounting and legal services fee                                     153,968
Custodian fee                                                          83,235
Printing                                                               80,616
Auditing fee                                                           40,850
Miscellaneous                                                          27,944
Trustees' fee                                                          22,508
Legal fee                                                               6,200
Registration and filing fee                                             4,052
Interest                                                                  676

Total expenses                                                     11,608,011
Less expense reductions                                               (29,381)

Net expenses                                                       11,578,630

Net investment loss                                               (10,329,788)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                      (192,089,111)
Foreign currency transactions                                              52
Written options                                                     3,190,245
Change in net unrealized appreciation (depreciation) of
Investments                                                       402,441,678
Written options                                                       740,564

Net realized and unrealized gain                                  214,283,428

Increase in net assets from operations                           $203,953,640

See notes to
financial statements

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                       YEAR            YEAR
                                                      ENDED           ENDED
                                                   10-31-02 1      10-31-03

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                            ($12,576,619)   ($10,329,788)
Net realized loss                              (410,969,308)   (188,898,814)
Change in net unrealized
  appreciation (depreciation)                   129,872,118     403,182,242
Increase (decrease) in net assets
  resulting from operations                    (293,673,809)    203,953,640
From Fund share transactions                   (103,740,315)    (24,190,859)

NET ASSETS
Beginning of period                             754,181,978     356,767,854

End of period 2                                $356,767,854    $536,530,635

1 Audited by previous auditor.

2 Includes accumulated net investment loss of $59,161 and $66,539, respectively.

See notes to
financial statements

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

FINANCIAL HIGHLIGHTS


PERIOD ENDED                                10-31-99 1,2    10-31-00 2   10-31-01 2   10-31-02 2   10-31-03

PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $4.74          $10.03       $12.02        $4.20        $2.40
Net investment loss 3                          (0.06)          (0.10)       (0.07)       (0.06)       (0.06)
Net realized and unrealized
  gain (loss) on investments                    5.39            5.12        (7.53)       (1.74)        1.51
Total from
  investment operations                         5.33            5.02        (7.60)       (1.80)        1.45
Less distributions
From net realized gain                         (0.04)          (3.03)       (0.22)          --           --
Net asset value,
  end of period                               $10.03          $12.02        $4.20        $2.40        $3.85
Total return 4 (%)                            113.09           25.37       (64.35)      (42.86)       60.42 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $523            $971         $343         $175         $284
Ratio of expenses
  to average net assets (%)                     1.35            1.28         1.52         1.98         2.38
Ratio of adjusted expenses
  to average net assets 6 (%)                     --              --           --           --         2.39
Ratio of net investment loss
  to average net assets (%)                    (0.78)          (0.69)       (0.97)       (1.63)       (2.09)
Portfolio turnover (%)                            61              41           47           28           42

See notes to
financial statements


FINANCIAL
HIGHLIGHTS

CLASS B SHARES


PERIOD ENDED                                10-31-99 1,2    10-31-00 2   10-31-01 2   10-31-02 2   10-31-03

PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $4.55           $9.55       $11.34        $3.93        $2.23
Net investment loss 3                          (0.11)          (0.19)       (0.11)       (0.08)       (0.08)
Net realized and unrealized
  gain (loss) on investments                    5.15            5.01        (7.08)       (1.62)        1.40
Total from
  investment operations                         5.04            4.82        (7.19)       (1.70)        1.32
Less distributions
From net realized gain                         (0.04)          (3.03)       (0.22)          --           --
Net asset value,
  end of period                                $9.55          $11.34        $3.93        $2.23        $3.55
Total return 4 (%)                            111.70           24.49       (64.60)      (43.26)       59.19 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $553          $1,291         $372         $162         $226
Ratio of expenses
  to average net assets (%)                     2.05            1.98         2.19         2.66         3.09
Ratio of adjusted expenses
  to average net assets 6 (%)                     --              --           --           --         3.10
Ratio of net investment loss
  to average net assets (%)                    (1.47)          (1.39)       (1.63)       (2.30)       (2.79)
Portfolio turnover (%)                            61              41           47           28           42

See notes to
financial statements


FINANCIAL
HIGHLIGHTS

CLASS C SHARES



PERIOD ENDED                                10-31-99 1,2,7  10-31-00 2   10-31-01 2   10-31-02 2   10-31-03

PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $7.71           $9.55       $11.34        $3.93        $2.23
Net investment loss 3                          (0.09)          (0.19)       (0.11)       (0.08)       (0.08)
Net realized and unrealized
  gain (loss) on investments                    1.93            5.01        (7.08)       (1.62)        1.40
Total from
  investment operations                         1.84            4.82        (7.19)       (1.70)        1.32
Less distributions
From net realized gain                            --           (3.03)       (0.22)          --           --
Net asset value,
  end of period                                $9.55          $11.34        $3.93        $2.23        $3.55
Total return 4 (%)                             48.62 8         24.49       (64.60)      (43.26)       59.19 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $14            $101          $36          $17          $27
Ratio of expenses
  to average net assets (%)                     2.16 9          1.99         2.22         2.68         3.08
Ratio of adjusted expenses
  to average net assets 6 (%)                     --              --           --           --         3.09
Ratio of net investment loss
  to average net assets (%)                    (1.57) 9        (1.40)       (1.67)       (2.32)       (2.79)
Portfolio turnover (%)                            61              41           47           28           42

See notes to
financial statements


FINANCIAL
HIGHLIGHTS

CLASS I SHARES


PERIOD ENDED                                10-31-01 2,7    10-31-02 2   10-31-03

PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $6.95           $4.23        $2.44
Net investment loss 3                          (0.02)          (0.02)       (0.02)
Net realized and unrealized
  gain (loss) on investments                   (2.70)          (1.77)        1.68
Total from
  investment operations                        (2.72)          (1.79)        1.66
Net asset value,
  end of period                                $4.23           $2.44        $4.10
Total return 4 (%)                            (39.14) 8       (42.32)       68.03 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                   $3              $2           -- 10
Ratio of expenses
  to average net assets (%)                     0.87 9          0.90         0.94
Ratio of adjusted expenses
  to average net assets 6 (%)                     --              --         0.95
Ratio of net investment loss
  to average net assets (%)                    (0.50) 9        (0.54)       (0.65)
Portfolio turnover (%)                            47              28           42

 1 Per share amounts have been restated to reflect the 6-for-1 stock split effective 8-11-00.

 2 Audited by previous auditor.

 3 Based on the average of the shares outstanding.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total return would have been lower had certain expenses not been reduced during the period shown.

 6 Does not take into consideration expense reductions during the period shown.

 7 Class C and Class I shares began operations on 3-1-99 and 3-1-01, respectively.

 8 Not annualized.

 9 Annualized.

10 Less than $500,000.

See notes to
financial statements

NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Technology Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2003.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "no tional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.


Written options for the year ended October 31, 2003 were as follows:

                                   NUMBER OF CONTRACTS   PREMIUMS RECEIVED
--------------------------------------------------------------------------
Outstanding, beginning of period                 6,010            $676,429
Options written                                 27,070           3,399,901
Option closed                                   (2,854)           (530,216)
Options expired                                (25,316)         (2,982,321)

Outstanding, end of period                       4,910            $563,793


Summary of written options outstanding on October 31, 2003:

NAME OF              NUMBER OF    EXERCISE          EXPIRATION
ISSUER               CONTRACTS       PRICE                DATE       VALUE
--------------------------------------------------------------------------
CALLS
Amazon.com, Inc.           200       $60.0   November 24, 2003      $8,000
Amazon.com, Inc.           200        65.0   November 24, 2003       2,000
Hewlett-Packard Co.        500        22.5   November 24, 2003      32,500
Western Digital Corp.       10        15.0   November 24, 2003         200

Total                      910                                     $42,700

PUTS
BEA Systems, Inc.        1,000       $12.5   December 22, 2003     $40,000
Hewlett-Packard Co.      1,000        20.0   November 24, 2003      15,000
Seagate Technology       1,000        20.0   December 22, 2003      70,000
Siebel Systems, Inc.     1,000        10.0   November 24, 2003       5,000

Total                    4,000                                    $130,000


Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2003, the Fund loaned securities having a market value of $164,348,268 collateralized by cash in the amount of $170,087,998. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,175,722,805 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 -- $575,084,448, October 31, 2010 --
$411,487,210 and October 31, 2011 -- $189,151,147.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2003, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value; (b) 0.75% of the next $700,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $800,000,000. The Adviser has subadvisory agreement with American Fund Advisors, Inc. The Fund is not responsible for the payment of the subadvisory fees.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commission offsets applied during the period. Accord ingly, the expense reductions related to custody fee offsets amounted to $29,381, or 0.01% of the Fund's average net asset value, for the year ended October 31, 2003.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accord ingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtail ment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $360,172 with regard to sales of Class A shares. Of this amount, $40,397 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $255,592 was paid as sales commissions to unrelated broker-dealers and $64,183 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $39,307 with regard to sales of Class C shares. Of this amount, $36,759 was paid as sales commissions to unrelated broker-dealers and $2,548 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2003, CDSCs received by JH Funds amounted to $472,803 for Class B shares and $3,475 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. Effective January 1, 2003, for Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of- pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Until January 1, 2003, for Class A, Class B and Class C shares, the Fund paid a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses. Effective June 1, 2003, for Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Until June 1, 2003, for Class I shares, the Fund paid a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value plus certain out-of-pocket expenses attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.04% of the average net asset value of the Fund.

The Advisor and other subsidiaries of JHLICo owned 2,571 Class I shares of beneficial interest of the Fund on October 31, 2003.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                 YEAR ENDED 10-31-02           YEAR ENDED 10-31-03
                              SHARES          AMOUNT          SHARES          AMOUNT
CLASS A SHARES
Sold                      30,211,068    $117,069,069      29,308,098     $89,755,968
Repurchased              (38,715,518)   (146,581,647)    (28,685,507)    (85,572,077)
Net increase (decrease)   (8,504,450)   ($29,512,578)        622,591      $4,183,891

CLASS B SHARES
Sold                      10,950,312     $42,369,027      10,305,801     $28,976,396
Repurchased              (32,749,716)   (113,495,806)    (19,322,163)    (52,766,597)
Net decrease             (21,799,404)   ($71,126,779)     (9,016,362)   ($23,790,201)

CLASS C SHARES
Sold                       1,798,355      $6,746,937       1,904,135      $5,424,389
Repurchased               (3,277,186)    (11,378,844)     (2,181,218)     (5,920,759)
Net decrease              (1,478,831)    ($4,631,907)       (277,083)      ($496,370)

CLASS I SHARES
Sold                       1,119,248      $4,338,792       1,483,798      $4,572,705
Repurchased                 (780,365)     (2,807,843)     (2,481,836)     (8,660,884)
Net increase (decrease)      338,883      $1,530,949        (998,038)    ($4,088,179)

NET DECREASE             (31,443,802)  ($103,740,315)     (9,668,892)   ($24,190,859)

1 Audited by previous auditor.


NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2003, aggregated $172,878,802 and $204,280,729, respectively.

The cost of investments owned on October 31, 2003, including short-term investments, for federal income tax purposes was $683,294,086. Gross unrealized appreciation and depreciation of investments aggregated $165,370,727 and $146,281,820, respectively, resulting in net unrealized appreciation of $19,088,907. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Reclassification of accounts

During the year ended October 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $637, a decrease in accumulated net investment loss of $10,322,410 and a decrease in capital paid-in of $10,323,047. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for net operating loss and deferred compensation. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Change in independent auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended October 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Technology Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Technology Fund (the "Fund"), one of the portfolios constituting the John Hancock Series Trust, as of October 31, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2002, and the financial highlights for each of the years in the four-year period ended October 31, 2002, were audited by other auditors whose report dated December 11, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 5, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2003.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin, Born: 1940                                                                 1992                30
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments)
(since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc.
(until 1999), Carlin Insurance Agency, Inc. (until 1999); Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1994                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (since 2001), Adorno/
Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001), LaQuinta Motor Inns, Inc. (hotel management company)
(until 1998), Jefferson-Pilot Corporation (diversified life insurance company)
(since 1985), New Century Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000)
and Introgen (since 2000); Advisory Director, Q Investments (since 2000); Advisory
Director, Chase Bank (formerly Texas Commerce Bank -- Austin) (since 1988),
LIN Television (since 2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner,2 Born: 1938                                                              1991                30
Chairman and Trustee, Dunwoody Village, Inc. (retirement services);
Senior Vice President and Chief Financial Officer, UGI Corporation
(Public Utility Holding Company) (retired 1998); Vice President and
Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1991                30
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1991                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan,2 Born: 1930                                                                 1990                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                51
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Declaration
Management Research LLC, John Hancock Advisers, LLC (the "Adviser"),
The Berkeley Financial Group, LLC ("The Berkeley Group"), John Hancock
Funds, LLC ("John Hancock Funds") and Massachusetts Business Development
Corporation; Director, John Hancock Insurance Agency, Inc. ("Insurance
Agency, Inc.") (until 1999).

Maureen Ford Goldfarb, Born: 1955                                                           2000                51
Trustee, Chairman and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Investment
Company Institute Board of Governors (since 2002); Senior Vice President,
MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

Barry J. Gordon, Born: 1945                                                                                     1983
President
President and Chairman of the Board of American Fund Advisors, Inc.; Director and
President of the Company and its predecessors (until 1993); Vice President of F.G.S.K., Inc.
(Hotel) (since 1996); Chairman of the Board and Chief Executive Officer (since 1990) of
Baseball Entrepreneurs, Inc.; Chairman of the Board and Chief Executive Officer of Minor
League Sports Enterprises, Inc. (baseball club ownership) (since 1992); President and
Director of First Venture Capital Fund of Florida, LLC (venture capital investments) (since
1998); Director of Hain Food Group (food products) (from 1993 until 1998); Director of
Sports Heroes, Inc. (sports memorabilia) (from 1989 until 1996); Director of Winfield
Capital Corp. (SBIC) (since 1995); Chairman of Board of ACOL Acquisition Corp. (baseball club ownership) (since 1994); Director of Millennium Sports Management, Inc. (sports management)
(since 1996); Director of Robocom Systems, Inc. (automated systems) (since 1997).

William H. King, Born: 1952                                                                                     1991
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS
------------------------------------------------------------------------
Equity                                  Balanced Fund
                                        Classic Value Fund
                                        Core Equity Fund
                                        Focused Equity Fund
                                        Growth Trends Fund
                                        International Fund
                                        Large Cap Equity Fund
                                        Large Cap Growth Fund
                                        Large Cap Select Fund
                                        Mid Cap Growth Fund
                                        Multi Cap Growth Fund
                                        Small Cap Equity Fund
                                        Small Cap Growth Fund
                                        Sovereign Investors Fund
                                        U.S. Global Leaders Growth Fund
------------------------------------------------------------------------
Sector                                  Biotechnology Fund
                                        Financial Industries Fund
                                        Health Sciences Fund
                                        Real Estate Fund
                                        Regional Bank Fund
                                        Technology Fund
------------------------------------------------------------------------
Income                                  Bond Fund
                                        Government Income Fund
                                        High Income Fund
                                        High Yield Bond Fund
                                        Investment Grade Bond Fund
                                        Strategic Income Fund
------------------------------------------------------------------------
Tax-Free Income                         California Tax-Free Income Fund
                                        High Yield Municipal Bond Fund
                                        Massachusetts Tax-Free Income Fund
                                        New York Tax-Free Income Fund
                                        Tax-Free Bond Fund
------------------------------------------------------------------------
Money Market                            Money Market Fund
                                        U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



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FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

American Fund Advisors, Inc.
1415 Kellum Place
Garden City, New York 11530

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


HOW TO
CONTACT US

On the Internet               www.jhfunds.com

By regular mail               John Hancock Signature Services, Inc.
                              1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000

By express mail               John Hancock Signature Services, Inc.
                              Attn: Mutual Fund Image Operations
                              529 Main Street
                              Charlestown, MA 02129

Customer service
representatives               1-800-225-5291

24-hour automated
information                   1-800-338-8080

TDD line                      1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                      1-800-225-5291

On the Fund's Web site        www.jhfunds.com/proxy

On the SEC's Web site         www.sec.gov



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Technology Fund.

8300A 10/03
      12/03

--------------------------------------------------------------------------------
                                  ANNUAL REPORT


                                  John Hancock
                               Mid Cap Equity Fund


                                October 31, 2003
--------------------------------------------------------------------------------

John Hancock Mid Cap Equity Fund

Schedule of Investments
October 31, 2003
-----------------------------

ISSUER                                                          SHARES        VALUE
------                                                          ------        -----
COMMON STOCKS
Aerospace (1.71%)
Alliant Techsystems, Inc.*                                         750   $   38,820
                                                                         ----------

Banks - United States (9.22%)
Banknorth Group, Inc.                                            1,000       31,320
Cullen/Frost Bankers, Inc.                                       1,100       42,636
Investors Financial Services Corp.                               1,400       49,462
National Commerce Financial Corp.                                1,800       49,446
Texas Regional Bancshares, Inc. (Class A)                        1,000       36,250
                                                                         ----------
                                                                            209,114
                                                                         ----------

Building (6.33%)
Chicago Bridge & Iron Co. NV (NY Reg Shares) (Netherland)        1,500       40,875
Lennar Corp.                                                       600       55,110
Pulte Homes, Inc.                                                  550       47,580
                                                                         ----------
                                                                            143,565
                                                                         ----------

Business Services - Misc (1.80%)
Corporate Executive Board Co. (The)*                               800       40,808
                                                                         ----------

Chemicals (1.93%)
Minerals Technologies, Inc.                                        800       43,840
                                                                         ----------

Computers (9.14%)
Avocent Corp.*                                                     600       22,680
CACI International, Inc. (Class A)*                                900       44,577
Cognex Corp.                                                     1,450       38,933
Emulex Corp.*                                                    2,000       56,640
Manhattan Associates, Inc. *                                     1,600       44,544
                                                                         ----------
                                                                            207,374
                                                                         ----------

Consumer Products Misc. (2.22%)
Yankee Candle Co, Inc. (The)*                                    1,800       50,364
                                                                         ----------

Electronics (12.62%)
Gentex Corp.                                                     1,200       46,860
Harman International Industries, Inc.                              200       25,640
Intersil  Corp. (Class A)                                        1,800       46,422
Jabil Circuit, Inc.*                                             1,500       41,775
L-3 Communications Holdings, Inc.*                                 700       32,718
Microchip Technology, Inc.                                       1,300       42,523
QLogic Corp.*                                                      900       50,445
                                                                         ----------
                                                                            286,383
                                                                         ----------

Engineering / R&D Services (1.84%)
Jacobs Engineering Group, Inc.*                                    900       41,688
                                                                         ----------

Finance (1.94%)
IndyMac Bancorp., Inc.                                           1,500       44,100
                                                                         ----------

Food (1.69%)
American Italian Pasta Co. (Class A)*                            1,000       38,240
                                                                         ----------

Insurance (4.78%)
Ambac Financial Group, Inc.                                        510       36,077
Gallagher (Arthur J.) & Co.                                      1,300       37,947
Transatlantic Holdings, Inc.                                       450       34,515
                                                                         ----------
                                                                            108,539
                                                                         ----------


                       See notes to financial statements.

ISSUER                                                          SHARES        VALUE
------                                                          ------        -----
Leisure (3.68%)
International Game Technology                                    1,600   $   52,400
LeapFrog Enterprises, Inc.*                                        900       31,113
                                                                         ----------
                                                                             83,513
                                                                         ----------

Machinery (1.31%)
Finning Internatonal, Inc. (Canada)                              1,300       29,777
                                                                         ----------

Medical (16.35%)
Biomet, Inc.                                                     1,000       35,860
Caremark Rx, Inc.*                                               1,850       46,343
DENTSPLY International, Inc.                                       700       30,933
Invitrogen Corp.*                                                  600       38,154
Medicis Pharmaceutical Corp. (Class A)                             600       38,010
Pharmaceutical Product Development, Inc.*                        1,600       48,112
Quest Diagnostics, Inc.*                                           600       40,590
ResMed, Inc.*                                                    1,000       41,770
Taro Pharmaceutical Industries Ltd.* (Israel)                      800       51,400
                                                                         ----------
                                                                            371,172
                                                                         ----------

Oil & Gas (4.73%)
BJ Services Co.*                                                 1,100       36,091
Nabors Industries Ltd.* (Bermuda)                                1,000       37,800
National-Oilwell, Inc.*                                          1,750       33,372
                                                                         ----------
                                                                            107,263
                                                                         ----------

Retail (9.11%)
Cheesecake Factory, Inc. (The)*                                  1,200       47,928
Michaels Stores, Inc.                                            1,300       61,711
Performance Food Group Co.*                                      1,100       40,975
Tiffany & Co.                                                    1,180       55,991
                                                                         ----------
                                                                            206,605
                                                                         ----------

Transportation (5.51%)
C.H. Robinson Worldwide, Inc.                                      900       35,262
Expeditors International of Washington, Inc.                     1,400       52,556
Heartland Express, Inc.                                          1,500       37,260
                                                                         ----------
                                                                            125,078
                                                                         ----------

TOTAL COMMON STOCKS (95.91%)                                              2,176,243
                                                                         ----------
(Cost $1,943,506)

INVESTMENT COMPANIES
Finance (1.46%)
 iShares S&P MidCap 400 Index Fund                                 300       33,030
                                                                         ----------

TOTAL INVESTMENT COMPANIES (1.46%)
(Cost $30,250)                                                               33,030
                                                                         ----------


ISSUER                                         INTEREST       PAR VALUE
SHORT-TERM INVESTMENTS                           RATE       (000'S OMITTED)  VALUE

Joint Repurchase Agreement (2.82%)
Investment in a joint repurchase agreement
  transaction with Barclays Capital, Inc. -
  Dated 10-31-03, due 11-03-03 (Secured by
  U.S. Treasury Inflation Indexed Bond 3.625%
  due 04-15-28, U.S. Treasury Inflation
  Indexed Note 1.875% due 07-15-13)              1.020%           $ 64       64,000
                                                                         ----------

TOTAL SHORT-TERM INVESTMENTS (2.82%)
(Cost $64,000)                                                               64,000
                                                                         ----------

TOTAL INVESTMENTS (100.19%)                                              $2,273,273
                                                                         ----------

OTHER ASSETS AND LIABILITIES, NET (0.19%)                                $   (4,341)
                                                                         ----------

TOTAL NET ASSETS (100.00%)                                               $2,268,932
                                                                         ==========


                       See notes to financial statements.

John Hancock Mid Cap Equity Fund

Notes to Schedule of Investments

* Non-income producing security

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       See notes to financial statements.

John Hancock Mid Cap Equity Fund

----------------        --------------------------------------------------------------------------------------------------
ASSETS AND              ASSETS
LIABILITIES             --------------------------------------------------------------------------------------------------
----------------
October 31, 2003        Investments at value          (cost - $2,037,756)                                       $2,273,273
                        Cash                                                                                           932
                        Receivable for investments sold                                                             19,660
                        Receivable from affiliates                                                                   9,427
                        Dividends and interest receivable                                                              269
                        Total assets                                                                             2,303,561
                        --------------------------------------------------------------------------------------------------
                        LIABILITIES
                        --------------------------------------------------------------------------------------------------
                        Payable for investments purchased                                                           19,124
                        Payable to affiliates
                             Management fee                                                                          1,484
                             Distribution and service fee                                                               66
                             Other                                                                                      57
                        Other payables and accrued expenses                                                         13,898
                        Total liabilities                                                                           34,629
                        --------------------------------------------------------------------------------------------------
                        NET ASSETS
                        --------------------------------------------------------------------------------------------------
                        Capital paid-in                                                                          1,998,186
                        Accumulated net realized gain on investments and foreign currency transactions              35,229
                        Net unrealized appreciation of investments                                                 235,517
                        Net assets                                                                              $2,268,932
                        --------------------------------------------------------------------------------------------------
                        NET ASSET VALUE PER SHARE
                        --------------------------------------------------------------------------------------------------
                        Based on net asset values and shares outstanding
                        Class A                     (        $1,928,846 /    170,000   shares)                      $11.35
                        Class B                     (          $113,271 /    10,000    shares)                      $11.33
                        Class C                     (          $113,271 /    10,000    shares)                      $11.33
                        Class I                     (          $113,544 /    10,000    shares)                      $11.35
                        --------------------------------------------------------------------------------------------------
                        MAXIMUM OFFERING PRICE PER SHARE
                        --------------------------------------------------------------------------------------------------
                        Class A (1)                 (            $11.35  /     95%)                                 $11.95
                        Class C                     (            $11.33  /     99%)                                 $11.44

                        (1) On single retail sales of less than $50,000. On sales
                            of $50,000 or more and on group sales the offering price is reduced.


                       See notes to financial statements.

John Hancock Mid Cap Equity Fund

--------------------------------------------------------------------   --------------------
INVESTMENT INCOME                                                      OPERATIONS
--------------------------------------------------------------------   --------------------
Dividends (net of foreign withholding taxes of $15)           $2,450   For the period ended
Interest                                                         776   October 31, 2003 (1)
Total investment income                                        3,226

--------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------
Investment management fee                                      4,090
Class A distribution and service fee                           1,304
Class B distribution and service fee                             255
Class C distribution and service fee                             255
Transfer agent fee                                               263
Registration and filing fee                                   10,921
Auditing fee                                                  10,000
Printing                                                       3,063
Custodian fee                                                  1,584
Accounting and legal services fee                                153
Miscellaneous                                                     69
Total expenses                                                31,957
Less expense reductions                                      (25,541)
Net expenses                                                   6,416
Net investment loss                                           (3,190)

--------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------
Net realized gain on
  Investments                                                 36,643
  Foreign currency transactions                                  (38)
Change in net unrealized appreciation of investments         235,517

Net realized and unrealized gain                             272,122
Increase in net assets from operations                      $268,932

(1) Inception period from 8-4-03 through 10-31-03.


                       See notes to financial statements.

John Hancock Mid Cap Equity Fund

                                                                   PERIOD ENDED
                                                                    10-31-03(1)
----------   -------------------------------------------------------------------
CHANGES IN   INCREASE (DECREASE) IN NET ASSETS
NET ASSETS   -------------------------------------------------------------------
----------   From operations
             Net investment loss                                        ($3,190)
             Net realized gain                                           36,605
             Change in net unrealized appreciation                      235,517
             Increase in net assets resulting from operations           268,932

             From Fund share transactions                             2,000,000

             NET ASSETS
             Beginning of period                                             --
             End of period                                          $ 2,268,932


             (1) Inception period from 8-4-03 through 10-31-03.


                       See notes to financial statements.

John Hancock Mid Cap Equity Fund

Financial Highlights
CLASS A SHARES

PERIOD ENDED                                                        10-31-03(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Net investment loss (2)                                                (0.01)
Net realized and unrealized gain on investments                         1.36
Total from investment operations                                        1.35
Net asset value, end of period                                        $11.35
Total return (3,4) (%)                                                 13.50(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $2
Ratio of expenses to average net assets (%)                             1.20(6)
Ratio of adjusted expenses to average net assets  (7) (%)               6.20(6)
Ratio of net investment loss to average net assets (%)                 (0.57)(6)
Portfolio turnover (%)                                                    48


                       See notes to financial statements.

John Hancock Mid Cap Equity Fund

Financial Highlights
CLASS B SHARES

PERIOD ENDED                                                        10-31-03(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Net investment loss (2)                                                (0.03)
Net realized and unrealized gain on investments                         1.36
Total from investment operations                                        1.33
Net asset value, end of period                                        $11.33
Total return (3,4) (%)                                                 13.30(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   --(8)
Ratio of expenses to average net assets (%)                             1.90(6)
Ratio of adjusted expenses to average net assets (7) (%)                6.90(6)
Ratio of net investment loss to average net assets (%)                 (1.27)(6)
Portfolio turnover (%)                                                    48


                       See notes to financial statements.

John Hancock Mid Cap Equity Fund

Financial Highlights
CLASS C SHARES

PERIOD ENDED                                                        10-31-03(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Net investment loss (2)                                                (0.03)
Net realized and unrealized gain on investments                         1.36
Total from investment operations                                        1.33
Net asset value, end of period                                        $11.33
Total return (3,4) (%)                                                 13.30(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   --(8)
Ratio of expenses to average net assets (%)                             1.90(6)
Ratio of adjusted expenses to average net assets (7) (%)                6.90(6)
Ratio of net investment loss to average net assets (%)                 (1.27)(6)
Portfolio turnover (%)                                                    48


                       See notes to financial statements.

John Hancock Mid Cap Equity Fund

Financial Highlights
CLASS I SHARES

PERIOD ENDED                                                        10-31-03(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Net investment loss (2)                                                (0.01)
Net realized and unrealized gain on investments                         1.36
Total from investment operations                                        1.35
Net asset value, end of period                                        $11.35
Total return (3,4) (%)                                                 13.50(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   --(8)
Ratio of expenses to average net assets (%)                             0.90(6)
Ratio of adjusted expenses to average net assets (7) (%)                5.90(6)
Ratio of net investment loss to average net assets (%)                 (0.27)(6)
Portfolio turnover (%)                                                    48

(1) Class A, Class B, Class C and Class I shares began operations on 8-4-03.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total return would have been lower had certain expenses not been reduced during the period shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the period shown.
(8) Less than $500,000.


                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE A

Accounting policies

John Hancock Mid Cap Equity Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes.

Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and is not subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2003, the components of distributable earnings on a tax basis included $35,306 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Adviser has agreed to limit the Fund's total expenses, excluding the distribution and service fees and transfer agent fees, to 0.90% of the Fund's average daily net asset value, at least until August 4, 2004. Accordingly, the expense reductions, related to limitation of Fund's total expenses, amounted to $25,285 for the period ended October 31, 2003. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended October 31, 2003, JH Funds received no net up-front sales charges with regard to sales of Class A shares and Class C shares.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended October 31, 2003, JH Funds received no CDSCs with regard to Class B and Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class' average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. The Signature Services has agreed to waive the asset-based portion of its fee, until further notice. Accordingly, the expense reductions related to the transfer agent fee waiver amounted to $256 for the period ended October 31, 2003. The Signature Services reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average daily net asset value of the Fund.

Adviser and other subsidiaries of JHLICo owned 200,000 shares of beneficial interest of the Fund on October 31, 2003.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C

Fund share transactions

This listing illustrates the number of Fund's shares sold during the period, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                                     PERIOD ENDED 10-31-03 (1)
                                                     SHARES             AMOUNT
--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
Sold                                                170,000           $1,700,000
Net increase                                        170,000           $1,700,000
--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
Sold                                                 10,000             $100,000
Net increase                                         10,000             $100,000
--------------------------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------------------------
Sold                                                 10,000             $100,000
Net increase                                         10,000             $100,000
--------------------------------------------------------------------------------
CLASS I SHARES
--------------------------------------------------------------------------------
Sold                                                 10,000             $100,000
Net increase                                         10,000             $100,000
--------------------------------------------------------------------------------
NET INCREASE                                        200,000           $2,000,000
--------------------------------------------------------------------------------

(1) Inception period from 8-4-03 through 10-31-03.

NOTE D

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended October 31, 2003, aggregated $2,684,940 and $747,827, respectively.

The cost of investments owned on October 31, 2003, including short-term investments, for federal income tax purposes was $2,037,833. Gross unrealized appreciation and depreciation of investments aggregated $248,148 and $12,708, respectively, resulting in net unrealized appreciation of $235,440. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E

Reclassification of accounts

During the period ended October 31, 2003, the Fund reclassified amounts to reflect an decrease in accumulated net realized gain on investments of $1,376, a decrease in accumulated net investment loss of $3,190 and a decrease in capital paid-in of $1,814. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for non-deductible 12b-1 fees and foreign currency adjustments. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP
Independent
Auditors

To The Board of Trustees and Shareholders of John Hancock Mid Cap Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Mid Cap Equity Fund (the "Fund") as of October 31, 2003, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from August 4, 2003 (commencement of operation) to October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for the period ended October 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 5, 2003


TAX INFORMATION NOTICE
(UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2003.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form 1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.

                        John Hancock Mid Cap Equity Fund

                                    Trustees
                                 James F. Carlin
                              William H. Cunningham
                                 Richard R. Dion
                                John M. DeCiccio
                               Charles L. Ladner *
                                Steven Pruchansky
                              Maureen Ford Goldfarb
                                 Norman H. Smith
                                John P. Toolan *
                         *Members of the Audit Committee

                                    Officers
                              Maureen Ford Goldfarb
                 Chairman, President and Chief Executive Officer
                                Richard A. Brown
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
                       Senior Vice President and Secretary
                                 William H. King
                          Vice President and Treasurer
                                Thomas H. Connors
                               Vice President and
                               Compliance Officer

                               Investment Adviser
                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              Principal Distributor
                             John Hancock Funds, LLC
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 Transfer Agent
                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                        Boston, Massachusetts 02109-1803

                              Independent Auditors
                              Deloitte & Touche LLP
                               200 Berkeley Street
                        Boston, Massachusetts 02116-5022


ITEM 2.  CODE OF ETHICS.

As of the end of the period, October 31, 2003, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Contact person at the registrant



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
      ------------------------------
      Maureen Ford Goldfarb
      Chairman, President and Chief Executive Officer


Date: December 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
      -------------------------------
      Maureen Ford Goldfarb
      Chairman, President and Chief Executive Officer


Date: December 18, 2004


By:
      -----------------------
      Richard A. Brown
      Senior Vice President and Chief Financial Officer


Date: December 18, 2004